As filed with the Securities and Exchange Commission on April 27, 2021

Investment Company Act File No. 811-23658

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-2

___________________

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

___________________

Forum CRE Income Fund

(Exact name of registrant as specified in charter)

___________________

c/o Forum Capital Advisors, LLC

240 Saint Paul Street, Suite 400

Denver, CO 80206

(Address and telephone number, including area code, of principal executive offices)

___________________

Darren Fisk

c/o Forum Capital Advisors, LLC

240 Saint Paul Street, Suite 400

Denver, CO 80206

Tel: (303) 501-8860

Fax: (303) 296-4212

(Name and address of agent for service)

___________________

COPIES TO:

Martin H. Dozier Alston & Bird LLP One Atlantic Center 1201 West Peachtree Street Atlanta, GA 30309 Tel: (404) 881-7000 Fax: (404) 881-7777	David Baum Alston & Bird LLP The Atlantic Building 950 F Street NW Washington, D.C. 20004 Tel: (202) 239-3300 Fax: (202) 239-3333

___________________

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of the Registrant have not been and will not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and have been and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of the Registrant.

April 27, 2021

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Forum CRE Income Fund

Class W Shares and Class I Shares of Beneficial Interest

$50,000 minimum purchase for Class W Shares and $50,000 minimum purchase for Class I Shares

Forum CRE Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated as of April 5, 2021 (“Declaration of Trust”). Forum Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund intends to elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s shares will not be listed on an exchange and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Investment Objectives    The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. There can be no assurance the Fund will meet its investment objectives.

Securities Offered.    The Fund is offering common shares of beneficial interest pursuant to this Confidential Private Placement Memorandum (the “Memorandum”) in a private placement of its securities (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption from registration under the Securities Act provided by Regulation D promulgated under Section 4(a)(2) of the Securities Act and from qualification under state securities laws. This Memorandum applies to the offering of two separate classes of shares of beneficial interests (“shares”) in the Fund, designated as Class I shares, and Class W shares. The Fund will apply to the SEC for an exemptive order that would permit the Fund to offer more than one class of shares. Class W shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. The Fund is offering to sell, through its placement agent, Foreside Fund Services, LLC (the “Placement Agent”), common shares of beneficial interest on a continuous basis at a price equal to the Fund’s net asset value (“NAV”) per share. The initial NAV is $10.00 per share. The minimum initial investment is $50,000 for Class W shares and $50,000 for Class I shares. The minimum subsequent investment is $1,000 for Class W shares and Class I shares, except for purchases pursuant to the dividend reinvestment policy described below, which are not subject to a minimum purchase amount. The Fund reserves the right to waive investment minimums. See “Plan of Distribution.” In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries and their agents to accept such orders (collectively, “Financial Intermediaries”). The Placement Agent is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares. Monies received will be invested promptly (i.e., within three months of receipt) and no arrangements have been made to place such monies in an escrow, trust or similar account.

	Offering Price(1)	Sales Load		Proceeds to Fund
Per Share
Class W(1)(2)(3)(4)(5)	$10.00	$—	(3)	$10.00
Class I(1)(2)(3)(4)	$10.00	$—	(3)	$10.00

____________

(1)      Class I shares of the Fund are currently the only shares offered to investors. The Fund expects to offer Class W shares in the future, but doing so is subject to obtaining an exemptive order from the U.S. Securities and Exchange Commission (“SEC”). There is no assurance that the Fund will be granted the exemptive order.

(2)      The Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares.

(3)      The Shareholder Servicing Fee (as defined below) may be used to compensate Financial Intermediaries for providing ongoing shareholder services.

(4)      There is no upfront sales load associated with the Class W or Class I shares. The Fund estimates that the combined organization and offering expenses will equal approximately $178,500. Although organization and offering expenses are payable by the Fund, subject to the Expense Limitation Agreement (as defined below), these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share available for investment.

(5)      The Fund will pay to the Placement Agent a Shareholder Servicing Fee (as defined below) with respect to each Class W share that will accrue at an annual rate equal to 0.25% of the average monthly net assets attributable to the Class W shares, and is payable on a monthly basis.

Summary of Investment Strategy.    Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of real estate and real estate-related investments, which will consist of the following primary asset classes: commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and commercial mortgage-backed securities, as well as equity securities, preferred securities, loan and equity participations, other structured real estate mortgage investment conduits, and directly in real estate. The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

Should the Fund determine to engage in certain co-investments transactions with its affiliates, the Fund will seek an exemptive order from the SEC. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.

The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distributions may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this Offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.”

The Investment Adviser.    Forum Capital Advisors, LLC, the Investment Adviser, is a registered investment adviser with the SEC under the Advisers Act, and serves as the Fund’s investment adviser. The Investment Adviser is organized as a Delaware limited liability company. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the board of trustees of the Fund (the “Board”). The Investment Adviser will have sole discretion to make all investments. The Investment Consultant (as defined below) will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser’s principal offices are located at 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Founded in 2018, the Investment Adviser is an affiliate of Forum Real Estate Group, LLC, a Colorado limited liability company (“FREG”), a full-service real estate investment firm with a focus on multifamily development and acquisitions as well as opportunistic commercial acquisition and development. The Investment Adviser has expertise in the evaluation and potential recapitalization of impaired real property assets. Affiliates of the Investment Adviser may also be engaged to provide third-party property management and other services for the Fund’s direct investments in real estate, including Workout Assets (defined below), if any.

The Investment Consultant.    The Investment Adviser has engaged Janus Capital Management LLC, a Delaware limited liability company, which is a registered investment adviser under the Advisers Act, to act as the Fund’s initial investment consultant (the “Investment Consultant” and together with the Investment Adviser, the “Advisers”). The Investment Consultant is an indirect wholly-owned subsidiary of Janus Henderson Group plc, a global asset manager with more than $401.6 billion in assets under management as of December 31, 2020. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. Any additional investment consultant chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Investment Adviser. Shareholders do not pay any investment consultant fees.

The Investment Consultant is a global asset management firm offering a range of financial products to individuals, intermediary advisors and institutional investors globally, with investment capabilities that include equities, quantitative equities, fixed income, multi-asset and alternatives.

This Memorandum is being furnished to prospective investors on a confidential basis so that they may consider an investment in the Fund. The information contained in this Memorandum is not to be reproduced or used for any other purpose, and may not be provided to others, without the prior written permission of the Investment Adviser. By accepting delivery of this Memorandum, a prospective investor agrees to the foregoing.

This Memorandum supersedes all prior information that may have been delivered or communicated to a prospective investor regarding the Fund. None of such prior information should be relied upon in making an investment decision with respect to the Fund. No person has been authorized in connection with this Offering to give any information, or to make any representations, not contained in this Memorandum. This Memorandum does not constitute an offer or solicitation in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer or solicitation in such state or jurisdiction.

THE SECURITIES OFFERED BY THIS MEMORANDUM HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. NONE OF THE FOREGOING AUTHORITIES HAVE PASSED UPON, OR ENDORSED THE MERITS OF, THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF THE FUND, THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THERE IS NO PUBLIC OR OTHER MARKET FOR THESE SECURITIES, NOR IS IT LIKELY THAT ANY SUCH MARKET WILL DEVELOP. THEREFORE, INVESTORS MUST EXPECT TO RETAIN OWNERSHIP OF THE SECURITIES AND BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

THIS MEMORANDUM CONTAINS SUMMARIES, BELIEVED TO BE ACCURATE, OF CERTAIN AGREEMENTS AND DOCUMENTS. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE ACTUAL AGREEMENTS AND DOCUMENTS DELIVERED OR OTHERWISE MADE AVAILABLE TO RECIPIENTS OF THIS MEMORANDUM. THIS MEMORANDUM DOES NOT PURPORT TO BE ALL- INCLUSIVE OR CONTAIN ALL OF THE INFORMATION THAT PROSPECTIVE INVESTORS MAY DESIRE. THE DELIVERY OF THIS MEMORANDUM AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE STATEMENTS IN THIS MEMORANDUM ARE MADE AS OF THE DATE OF THIS MEMORANDUM. THIS MEMORANDUM CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE INHERENTLY UNCERTAIN. SEE THE SECTION HEREIN CAPTIONED “CAUTIONARY STATEMENTS” FOR AN EXPLANATION OF THE QUALIFICATIONS AND LIMITATIONS OF THOSE STATEMENTS.

Before deciding whether to invest in the Fund, prospective investors should read the discussion of the principal risks of investing in the Fund, which are summarized in “Summary of Terms — Summary of Risks” beginning on page 5 and in “Risk Factors” beginning on page 22.

Prospective investors should consult their own financial, tax and legal advisors as to the consequences to them of an investment in the Fund, including the tax consequences to them of the purchase, ownership and disposition of interests in the Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS MEMORANDUM, PARTICIPANTS MAY DISCLOSE THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION TO ANY AND ALL PERSONS WITHOUT LIMITATION.

Investment Adviser	Investment Consultant
Forum Capital Advisors, LLC	Janus Capital Management LLC

Dated April 27, 2021

i

SUMMARY OF TERMS

This summary is qualified in its entirety by information appearing elsewhere in this Confidential Private Placement Memorandum (this “Memorandum”) and does not contain all of the information that you should consider before investing in the shares offered. You should review the more detailed information contained or incorporated by reference in Memorandum, particularly the information set forth under the heading “Risk Factors.”

The Fund.    Forum CRE Income Fund (the “Fund”) is a newly organized Delaware statutory trust. Investors will be admitted to the Fund as holders of common shares of beneficial interest (the “shareholders”) pursuant to the Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund was organized as a Delaware statutory trust on April 5, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund intends to elect to be taxed, and to qualify annually thereafter, as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Simultaneous with the Fund beginning to accept offers to purchase shares (“Commencement of Operations”), Forum Integrated Income Fund I, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance and Existing Portfolio.”

The Offering.    The Fund is offering common shares of beneficial interest pursuant to this Memorandum in a private placement of its securities (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption from registration under the Securities Act provided by Regulation D promulgated under Section 4(a)(2) of the Securities Act and from qualification under state securities laws. The Fund is offering to sell, through its placement agent, Foreside Fund Services, LLC (the “Placement Agent”), common shares of beneficial interest on a continuous basis at a price equal to the Fund’s net asset value (“NAV”) per share. The initial NAV is $10.00 per share. The Fund expects to offer two separate classes of shares of beneficial interest (“shares”) designated as Class I shares and Class W shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The minimum initial investment is $50,000 for Class W shares and $50,000 for Class I shares. The minimum subsequent investment is $1,000 for Class W shares and Class I shares, except for purchases pursuant to the dividend reinvestment policy described below, which are not subject to a minimum purchase amount. The Fund reserves the right to waive investment minimums. See “Plan of Distribution.” In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries and their agents to accept such orders (collectively, “Financial Intermediaries”). The Placement Agent is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares. Monies received will be invested promptly (i.e., within three months of receipt) and no arrangements have been made to place such monies in an escrow, trust or similar account.

Shares will generally be offered for purchase as of the first day of each calendar month, except that shares may be offered more or less frequently as determined by the Board (as defined below) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with First National Bank of Omaha, the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “— Investor Suitability.”

Share Classes.    The Fund expects to offer two separate classes of shares designated as Class I shares and Class W shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different purchase restrictions and ongoing fees and expenses as set forth in “Summary of Fund Expenses.” When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

If an investor has hired a Financial Intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

The Board.    The Fund has a board of trustees (each member a “Trustee” and, collectively, the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Board consists of Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Advisers. See “Management of the Fund.”

Investment Suitability.    An investment in the Fund involves a considerable amount of risk, including the risk of loss of your investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objective and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

The shares are suitable investments only for prospective investors for whom an investment in the Fund does not constitute a complete investment program and who fully understand, and are willing to assume, and have the financial resources to withstand, the risks involved in the Fund’s specialized investment program and to bear the potential loss of their entire investment in the Fund. The Offering is limited to “accredited investors” as defined under Regulation D promulgated under the Securities Act. Investors who are not natural persons may also qualify as accredited investors if they meet certain conditions.

Investment Objectives and Policies.    The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. There can be no assurance the Fund will meet its investment objectives.

Investment Strategy.    Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of real estate and real estate-related investments, which will consist of the following primary asset classes: commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and commercial mortgage-backed securities (“CMBS”), as well as equity securities, preferred securities, loan and equity participations, other structured real estate mortgage investment conduits (“REMICs”), and directly in real estate (including the Workout Assets (defined below)). The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

Should the Fund determine to engage in certain co-investments transactions with its affiliates, the Fund will seek an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.

The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this Offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.”

Investment Adviser.    Forum Capital Advisors, LLC, the Investment Adviser, is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser. The Investment Adviser is organized as a Delaware limited liability company. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments. The Investment Consultant (as defined below) will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser’s principal offices are located at 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Founded in 2018, the Investment Adviser is an affiliate of Forum Real Estate Group, LLC, a Colorado limited liability company (“FREG”), a full-service real estate investment firm with a focus on multifamily development and acquisitions and opportunistic commercial acquisition and development. The Investment Adviser has expertise in the evaluation and potential recapitalization of impaired real property assets. Affiliates of the Investment Adviser may also be engaged to provide third-party property management and other services for the Fund’s direct investments in real estate, including Workout Assets (defined below), if any.

Investment Consultant.    The Investment Adviser has engaged Janus Capital Management LLC, a Delaware limited liability company, which is a registered investment adviser under the Advisers Act, to act as the Fund’s initial investment consultant (the “Investment Consultant” and together with the Investment Adviser, the “Advisers”). The Investment Consultant is an indirect wholly-owned subsidiary of Janus Henderson Group plc, a global asset manager with more than 345 investment professionals and expertise across all major asset classes that had more than $401.6 billion in assets under management as of December 31, 2020. Pursuant to an Investment Consulting Agreement between the Investment Adviser and the Investment Consultant (the “Investment Consulting Agreement”), the Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. Any investment consultant chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Investment Adviser. Shareholders do not pay any investment consultant fees.

The Investment Consultant is a global asset management firm offering a range of financial products to individuals, intermediary advisors and institutional investors globally, with investment capabilities that include equities, quantitative equities, fixed income, multi-asset and alternatives. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of investments in the Fund.

Administrator.    The Fund has retained Ultimus Fund Solutions, LLC (the “Administrator”) to provide certain fund services, including fund administration, fund accounting, transfer agency and compliance services to the Fund. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses (the “Administration Fee”). See “Summary of Fund Expenses” below. Pursuant to a separate administrative services agreement (the “Administrative Services Agreement”), the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator will perform the calculation and publication of the Fund’s net asset value (“NAV”), and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.

Management Fees and Expenses.    Pursuant to an Investment Management Agreement between the Fund and the Investment Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a management fee that is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average monthly Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The management fee is paid to the Investment Adviser before giving effect to any repurchase of shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

Expense Limitation Agreement.    The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Investment Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.50% and 2.25% per annum of the Fund’s average monthly net assets (the “Expense Limitation”) attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through April 26, 2023. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. After one year from the effective date of the registration statement of which this Memorandum is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

In accordance with the Administrative Services Agreement, the Administrator will be paid the Administration Fee in connection with providing services to the Fund.

Shareholder Servicing Fee.    The Fund will apply for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Shareholder Services Plan with respect to its Class W shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Services Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class W shares (the “Shareholder Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Shareholder Services Plan. The Shareholder Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Shareholder Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Shareholder Servicing Fee payable. Class I shares are not subject to the Shareholder Servicing Fee. Class W shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Class W shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order. See “Plan of Distribution.”

Transfer Agent.    Ultimus Fund Solutions, LLC serves as the Fund’s transfer agent (the “Transfer Agent”). See “Management of the Fund.”

Closed-End Fund Structure.    Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares quarterly, which is discussed in more detail below. See “— Repurchases of Shares.” The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Repurchases of Shares.    At the discretion of the Board and provided that it is in the best interests of the Fund and shareholders to do so, the Fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each quarterly repurchase offer will ordinarily be limited to the repurchase of 5% of the weighted average number of shares outstanding in the prior calendar year (or 20% in each calendar year), but if the value of shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of shares tendered. In such event, shareholders will have their shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. Shareholders tendering shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 30 days prior to the date of repurchase by the Fund.

A shareholder will not be able to redeem his, her or its shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through limited repurchase offers described above. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Valuation.    The Fund’s NAV per share for each class of shares is calculated on a monthly basis as of the close of business on the last business day of each calendar month. The Fund’s NAV per share for each class of shares will determine the price per share in the Offering and the price that is paid to participants in the repurchase of shares described above. See “Determination of Net Asset Value.”

The calculation of the Fund’s NAV is a calculation of fair value of the Fund’s assets less its outstanding liabilities. The Investment Adviser has adopted a valuation policy that provides for the methodologies to be used to estimate the fair value of the Fund’s assets for purposes of the Fund’s NAV calculation.

The Fund has adopted, and its valuation policy will be performed in accordance with, Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. ASC Topic 820 clarifies that the fair value is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Summary of Risks.    Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on its investment or that a shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” Shareholders should consider carefully the following principal risks before investing in the Fund:

•        The Fund’s management and personnel have no experience operating or managing an investment company registered under the Investment Company Act of 1940.

•        The Board may change the Fund’s investment objective by providing shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

•        The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes, which will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

•        There is no assurance the Fund will achieve its performance or investment objectives, or any target rate of return or return on capital.

•        The Fund relies on the investment expertise, skill and network of the Investment Adviser and the Investment Consultant. The departure of any of the key investment professionals of the Investment Adviser or the Investment Consultant, or the termination of either of the Investment Management Agreement or the Investment Consulting Agreement, could have a material adverse effect on the Fund.

•        The Fund’s ability to enter into transactions with its affiliates will be restricted. Should the Fund determine to engage in certain co-investment transactions with its affiliates, the Fund will seek an exemptive order from the SEC to engage in otherwise prohibited investment opportunities with certain entities affiliated with or managed by the Investment Adviser and its affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. There is no assurance any exemptive order will be granted by the SEC.

•        There is no assurance there will be a sufficient number of suitable investment opportunities to enable the Fund to invest in opportunities that will satisfy the Fund’s investment objectives.

•        The Fund may be unable to retain management personnel or attract suitable replacements.

•        Due diligence conducted by the Investment Adviser or the Investment Consultant, as applicable, may not be sufficient, accurate, reliable, or complete or may not identify matters that could have a material effect on the value of an investment.

•        The Fund will make investments based on the Investment Adviser’s estimates or projections of internal rates of return and current returns, and events or conditions that have not been anticipated could have a significant effect on the actual rate of return achieved by the Fund.

•        The Fund may be subject to litigation from time to time, the outcome of which may materially adversely affect the value of the Fund.

•        The Fund’s concentration in the real estate sector may increase the volatility of the Fund’s returns and may expose the Fund to the risk of economic downtowns in this sector. There is no limit regarding the amount of Fund assets that may be invested in a single geographic area within the United States,

•        The Fund may use leverage in connection with its investments of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any, which may increase the risk of loss associated with its investments. In addition, if a wholly owned special purpose vehicle of any subsidiary of the Fund is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund.

•        There can be no assurance that the Fund’s investment activities or its operations will be profitable, that the Fund will avoid losses, or that cash from its investments will be available for distribution.

•        The Fund will incur obligations to pay Administration Fees, management fees, and other transactions costs, as well as obligations to pay operating, legal, accounting, and auditing fees regardless of whether it realizes any profits.

•        The Investment Adviser and the Fund face cyber-security risks, including malware and computer virus attacks, unauthorized access, system failures and disruptions.

•        The Fund may be called upon to provide follow-up funding for its investments and may not have sufficient funds to do so.

•        Shareholders will not be involved in the active or day-to-day management of the Fund.

•        The shares will be issued in reliance upon certain exemptions from registration or qualification under the Securities Act and applicable U.S. federal and state securities laws, and there is no public market for the shares and it is not expected that one will develop.

•        The Fund through its investments in a variety of real estate-related debt and preferred equity investments will subject the Fund to the risks of borrower default and risks associated with real property investments, including the risks of illiquidity, lack of control, mismanagement or decline in the value of collateral, defects in legal documents relating to loans or interest in collateral, contested foreclosures, bankruptcy of the debtor, claims for lender liability, violations of usury laws, and the imposition of common law or statutory restrictions on the Fund’s exercise of contractual remedies for defaults of such investments.

•        The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses.

•        Commercial real estate debt instruments that are secured by commercial property are subject to the risks of delinquency and foreclosures and other risks of loss.

•        The value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated.

•        Investments in subordinated or “mezzanine” debt investments do not provide the Fund with control over the underlying collateral and the Fund will be dependent on third-party borrowers or agents, and will have rights that are subordinate to those of other senior lenders.

•        Mezzanine loans also involve additional risks such as restrictions on the transfer of interests securing such loans or consent rights.

•        Commercial mortgage loans have additional risk characteristics such as shorter maturities, significant principal or “balloon” payments due on maturity, non-resource provisions, and the ability of a borrower to obtain refinancing.

•        Changes in interest rates may adversely affect the Fund’s investments.

•        Credit ratings of borrowers or debt securities representing the ratings agencies’ opinions regarding their credit quality and upon which the Fund relies, are not a guarantee of quality.

•        The Fund may acquire direct or indirect interests in real estate loans that subsequently become non-performing.

•        The Fund may be subject to risks associated with a direct ownership in real estate, such as substantial competition, insufficient cash flow, inflation or deflation, illiquidity of investments, dependence on tenants and their financial condition, environmental matters, federal statutory and regulatory considerations, lack of sufficient insurance, and reliance on third party managers.

•        The Fund may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income.

•        Complying with REIT requirements may force the Fund to liquidate or forego otherwise attractive investments.

•        The Fund will be subject to additional risks if it makes investments internationally.

•        Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

•        The failure of the Fund to qualify as a REIT under the Code for U.S. federal income tax purposes would subject the Fund to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to shareholders.

•        Complying with REIT requirements may cause the Fund to borrow funds to make distributions or otherwise depend on external sources of capital to fund such distributions, or to forego otherwise attractive opportunities or liquidate otherwise attractive investments.

•        REIT distribution requirements could adversely affect the Fund’s ability to execute its investment strategy.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

U.S. Federal Income Tax Considerations.    The Fund intends to elect to be taxed as a REIT. The Fund believes that it is organized, and expects to operate, in such a manner to qualify for taxation as a REIT.

The Fund’s qualification and taxation as a REIT will depend upon its ability to meet on a continuing basis, through actual operating results, distribution levels, and diversity of share and asset ownership, the various and complex REIT qualification tests imposed under the Code. See “U.S. Federal Income Tax Considerations” below. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Unlike most REITs, the Fund’s Declaration of Trust does not contain restrictions regarding the ownership and transfer of its shares that would assist the Fund in continuing to satisfy the share ownership requirements that apply to REITs. The Fund’s transfer agent intends to monitor the issuance of Fund shares in a manner that will permit the Fund to satisfy these ownership requirements. However, the rules that apply to determine ownership of a REIT are complex, and there can be no assurance that the transfer agent will be able to prevent the Fund from failing to meet an ownership requirement. If the Fund were to fail to satisfy a share ownership requirement, it would fail to qualify as a REIT if the Fund were unable to avail itself of any available relief provisions.

If the Fund qualifies as a REIT, it will be allowed to deduct dividends paid to its shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that it timely distributes as dividends to its shareholders. The Fund intends to make distributions to its shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT requirements. See “U.S. Federal Income Tax Considerations” below.

Distribution Policy.    The Fund’s distribution policy is to make monthly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the monthly distribution policy from time to time. See “Dividend Reinvestment Policy.”

Custodian.    UMB Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

	Class W	Class I
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None	None
Redemption Fee (as a percent of proceeds)(1)	2.00%	2.00%
Contingent Deferred Sales Charge	None	None

Annual Expenses (as a percentage of average net assets attributable to shares)
Management Fees(2)	1.95%	1.95%
Interest on Borrowed Funds(3)	0.60%	0.60%
Other Expenses(4)	0.62%	0.62%
Shareholder Servicing Expenses(5)	0.25%	None
Distribution Fee	None	None
Acquired Fund Fees and Expenses	None	None
Total Annual Expenses(6)	3.42%	3.17%
Fee Waiver and Reimbursement(7)	(0.32)%	(0.32)%
Total Annual Expenses (after fee waiver and reimbursement)	3.10%	2.85%

____________

(1)      A 2.00% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the shares (on a “first in-first out” basis). An early repurchase fee payable by a shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder.

(2)      The management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average monthly Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The management fee shown in the table above is higher than the contractual rate because the management fee in the table is calculated as a percentage of average monthly net assets, rather than average monthly Managed Assets. Because the management fee is based on the Fund’s average monthly Managed Assets, the Fund’s use of leverage, if any, will increase the management fee. The Investment Adviser pays the Investment Consultant a fee out of the management fee received by the Investment Adviser.

(3)      The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this Offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities, would be indirectly borne by its shareholders. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 30% of its average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 2.0%. The Fund’s ability to incur leverage during the twelve months following effectiveness of the registration statement depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this Offering and capital markets conditions. The Fund does not intend to issue preferred shares or convertible securities in the first 12 months following effectiveness of the registration statement.

(4)      Estimated for current fiscal year.

(5)      The Fund will apply for exemptive relief from the SEC permitting it to offer multiple classes of shares and to adopt a Shareholder Services Plan for Class W shares. There can be no assurances the SEC will grant such relief to the Fund; however, if approved, the Fund may charge a Shareholder Servicing Fee up to a maximum of 0.25% per year on Class W shares on an annualized basis of the aggregate net assets of the Fund attributable to such class. The Fund may use these fees, in respect to Class W shares, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class W shares of the Fund. See “Plan of Distribution.” Class W shares will pay a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average monthly net assets of the Fund attributable to Class W shares and will be payable on a monthly basis. The Shareholder Servicing Fee may be used to compensate Financial Intermediaries for providing ongoing shareholder services. Class I shares are not subject to a Shareholder Servicing Fee. See “Plan of Distribution.”

(6)      As estimated for the next 12 months, including all estimated fees and expenses of the Fund’s wholly owned subsidiaries.

(7)      The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Investment Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.50% and 2.25%

per annum of the Fund’s average monthly net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through April 26, 2023. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. See “Management of the Fund.” After one year from the effective date of the registration statement of which this Memorandum is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $100 million. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 50 of this Memorandum.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return and no redemption of shares (the example assumes the Expense Limitation Agreement will remain in effect for only two years):

Example	1 Year	3 Years	5 Years	10 Years
Class W	$52	$96	$162	$338
Class I	$49	$88	$150	$314

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee provided they have held their shares in excess of 90 days. However, if shareholders request that repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently $15.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

The Fund is a newly organized Delaware statutory trust. The Fund was organized as a Delaware statutory trust on April 5, 2021.

The Fund expects to offer two separate classes of shares designated as Class I shares and Class W shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Simultaneous with the Fund beginning to accept offers to purchase shares, the Predecessor Fund, reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance and Existing Portfolio.”

USE OF PROCEEDS

The net proceeds of the Offering will be invested in accordance with the Fund’s investment objective, strategies, and policies (as stated below). The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives, the Fund will invest in money market funds and other liquid investments. Shareholders should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s assets purchased with proceeds from this Offering would earn interest income at a modest rate.

PERFORMANCE AND EXISTING PORTFOLIO

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Predecessor Fund commenced operations in October 2019. The performance quoted below is that of the Predecessor Fund and was adjusted to reflect the Fund’s estimated expenses. The performance returns of the Predecessor Fund are unaudited and are calculated by the Investment Adviser on a total return basis. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the Investment Company Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Code, which, if applicable, may have adversely affected its performance.

Past performance is no indication of future returns. Because the Predecessor Fund had less than one full calendar year of performance, the average annual total return table has been omitted.

2020 MONTHLY PERFORMANCE (%) NET OF FEES

Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec
1.10%	(0.17)%	(20.81)%	5.58%	2.95%	5.77%	2.47%	1.06%	0.79%	(0.46)%	1.75%	2.61%

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Overview

The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in a portfolio of real estate and real estate-related investments, which will consist of the following primary asset classes: commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and CMBS, as well as equity securities, preferred securities, loan and equity participations, REMICs, and directly in real estate (including the Workout Assets (defined below)). The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.

Forum Capital Advisors LLC, which serves as the Investment Adviser, brings a unique capability for investors seeking yield and preservation of capital. The Investment Adviser’s goal is to take a nimble investment approach to real estate by investing throughout the capital stack and taking advantage of relative value opportunities in the sector. The Investment Adviser’s capabilities allow it to invest through the market cycle, not to the market cycle.

The combination of the Investment Adviser and the Investment Consultant creates a full cycle strategy that seeks to provide current income and long-term capital appreciation by investing across the entire capital stack. The Investment Adviser is an affiliate of FREG, a full-service, private equity and real estate investment firm based in Denver, Colorado, known for its forward- thinking, branded communities. Since inception in 2007, FREG has invested $2.0 billion in real estate transactions, including 62 properties in 19 states. The 44-member team consists of over 30 investment professionals with experience across a variety of multifamily and other real estate property types. The Investment Adviser consists of ten investment professionals with an average of over 20 years’ experience across the real estate and investment management business.

The Investment Consultant is an indirect wholly-owned subsidiary of Janus Henderson Group plc, a global asset manager with more than 345 investment professionals and expertise across all major asset classes that had more than $401.6 billion in assets under management as of December 31, 2020. The Investment Consultant’s 35-person dedicated credit securitization team analysts have 17 years average industry experience and the ability to source and execute large transactions.

The combined team will have unique access to investments which have high barriers to entry and has the capacity to invest in niche commercial real estate (“CRE”) products across the CRE universe. The Fund will have access to both traditional and bespoke credit opportunities and through the Investment Consultant’s long-standing global industry relationships may have an early look on new deals. The Fund will also benefit from the Investment Adviser’s extensive CRE experience as an operator and its “Owner’s Mentality” when underwriting investment opportunities.

Market Opportunity

CRE debt has historically exhibited low correlation with other major asset classes. Despite recent spread compressions, CRE debt has exhibited low historical volatility and excess spread relative to traditional fixed income classes. Increased regulatory burdens on commercial real estate lending and securitizations from large banking institutions has allowed for non-bank lending and debt platforms. Currently, banks providing over 50% of CRE debt face heavy capital/regulatory pressure on both balance sheet and Asset Backed Securities funding channels.

Following the recent financial crisis, a much more onerous set of capital requirements and regulations were put in place on larger financial institutions, making it much more difficult to achieve the same lending volumes on commercial property. The disruption in this area of the lending market has created opportunities for smaller non-bank capital providers to target specific pockets of the commercial real estate market to lend to and achieve stable risk-adjusted returns. The Fund is positioned to take advantage of this disruption with its significant real estate investment experience on both sides of the real estate investment spectrum (debt/securitization and equity/owner-operator).

While the prevailing market view is that real estate debt investors are late in the credit cycle, the Fund’s strategy includes the infrastructure which allows the Fund to invest through interruptions in the market, including potentially taking over assets that could default and operating them.

Investment Objectives

The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. There can be no assurance the Fund will meet its investment objectives.

Investment Strategy

The Fund will seek to achieve its objectives by acquiring commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and CMBS, as well as equity securities, preferred securities, loan and equity participations, REMICs, and directly in real estate (including the Workout Assets).

Should the Fund determine to engage in certain co-investments transactions with its affiliates, the Fund will seek an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.

The Fund may also purchase risk-retention bonds off of single asset/single borrower (“SASB”) CMBS securitizations. These bonds are typically horizontal pari passu interests in the most subordinate tranches of CMBS transactions. Based on regulatory requirements, these risk-retention bonds must be held for a minimum of five years and cannot be leveraged. In addition, transfer requirements restrict the ability to sell these investments after the minimum five-year hold period to only approved transferees under federal risk-retention rules.

The Fund will also seek to take advantage of market dislocations by opportunistically purchasing discounted loans and securities in the secondary market and making direct real estate investments.

Although the Fund is a “non-diversified” investment company within the meaning of the Investment Company Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital stack, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — Risks Associated with the Fund’s Investments Generally — Additional Risks of International Investments.”

Types of Investments

The Fund expects that its commercial real estate debt investments will be secured by or issued in connection with the two broad categories of real estate: (1) core and (2) non-core real estate, within four broad types of real estate: (1) multi-family, (2) office, (3) retail, and (4) industrial property types.

Categories of Underlying Commercial Real Estate

The two categories of underlying commercial real estate are discussed below.

Core.    Core real estate investments are (i) generally limited to well-located properties with significant occupancy rates and (ii) properties that generally utilize a modest amount of leverage (“Core Properties”). These Core Properties provide relatively lower and more stable returns, and are typically located in primary markets and in the main property types (office, retail, multifamily, industrial, and other alternative commercial real estate properties). Core Properties are stable, well-maintained, well-leased, and often “Class A” properties that have above-average rents.

Non-Core.    Non-core real estate investments generally present higher risk than Core Properties but with the possibility of higher returns (“Non-Core Properties”). A Non-Core Property typically involves one or more of the following: (i) a property with a greater leasing risk than a Core Property, (ii) a property with a loan-to-value ratio exceeding ratios customary for Core Properties, and (iii) a property that may be functionally or economically obsolete, require rehabilitation, or forward commitments as to construction or other capital needs. Non-Core Property investing is generally divided into “opportunistic” and “value-added” investing. “Opportunistic” investing typically presents the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with Core Property or value-added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back-end, in the form of future rental income or the sale or refinancing of the asset. “Value-added” investing typically entails less risk than opportunistic investing (though greater risk than Core Property investing), with limited expected income return and the perceived potential for a total return greater than Core Property investing but less than opportunistic investing. Value-added investing targets properties that unlike opportunistic investing may have in place existing cash flow, but may not be realizing their full cash flow potential due to management or operational problems, required physical improvements or capital constraints. These properties often require enhancement to upgrade them to higher quality properties. A value-added investor may seek to increase the cash flow over time by making improvements or fixing obsolescences or deficiencies to the asset that will allow it to command higher rents, increasing efforts to lease vacant space at the property to quality tenants, or improving the management of the property and thereby increasing customer satisfaction or lowering operating expenses where possible. Once the operator has successfully increased the net operating income at the property, they typically seek to sell the asset to capture the resulting appreciation in value.

Types of Underlying Commercial Real Estate

Although the Fund is not limited in the types of real estate in which it may invest, the Fund expects that it will invest, directly or indirectly, in the four broad types of real estate, plus other types of alternative commercial real estate that are not included in the four broad types of commercial real estate, all of which can be both Core Properties or Non-Core Properties:

Multifamily.    Multifamily properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use as opposed to detached single-family residential properties. There are three main types of multifamily properties — garden-style (mostly one-story apartments), low-rise and high-rise. Apartments generally have the lowest vacancy rates of any property type, with the better performing properties typically located in urban markets or locations with strong employment and demographic dynamics.

Office.    Office sector properties are generally categorized based upon location and quality. Buildings may be located in Central Business Districts or suburbs. Buildings are also classified by general quality and size, ranging from Class A properties which are generally large-scale buildings of the highest-quality to Class C buildings which are below investment grade.

Retail.    The retail sector consists of five main formats: neighborhood retail, community centers, regional centers, super-regional centers and single-tenant stores. Location, convenience, accessibility and tenant mix are generally considered to be among the key criteria for successful retail investments. Retail leases tend to range from three to five years for small tenants and 10 to 15 years for large anchor tenants. Leases, particularly for anchor tenants, may include a base payment plus a percentage of retail sales. Income and population density are generally considered to be key drivers of local retail demand.

Industrial.    Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing. The performance of industrial properties is typically dependent on the proximity to economic centers and the movement of trade and goods. In addition, industrial properties typically utilize a triple-net lease structure pursuant to which the tenant is generally responsible for property operating expenses in addition to base rent which can help mitigate the risks associated with rising expenses.

Other Alternative Direct Real Estate Investments.    In addition to office, retail, multifamily, and industrial CRE properties, the Fund may also acquire other alternative types of CRE properties, including but not limited to student housing, data centers, self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing facilities, assisted living facilities, and research facilities.

Commercial Real Estate Debt Investments

The Fund expects that the Fund will invest in commercial real estate debt investments by engaging in any of the following transactions: directly originating loans and purchasing or participating in other debt investments, purchasing them from third-party sellers, or investing in or purchasing the securities through a real estate investment vehicle. Although the Fund generally prefers the benefits of direct origination, opportunities may arise to purchase commercial real estate debt investments, possibly at discounts to par, which will compensate the Fund for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Investment Adviser’s management team in both disciplines will provide the Fund flexibility in a variety of market conditions.

The Fund expects that the commercial real estate debt investments will consist of the following types of commercial real estate debt:

First Mortgage Loans.    First mortgage loans are loans that have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.

Subordinate Mortgage Loans.    Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. Rights of holders of subordinate mortgages are usually governed by participation and other agreements.

Mezzanine Loans.    Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property-owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements.

Participations in Loans.    For certain select real estate-related loans, including investments in first mortgage loans, subordinate mortgage loans, mezzanine loans, and other commercial real estate-related loans, the Fund may enter into participation agreements or intercreditor agreements to a right to a horizontal or vertical portion of a capital structure.

CMBS.    CMBS are commercial mortgages pooled in a trust and are principally secured by real property or interests. Accordingly, these securities are subject to all of the risks of the underlying loans. CMBS are structured with credit enhancement, as dictated by the major rating agencies and their proprietary rating methodologies, to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity).

The typical commercial mortgage is a five or ten-year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are often structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors for foregone interest collections.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Preferred Equity.    Preferred equity is a type of loan secured by the general or limited partner interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.

Equity Participations or “Kickers.”    In connection with the Fund’s commercial real estate debt investment origination activities, the Fund may pursue equity participation opportunities, in instances when the Investment Adviser believes that the risk-reward characteristics of the loan merit additional upside participation. Equity participations are typically paid in the form of additional interest, exit fees, percentage of sharing in refinance or resale proceeds or warrants in the borrower.

Potential Investment Structures

As noted above, the Fund will gain exposure to both Direct Real Estate Investments and CRE Debt Investments both directly and indirectly through its investments in the securities of the Direct Real Estate Investments. However, the potential investment structure of the Direct Real Estate Investments themselves will also vary. The Direct Real Estate Investments may be held by wholly owned subsidiaries of the Fund or by entities in which the Fund has a majority or minority interest. The Direct Real Estate Investments will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”), (ii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Investment Adviser, as well as possible unaffiliated third party investors (“Co-Investment Entities”), and (iii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”). The underlying Direct Real Estate Investments and CRE Debt Investments to be held by a Wholly Owned Entity, a Co-Investment Entity, or a Joint Venture Entity will be evaluated using the criteria described elsewhere in this Memorandum.

Wholly Owned Entities.    The Fund intends to invest in Direct Real Estate Investments and CRE Debt Investments through one or more Wholly Owned Entities. Direct Real Estate Investments through these Wholly Owned Entities may include fee simple (i.e., an absolute title to the underlying real estate free of any other claims), leasehold ownership, or a partnership interest in the underlying real estate. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete ownership of the underlying Direct Real Estate Investments or CRE Debt Investment held by the Wholly Owned Entity and as a result, the Fund will bear all risks associated with the underlying Direct Real Estate Investments or CRE Debt Investment. However, the Fund will have greater flexibility as to disposition or restructuring of a CRE Debt Investment or the renovation, redevelopment, repositioning, or disposition of an underlying Direct Real Estate Investments held by the Wholly Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying Direct Real Estate Investments or CRE Debt Investment. Further, investments in real estate made through a Wholly Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.

The Fund will look through any of its subsidiaries for purposes of compliance with diversification, borrowings, and concentration requirements and restrictions.

Co-Investment Entities.    Instead of acquiring full ownership of Direct Real Estate Investments or CRE Debt Investments through a Wholly Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Investment Adviser. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying CRE Debt Investments or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Direct Real Estate Investments, as applicable, owned by the Co-Investment Entity. The Fund’s investments in real estate through the securities of a Co-Investment Entity with its affiliates is subject to the requirements of the 1940 Act and receipt of an exemptive order from the SEC allowing it to co-invest with certain of its affiliates. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund. There can be no assurance that the Fund will obtain such relief. See “Risk Factors — U.S. Federal Income Tax

Risks and Other Regulatory Risks — Restrictions on Transactions with Affiliates.” Certain unaffiliated third parties may also invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest. See “Conflicts of Interest.”

Joint Venture Entities.    The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating Direct Real Estate Investments or CRE Debt Investments through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying Direct Real Estate Investments or CRE Debt Investments held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. See “Risk Factors — Risk Related to Direct Investments in Real Estate — Partial Ownership Interests” and “— Reliance on Third-Party Managers or Joint Venture Partners.” Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.

The Fund has not established safeguards it will apply to, or be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Investment Adviser and the Fund’s management consider all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to:

•        The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.

•        The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.

•        The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.

Investment Selection

The investment process will consist of participation and input from both the Investment Adviser and the Investment Consultant. The basic components to the process, defined in more detail below, are sourcing of potential investments, weekly meetings of the Fund’s investment committee (the “Investment Committee”) to discuss current investment pipeline, and presentation and approval of investments for the Fund, surveillance meetings to review existing Fund investments, and workout meetings, to the extent needed, on any Fund investments in various stages of distress or foreclosure.

Sourcing of Investments

The Advisers source potential investment opportunities by focusing on niche opportunities to securitizations with high barriers to entry. The Fund will have access to both traditional and bespoke credit and direct real estate opportunities from long standing global industry relationships.

Investment Approval Process

On no less than a weekly basis, the Investment Committee will meet to review the current investment opportunity pipeline. Pipeline discussions will cover current opportunities in the market and an update on any opportunities that are currently in underwriting. Opportunities discussed in the pipeline discussions will include investment parameters, including but not limited to, investment type, leverage, sponsorship, estimated pricing, and timing of potential close. The Investment Committee will vote on which investments, if any, would be appropriate to move to full underwriting.

Upon the Investment Committee’s approval to move forward with an opportunity discussed in the pipeline meeting, a full presentation of the investment will be required. The full presentation will include both a written recommendation along with an oral presentation for final approval. The presentation will include, but will not be limited to, a review of each of the underlying real estate assets and associated financing, a scenario analysis showing potential outcomes across a variety of market and sub-market stresses, a structural analysis showing the various impact on both the asset and bond capital structure of these stress scenarios, a review of comparable investments and commensurate pricing levels, and, if appropriate, a cost estimate associated with a workout in the event the Fund may need to exercise rights and remedies in a downside scenario (a “Workout”).

After the presentation has been completed and all follow up questions have been answered, the Investment Committee will vote to approve or deny the investment as well as determine the appropriate sizing of the investment for the Fund. An investment is approved only if at least four of the five members of the Investment Committee, including the portfolio manager, provide their approval.

Surveillance of Investments

On a monthly basis, the Investment Committee will meet to discuss the performance of all outstanding investments of the Fund. Performance metrics to be reviewed will include, but will not be limited to, debt service coverage levels, upcoming lease rollover, relevant market data associated with underlying real estate collateral, and any other such data associated with investment performance that is deemed pertinent. At this meeting, a review of the performance of each investment will be conducted and compared to the assumptions that led to the initial investment. This will determine if the investment is outperforming or underperforming expectations. Additionally, any potential problems with any of the Fund’s investments will be highlighted and any potentially problematic investments will be placed on a list of closely monitored investments (a “Watchlist”). Any Watchlist items shall be further scrutinized to determine if there is potential for a delinquency or default event. If it is deemed that a delinquency or default event is probable, the Investment Adviser will begin dual tracking the investment for both performance as expected as well as a potential move to a workout (a “Workout”). Members of FREG’s investment management team will also be active participants in the surveillance of the Watchlist assets, and will provide input on business and contingency plans in the event a Watchlist asset moves to Workout.

Workout Procedure

In the event an asset moves into Workout, the Investment Adviser’s workout team (the “Workout Team”) will work with all related parties including the borrower and senior lender to determine a plan of action. The Workout Team includes personnel from both the Investment Adviser and FREG, all of whom have extensive experience underwriting direct real estate. In the event of a Workout scenario, the Investment Adviser will retain the appropriate counsel to handle all legal matters related to the restructuring. Additionally, the asset will be underwritten as a new acquisition to determine the appropriate strategy for ownership, capital needs and long term positioning. Underwriting will include reviewing third party due diligence reports, trailing twelve month financial statements, and current rent rolls and providing tax analysis. Additionally, the Workout Team would analyze debt scenarios, payroll and exit scenarios, and the appropriate structure to permit the Fund to maintain its qualification as a REIT.

If the Investment Adviser’s Workout Team concludes the asset is a viable opportunity, the team will recommend to the Investment Committee that the Fund acquire the asset. Following the Workout Team’s recommendation, the Investment Committee will review the suitability of the asset for the Fund, including factors such as the capital needs required to acquire, stabilize and operate the asset and the availability of such capital. If the Investment Committee votes to approve the acquisition of the asset, the Fund will acquire the asset and designate it a “workout asset” (a “Workout Asset”). The intent would be for the Workout Asset to make quarterly distributions once stabilized.

It is currently expected that the Fund would acquire Workout Assets through Special Purpose Entities. The Investment Adviser or one or more of its affiliates will be entitled to receive carried interest distributions from the Special Purpose Entity. The amount of the carried interest distribution may vary with respect to the different Special Purpose Entities, but the Investment Adviser currently expects that the carried interest distribution will be up to 30% of the profits distributed to the investors in such Special Purpose Entities, including the Fund. In addition, the Investment Adviser, or one of its affiliates, may provide property management services to the Workout Assets and, if engaged, will be entitled to receive a property management fee of 4% of gross revenues (or such higher fee as is market), which fee will be borne by the Special Purpose Entity owning the applicable Workout Assets.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Investment Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Investment Adviser and the Fund’s portfolio manager are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 15% and 50%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

RISK FACTORS

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. Discussed below are risks relating to an investment in the Fund and its shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and its shares. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this Memorandum. The Fund will update this Memorandum to account for any material changes in the risks involved with an investment in the Fund.

Risks Related to an Investment in the Fund

Partial or Total Loss of the Fund’s Capital

There is no assurance that the Fund will achieve its performance or investment objectives, or achieve any targeted rate of return or return of capital or any target distribution yield. Shareholders may lose some or all of their invested capital, and prospective investors should not purchase the Fund’ shares unless they can readily bear the consequence of such loss.

No Minimum Offering Amount

The Fund has no obligation to raise a specific amount of capital prior to commencing operations, which could adversely impact the Fund’s ability to achieve profitability. There is a risk that the amount of capital actually raised by the Fund through the Offering may be insufficient to achieve profitability or allow the Fund to realize its investment objectives. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Fluctuations in Fund NAV

The Fund’s NAV may be significantly affected by numerous factors, including the risks described in this Memorandum, many of which are outside of the Fund’s control. There is no guarantee that the Fund’s NAV will not decrease and it may fluctuate significantly.

Changes in Purchase Price per Share

The Fund’s NAV per share for each class of shares is calculated on a monthly basis as of the close of business on the last business day of each calendar month. The Fund’s NAV per share for each class of shares will determine the price per share in the Offering and the price that is paid to participants in the repurchase of shares described above. As a result, investors will not know the purchase price per share at the time they submit their subscription agreements. In the event of an increase in the Fund’s NAV per share, the purchase price may be higher than the prior monthly closing price per share, and therefore an investor may receive a smaller number of shares than if the investor had subscribed at the prior monthly price. See “Determination of Net Asset Value.”

Limited Liquidity Provided by Repurchase Offers

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers, which will ordinarily be limited to the repurchase of 5% of the weighted average number of shares outstanding in the prior calendar year (or 20% in each calendar year) at NAV, after deduction of any applicable repurchase fee (if within the first 90 days of purchase). There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

The Fund intends to offer to repurchase shares at a price equal to the NAV per share on each date of repurchase, after deduction of any applicable repurchase fee. Therefore, if the Fund does not experience net capital appreciation and realize gains following the date investors purchase their shares, any offer price by the Fund to repurchase investor shares may be lower than the price investors paid.

The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share. As a result, in the event of an increase in the Fund’s NAV per share, an investor’s purchase price may be higher than the per share price paid by other shareholders previously, and therefore an investor may receive fewer shares than if an investor purchased shares previously.

Changes to Investment Objective and Policies

The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. Subject to the Fund’s fundamental policy as set forth in the Statement of Additional Information, the Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. The Fund cannot predict the effect any changes to the Fund’s investment objectives, current operating policies, investment criteria and strategies may have on its business, NAV or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause investors to lose all or part of their investment.

Difficulty of Locating Suitable Investments

There can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its committed capital in opportunities that satisfy the Fund’s investment objectives or that such investment opportunities will lead to completed investments by the Fund. The activity of identifying, completing and realizing an attractive investment opportunity is highly competitive and involves a high degree of uncertainty. The Fund will compete for investments with many other investors, some of which will have greater resources than the Fund. Such competitors may include other private investment funds, banks and non-bank lenders, as well as wealthy individuals and other institutional investors. Further, over the past several years, an ever-increasing number of private investment funds have been formed (and many existing funds have grown in size). Additional funds with similar investment objectives may be formed in the future by other unrelated parties. In addition, the availability of investment opportunities generally will be subject to market conditions as well as, in some cases, to the prevailing regulatory or political climate. Therefore, identification of attractive investment opportunities is difficult and involves a high degree of uncertainty, and competition for such opportunities may become more intense. The Fund will participate in a limited number of investments and, as a consequence, the aggregate return of the Fund may be substantially adversely affected by the unfavorable performance of even a single investment.

General Economic Conditions

The success of the Fund’s investment activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). The U.S. stock and credit markets have experienced price volatility, dislocations and liquidity disruptions in the past. Any future disruptions in the capital and credit markets will adversely affect the Fund’s ability to identify suitable investments, obtain financing and exit investments at the desired times and on terms favorable to the Fund, which in turn may adversely affect the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Difficulties in Retaining Employees

There can be no assurance that the Investment Adviser will be able to retain its management team or that any or all of the benefits of such retention will be realized on a timely basis or at all. The ability to retain such personnel or to attract suitable replacements should any such persons leave is dependent on the competitive nature of the employment market. The failure to retain employees or a limitation on their availability could result in higher operating expenses and disrupt the management of the Fund or the operation of its properties and could have a material adverse effect on the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Investment and Due Diligence

Before making investments, the Investment Adviser or the Investment Consultant, as applicable, will conduct due diligence that it considers reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, the Investment Adviser or the Investment Consultant, as applicable, will exercise its professional judgment in evaluating important and complex business, financial, tax, accounting and legal issues and will rely on the resources reasonably available to it. Such resources, whether or not known to the Investment Adviser or the Investment Consultant, as applicable, at the time, may not be sufficient, accurate, complete or reliable. Due diligence may not reveal or identify matters that could have a material effect on the value of an investment. Moreover, even if due diligence reveals certain factors that prove to have a material effect on the value of an investment, there is no guarantee that the Investment Adviser or the Investment Consultant, as applicable, will accurately predict at the time of conducting due diligence those factors that ultimately prove to have such a material effect.

Inability to Achieve Targeted Rate of Return

The Fund will make investments based on the Investment Adviser’s estimates or projections of internal rates of return and current returns, which in turn are based on, among other considerations, assumptions regarding the amount and terms of available financing and the manner and timing of dispositions, including possible asset recovery and remediation strategies, all of which are subject to significant uncertainty. In addition, events or conditions that have not been anticipated may occur and may have a significant effect on the actual rate of return achieved by the Fund. Moreover, the Fund’s ability to achieve its targeted returns may be adversely impacted by increased competition from other investors, which may lead to more competitive pricing for certain types of investments.

Litigation

The Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for extended periods of time. Any litigation may require the time, attention and resources of the Investment Adviser and the Fund.

Diversification of Risk

The Fund’s investments in real estate debt are expected to be secured by real estate assets. The Fund’s concentration in the real estate sector may increase the volatility of the Fund’s returns and may also expose the Fund to the risk of economic downturns in this sector to a greater extent than if its portfolio also included investments in other sectors. Industry diversification is not an objective of the Fund. The Fund’s portfolio may include a small number of large investments. While this portfolio concentration may enhance total returns to the investors, if any large position sustains a material loss, the returns to the investors may be lower than if the Fund had invested in a more diversified portfolio.

Further, there is no limit regarding the amount of Fund assets that may be invested in any single geographic area within the United States. To the extent the Fund concentrates its investments in a limited number of assets or geographic areas, the Fund will be subject to certain risks relating to concentrated investments. The Fund’s revenue from, and the value of, its assets located in any single concentrated region may be affected disproportionately by a number of factors, including local real estate conditions (such as oversupply of or reduced demand for such properties) and the local economic climate. Business layoffs, downsizing, industry slowdowns, changing demographics, and other factors may adversely impact the local economic climate. A downturn in either the local economy or in general real estate conditions for any market in which the Fund’s investments are concentrated could adversely affect the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Distributions

There can be no assurance that the Fund’s investment activities or its operations will be profitable, that the Fund will be able to avoid losses or that cash from its investments will be available for distribution to shareholders. The Fund intends, subject to change by the Board, to pay distributions on a monthly basis. The Fund will pay these distributions to shareholders out of assets legally available for distribution. While the Investment Adviser may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to the Fund’s income, the Fund cannot assure investors that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Memorandum. All distributions paid to Fund shareholders will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of its REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. The Fund cannot assure investors that it will pay distributions to shareholders in the future.

To the extent that the Fund pays distributions to shareholders using proceeds it receives from proceeds that represent a return of capital to the Fund, such Fund distributions would similarly constitute a return of investor capital and will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Fund ultimately invests.

Currency and Exchange Rates

The functional currency of the Fund is the U.S. dollar. Accordingly, non-U.S. Investors are subject to the risks associated with fluctuations in currency exchange rates between the U.S. dollar and their national currencies.

Short-Term Investments

Working capital, as well as the net cash flow from the operation, sale or refinancing of the Fund’s investments or the proceeds of the Offering, may be invested in short-term investments. The returns from these investments are likely to be lower than the returns targeted by the Fund for its real estate investments.

The Fund Will Incur Fees and Expenses Regardless of Whether It Experiences Any Profits

The Fund will incur obligations to pay administration fees, management fees, brokerage commissions and other transactional costs to its administrator and brokers and dealers. In addition, the Fund will incur obligations to pay its operating, legal, accounting and auditing fees. The foregoing expenses are payable by the Fund regardless of whether it realizes any profits. Incurring such expenses will reduce the Net Asset Value of the Fund.

Electronic Disclosure

The Fund may provide, or may causes its affiliates or service providers to provide, to shareholders (a) statements, reports and other communications relating to the Fund, annual and other updates of the Fund’s consumer privacy policies and procedures, and (b) all notices and communications required or contemplated to be delivered to such shareholder by the Fund in electronic form, such as e-mail or posting on a web-based reporting site or other Internet service, in lieu of or in addition to sending such communications as hard copies via fax or mail.

There are certain costs (e.g., on-line time) and possible risks (e.g., slow downloading time and system outages) associated with electronic delivery. Moreover, the Fund cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from any computer viruses or related problems that may be associated with the use of an Internet-based system. E-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. The Fund make no assurances, representations or warranties in relation to these matters.

Privacy and Information Security

The Fund’s business requires it to use and store customer and employee personal identifying information including names, addresses, phone numbers, email addresses, contact preferences, tax identification numbers, and payment account information. The collection and use of personal identifying information is governed by federal and state laws and regulations. Privacy and information security laws continue to evolve and may be inconsistent from one jurisdiction to another. Compliance with all such laws and regulations may increase the Fund’s operating costs and adversely impact the Fund’s ability to market the Fund’s properties and services and otherwise harm the Fund’s performance.

The Fund’s transmission and storage of data may be compromised as a result of third-party security breaches, employee error, malfeasance, faulty password management, or other irregularity, and result in persons obtaining unauthorized access to company data or accounts. As cyber threats continue to evolve, the Fund may be required to expend additional resources to continue to enhance the Fund’s information security measures and/or to investigate and remediate any information security vulnerabilities. Regardless, the Fund may experience a breach of the Fund’s systems and may be unable to protect sensitive data. Moreover, if a computer security breach affects the Fund’s systems or results in the unauthorized release of personal identifying information, the Fund’s reputation and brand could be materially damaged and materially adversely affect the Fund’s business. The Fund also may be exposed to a risk of loss or litigation and possible liability, all of which may adversely affect the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Dependency Upon the Investment Adviser

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Investment Adviser and the Investment Consultant. The Investment Adviser, with assistance from the Investment Consultant, evaluates, negotiates, structures, executes, monitors and services the Fund’s investments, and provides certain administrative and reporting functions with respect to the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Investment Adviser, the Investment Consultant, and each of their experienced executive team of investment professionals. The departure of any members of the Investment Adviser’s experienced executive team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Investment Adviser’s ability to identify, analyze, invest in, finance and monitor assets that meet the Fund’s investment criteria. The Investment Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Investment Adviser may need to hire, train, supervise and manage investment professionals to participate in the Fund’s investment selection and monitoring process. The Investment Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, each of the Investment Management Agreement and the Investment Consulting Agreement has a termination provision that allows the parties to terminate the agreements without penalty, upon 60 days’ notice to the other party. If any of these agreements is terminated, it may adversely affect the quality of the Fund’s investment opportunities, and may also be difficult for the Fund to replace the Investment Adviser or Investment Consultant, as applicable. Furthermore, the termination of any of these agreements may adversely impact the terms of any financing facility into which the Fund may enter, which could have a material adverse effect on the Fund’s business and financial condition.

Limited Experience of the Investment Adviser

While members of the Investment Adviser’s experienced executive team have significant experience investing in the Fund’s target investments, the Investment Adviser has no investment advisory experience managing a registered management investment company. Therefore, the Investment Adviser may not be able to successfully operate the Fund’s business or achieve their investment objectives. As a result, an investment in the shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act and the Code impose numerous constraints on the operations of registered management investment companies and REITs that do not apply to the other types of investment vehicles.

Reliance on Third Parties

The Fund will depend on third-party contractors, vendors, and service providers and the Fund’s results of operations and the success of the offering could suffer if its third-party contractors, vendors, and service providers fail to perform or if the Fund fails to manage them properly. The Fund will use third-party contractors, vendors, and service providers including, but not limited to, its external legal counsel, administrators, auditors, compliance firms, research firms, property managers, appraisers, insurance brokers, environmental engineering consultants, valuation firms, construction consultants, financial printers, proxy solicitation firms and transfer agent. If the Fund’s third-party contractors, vendors, and service providers fail to successfully perform the tasks for which they have been engaged to complete, either as a result of their own negligence or fault, or due to the Fund’s failure to properly supervise any such contractors, vendors, and service providers, it could incur liabilities as a result and the Fund’s results of operations and financial condition could be negatively impacted.

The Fund Has Not Identified Specific Investments

The Fund has not identified specific investments for the investment of the proceeds of the Offering, which has a number of consequences. Investors will not have an opportunity to review the Fund’s proposed investments before deciding whether to invest in the Fund. No assurance can be given that the Fund will be successful in identifying or consummating economically attractive investments. It may take considerable time for the Fund to find and consummate appropriate investment opportunities. Until the Investment Adviser has identified uses of the proceeds of this Offering, the Fund may invest such proceeds in readily marketable, interest-bearing, rated investments in the meantime. Such short-term investments ordinarily provide a significantly lower net return than the return the Fund seeks to achieve from its intended real-estate related investments.

Inability to Make Follow-On Investments

The Fund may be called upon to provide follow-up funding for its investments or have an opportunity or an obligation to increase its investment in a co-investment entity. There can be no assurance that the Fund will have sufficient funds to do so. Any inability of the Fund to make follow-on investments may have a substantial negative impact on the Fund’s return on such investment or may diminish the Fund’s subsequent ability to influence such investment.

Lack of Liquidity

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list its shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for its shares in the foreseeable future. Moreover, the Fund does not have any arrangements with anyone to act as a market maker with respect to its shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

In addition, the Fund’s shares will be issued in reliance upon certain exemptions from registration or qualification under applicable U.S. federal and state securities laws and, accordingly, will be subject to certain restrictions on transferability. Moreover, the Declaration of Trust contains restrictions on the transfer of such interests. Accordingly, an investment in the Fund should be considered only as a long-term investment, and it is unlikely there will be near-term cash flow available to shareholders. Additionally, the Fund may acquire securities of portfolio companies that cannot be sold except pursuant to a registration statement filed under the Securities Act, or an exemption from the registration requirements of the Securities Act; therefore, such investments by the Fund would also be illiquid.

Absence of Recourse to the Investment Adviser

The Fund will indemnify the Investment Adviser and certain of its affiliates, officers, agents and employees from and against any and all claims, liabilities, costs, damages and expenses (including reasonable legal fees), to which they may be or become subject by reason of their activities on behalf of the Fund to the full extent permitted by applicable law and the Declaration of Trust. As a result, a shareholder may have a more limited right of action in certain cases than they would in the absence of such limitations.

Risks Associated with the Fund’s Investments Generally

Allocation of Investments

The Fund may not allocate effectively among its targeted asset classes, and its allocations may be unsuccessful in achieving its investment objective. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Adviser to allocate effectively among the Fund’s target investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Concentration Risk

As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

In addition, the Fund is not limited in the size of any single investment it may make and certain of its investments may represent a significant percentage of the Fund’s assets. The Fund may be unable to raise significant capital and invest in a diverse portfolio of assets which would increase its asset concentration risk. Any such investment may carry the risk associated with a significant asset concentration. Should any investment representing a material percentage of the Fund’s assets, experience a loss on all or a portion of the investment, the Fund could experience a material adverse effect, which would result in the value of a shareholder’s investment in the Fund being diminished.

Opportunistic Investments

The Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity. When investing in asset classes with which it has limited or no prior experience, the Fund may not be successful in its diligence and underwriting efforts. The Fund may also be unsuccessful in preserving value, especially if conditions deteriorate and it may expose itself to unknown substantial risks. Furthermore, these assets could require additional management time and attention relative to assets with which the Fund is more familiar. All of these factors increase the Fund’s risk of loss.

Additional Risks of International Investments

The Fund may acquire senior or subordinate loans made to borrowers located outside of the United States or secured by properties located outside of the United States, and may acquire real estate assets located outside of the United States. Any international investments the Fund makes may be affected by factors peculiar to the laws of the jurisdiction in which the borrower or the property is located and these laws may expose the Fund to risks that are different from and/or in addition to those commonly found in the United States. The Fund may not be as familiar with the potential risks to its investments outside of the United States and the Fund may incur losses as a result.

Risks Relating to Real Estate Related Debt and Preferred Equity

General Risks Relating to Real Estate-Related Debt

The Fund expects to invest in a variety of real estate-related debt and preferred equity investments. In addition to the risks of borrower default (including loss of principal and nonpayment of interest) and the risks associated with real property investments, the Fund will be subject to a variety of risks in connection with such debt investments, including the risks of illiquidity, lack of control, mismanagement or decline in value of collateral, defects in legal documents relating to loans or interest in collateral, contested foreclosures, bankruptcy of the debtor, claims for lender liability, violations of usury laws and the imposition of common law or statutory restrictions on the Fund’s exercise of contractual remedies for defaults of such investments. Any deterioration of real estate fundamentals generally, and in the United States in particular, could negatively impact the Fund’s performance by making it more difficult for entities in which it invests to satisfy their debt payment obligations, increasing the default risk applicable to such borrowers and/or making it relatively more difficult for the Fund to generate attractive risk-adjusted returns. It is impossible to predict the degree to which economic conditions generally, and the conditions for real estate debt investing in particular, will improve or will deteriorate. Declines in the performance of the U.S. and global economies, the commercial real estate markets or in the commercial real estate debt markets could have a material adverse effect on the Fund’s investment strategy and performance.

Risks Relating to Commercial Real Estate Debt Instruments

Commercial real estate debt instruments (e.g., mortgages, mezzanine loans and preferred equity) that are secured by commercial property are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things:

•        tenant mix and tenant bankruptcies;

•        success of tenant businesses;

•        property management decisions, including with respect to capital improvements, particularly in older building structures;

•        property location and condition;

•        competition from other properties offering the same or similar services;

•        changes in laws that increase operating expenses or limit rents that may be charged;

•        any need to address environmental contamination at the property;

•        changes in national, regional, or local economic conditions, real estate values and/or

•        rental occupancy rates;

•        changes in interest rates and in the state of the debt and equity capital markets, including diminished availability or lack of debt financing for commercial real estate;

•        changes in real estate tax rates and other operating expenses;

•        changes in governmental rules, regulations and fiscal policies, including environmental regulation;

•        seasonal and weather-related fluctuations in demand affecting the performance of certain properties, including real estate used in the hospitality industry;

•        decline in demand for real estate from increased use of e-commerce or other technological advances;

•        acts of God, terrorism, social unrest and civil disturbances, which may decrease the availability of or increase the cost of insurance or result in uninsured losses; and

•        adverse changes in zoning laws.

In addition, the Fund may be exposed to the risk of judicial proceedings with borrowers and entities in which it invests, including bankruptcy or other litigation, as a strategy to avoid foreclosure or enforcement of other rights by the Fund as a lender or an investor. In the event that any of the properties or entities underlying or collateralizing the Fund’s loans or investments experiences any of the foregoing events or occurrences, the value of, and return on, such investments could be materially and adversely affected.

Risks Relating to Commercial Mortgage-Backed Securities

The Fund expects to invest a portion of its assets in pools or tranches of CMBS. CMBS are securities that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels.

In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties.

The securitization process that CMBS go through may also result in additional risks. Generally, CMBS are issued in classes similar to mortgage loans. To the extent that we invest in a subordinate class, we will be paid interest only to the extent that there are funds available after paying the senior classes. To the extent the collateral pool includes delinquent loans, subordinate classes will likely not be fully paid and may not be paid at all. Subordinate CMBS are also subject to greater credit risk than those CMBS that are more highly rated. Further, the ratings assigned to any particular class of CMBS may not ultimately prove to be accurate. Thus, any particular class of CMBS may be riskier and more volatile than the rating assigned to such security which may result in the returns on any such CMBS investment to be less than anticipated.

Risks Relating to Subordinated Debt Investments

To the extent that the Fund makes or acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral as the Fund will be dependent on third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. The Fund’s subordinated or mezzanine debt interests may be in real estate companies and real estate- related companies and properties whose capital structures may have significant leverage ranking ahead of the Fund’s investment. While the Investment Adviser anticipates that the Fund’s investments will usually benefit from the same or similar financial and other covenants as those enjoyed by the leverage ranking ahead of the Fund and will usually benefit from cross default provisions, some or all of such terms may not be part of particular investments. The Investment Adviser anticipates that the Fund’s usual security for these types of investments will be pledges of ownership interests, directly and/or indirectly, in a property-owning entity, and in many cases the Fund may not have a mortgage or other direct security interest in the underlying real estate assets. Moreover, it is likely that the Fund will be restricted in the exercise of its rights in respect of these types of investments by the terms of subordination agreements between it and the leverage ranking ahead of the Fund’s capital. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all and there can be no assurance that the rate of return objectives of the Fund or any particular investment will be achieved. To protect its original investment and to gain greater control over the underlying assets, the Fund may need to elect to purchase the interest of a senior creditor or take an equity interest in the underlying assets, which may require additional investment by the Fund.

Risks Relating to Mezzanine Loans

The mezzanine loans in which the Fund may invest may include loans secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more properties. Although not secured by the underlying real estate, mezzanine loans share certain of the characteristics of subordinate loan interests described herein. It is expected that the properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness. As with subordinate commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. The entity ownership interests securing the mezzanine loans may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying property. As a result, the effective realization on the collateral securing a mezzanine loan in the event of default may be limited.

Mezzanine loans may also involve certain additional considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Risks Relating to Commercial Mortgage Loans

Commercial mortgage loans have certain distinct risk characteristics. Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than single-family residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity. Mortgage loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property.

Commercial mortgage loans generally are non-recourse to borrowers. In the event of foreclosure on a commercial mortgage loan, the value at that time of the collateral securing the mortgage loan may be less than the principal amount outstanding on the mortgage loan and the accrued but unpaid interest thereon.

Risks Relating to Embedded Leverage

The Fund expects to invest in subordinated debt and securities, which may contain “embedded” leverage arising in classes of securities or financial structures that carry junior priorities with respect to payments generated by a collateral asset or pool of assets. In such cases, subordinated tranches effectively obtain leverage, and derive enhanced returns, from the senior tranches — at the cost of an elevated exposure to the performance of an underlying collateral asset or asset pool and compounding the Fund’s exposure to loss.

Risks Relating to Interest Rates

Changes in interest rates may adversely affect the Fund’s investments. Changes in the level of interest rates can affect the Fund’s income by affecting the spread between the income on its assets and the expense of its interest-bearing liabilities, as well as the value of the Fund’s interest-earning assets and its ability to realize gains from the sale of assets. Interest rates are highly sensitive to factors such as governmental, monetary and tax policies, domestic and international economic and political considerations, fiscal deficits, trade surpluses or deficits, regulatory requirements and other factors beyond the control of the Fund. The Fund may finance its activities with both fixed and variable rate debt. With respect to its variable rate debt, the Fund’s performance may be affected adversely if it does not or is unable to limit the effects of changes in interest rates on its operations by employing an effective hedging strategy, including engaging in interest rate swaps, caps, floors or other interest rate contracts, or buying and selling interest rate futures or options on such futures. Should the Fund so elect (and it will be under no obligation to do so), the use of hedging instruments to hedge a portfolio carries certain risks, including the risk that losses on a hedge position will reduce the Fund’s earnings and funds available for distribution to the Partners and that such losses may exceed the amount invested in such instruments. There is no perfect hedge for any investment, and a hedge may not perform its intended purpose of offsetting losses on an investment and, in certain circumstances, could increase such losses. The Fund may also be exposed to the risk that the counterparties with which it trades may cease making markets and quoting prices in such instruments, which may render the Fund unable to enter into an offsetting transaction with respect to an open position, or the risk that a counterparty may default on its obligations.

Credit Ratings

Credit ratings of borrowers or debt securities represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value; therefore, they may not fully reflect the true risks of an investment. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. In addition, many of the Fund’s investments are not expected to be assigned public ratings by the rating agencies.

Prepayments

Senior mortgage loans, junior notes, mezzanine loans and certain CMBS loans may be subject to prepayment, which is affected by a number of factors. If prevailing rates for similar loans fall below the interest rates on such loans, prepayment rates would generally be expected to increase. Conversely, if prevailing rates for similar loans rise above the interest rates on such loans, prepayment rates would generally be expected to decrease. Certain loans may have lockout periods and/or defeasance periods during which prepayment is prohibited or require prepayment penalties or premiums or defeasance features to be paid upon a prepayment. Prepayments on the loans may also be affected by the value of the related collateral asset, the borrower’s equity in such asset, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the collateral asset, competition, general economic conditions and other factors. However, there can be no assurance that the loans will be prepaid at any particular rate.

Risks Relating to Non-Performing Loans

The Fund may originate or acquire direct or indirect interests in real estate loans that at the time of their acquisition or thereafter may be non-performing for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write down or the principal of such loan and/or purchasing senior loans. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Investment Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.

Uninsured Losses

The Investment Adviser will attempt to require borrowers’ properties to be covered by customary insurance against liability to third parties and property damage. However, there can be no assurance that insurance will be available or sufficient to cover any such risks. In addition, there can be no assurance that the particular risks which are currently insurable will continue to be insurable on an economic basis.

Counterparty Risk

It is expected that some of the Fund’s investments will transpire in private markets. These transactions may include swaps and financing trades including reverse repos, repos, bonds borrowed and bonds loaned. Differing market standards for counterparty credit evaluation may expose the Fund to the risk that a counterparty will not complete or settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (irrespective of whether bona fide), counterparty default, or inability to perform, causing the Fund to suffer a loss. Such “counterparty” risk is accentuated for contracts with longer maturities or where the Investment Adviser has concentrated the Fund’s transactions with a particular counterparty or group of counterparties.

Lender Liability Considerations & Equitable Subordination

Over the years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (collectively, termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or shareholders.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Limitations on Remedies

Although the Fund will have certain contractual remedies upon the default by borrowers under certain investments, such as foreclosing in the underlying real estate or collecting rents generated therefrom or acquiring equity interests in the borrower or property owning entity, certain legal requirements may limit the ability of the Fund to effectively exercise such remedies. Furthermore, the right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests. In this connection, the laws with respect to the rights of creditors and other investors in certain jurisdictions in which the Fund may invest may not be comprehensive or well developed, and the procedures for the judicial or other enforcement of such rights may be of limited effectiveness.

Consumer Protection Laws

The loans underlying certain of the Fund’s investments and/or the originators of such loans may be subject to special rules, disclosure and licensing requirements and other provisions of federal and state consumer protection laws, including, among others, the federal Truth-in-Lending Act, Regulation Z, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act and related statutes. Failure to comply with these federal or state consumer protection laws and related statutes could subject lenders to specific statutory liabilities. In some cases, this liability may affect the subsequent assignees of such obligations, including the issuer of such securities. In particular, a lender’s failure to comply with the federal Truth-in-Lending Act could subject such lender and its assignees to monetary penalties and could result in rescission. Numerous class action lawsuits have been filed in multiple states alleging violations of these statutes and seeking damages, rescission and other remedies. These suits have named the originators and current and former holders. If any issuer of a loan were to be named as a defendant in a class action lawsuit, the costs of defending or settling such lawsuit or a judgment could reduce the amount available for distribution on the related securities and could negatively impact the returns to the Partners.

Risks Related to Direct Investments in Real Estate

Risks Relating to Direct Investments in Real Estate Generally

The Fund may invest in equity ownership interests in real estate as part of its investment strategy, including through the workout process of its investments. The yields available from equity investments in real estate depend on the amount of income earned and capital appreciation generated by the Fund’s properties, as well as the expenses incurred in connection therewith. Accordingly, the performance of these investments is subject to the risks affecting cash flow, expenses, capital appreciation, and, to the extent the investments are leveraged, the risks incident to borrowing funds, including risks associated with changes in the general economic climate, changes in the overall real estate market, local real estate conditions, the financial condition of tenants, buyers and sellers of properties, supply of or demand for competing properties in an area, technological innovations that dramatically alter space and demand requirements, the availability of financing, changes in interest rates and mortgage availability, inflation, inventory availability and demand, taxes, competition based on rental rates, energy and supply shortages, various uninsured and uninsurable risks, government regulations, environmental laws and regulations, zoning laws, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, changes in the relative popularity of property types and locations, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, force majeure, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are beyond the control of the Fund. In addition, rising interest rates could make alternative interest bearing and other investments more attractive and, therefore, potentially lower the relative value of our existing real estate investments. Furthermore, there can be no assurance that there will be tenants for the Fund’s properties.

Availability of Suitable Investments

The Fund’s investment strategy is or will be based, in part, upon the premise that real estate assets will be available at prices that the Fund considers favorable. Properties deemed suitable for investment by the Fund may become available for purchase only occasionally, and the Fund may not be able to acquire or develop such properties on favorable terms or at all. There can be no assurance that the Investment Adviser will be able to identify, develop and consummate direct investments in real estate that meet the Fund’s investment objectives. Furthermore, any unsuccessful acquisition or development efforts may nevertheless result in expenses related to such transactions becoming payable by the Fund. There can be no assurance that there will be a sufficient number of suitable properties available for acquisition, development or investment by the Fund or that the investments made by the Fund will generate returns in line with the Fund’s objectives or at all.

Substantial Competition

A number of other major real estate investors with significant capital and positioning in the market will compete with the Fund in acquiring properties. These competitors include insurance companies, publicly traded REITs, private REITs, investment banking firms, pensions and private institutional investment funds, some of which may have greater financial and other resources and more extensive experience than the Investment Adviser. Consequently, there is a risk that competitors may invest in promising opportunities before the Fund is able to do so or their competitive offers to invest may drive up prices of prospective investments thereby limiting suitable investment opportunities. The Fund’s business strategy is predicated upon identifying investments that would offer attractive yields to its investors. Due to substantial competition in the real estate market, the Fund may be unable to find attractive investments in real estate that offer suitable rates of return.

Insufficient Cash Flow

Certain significant expenditures associated with an investment in real estate (such as mortgage payments, real estate taxes and maintenance costs) generally do not decline when circumstances cause a reduction in income from the property. In the event that the Fund does not have sufficient cash available to it through its operations to continue operating its business as usual, the Fund may need to find alternative ways to increase its liquidity. Such alternatives may include, without limitation: divesting itself of properties, whether or not they otherwise meet the Fund’s strategic objectives to keep in the long-term, at less than optimal terms; incurring debt; entering into leases with its tenants at lower rental rates or less than optimal terms; or entering into lease renewals with its existing tenants without an increase in, and with possibly lower, rental rates. There can be no assurance, however, that such alternative ways to increase the Fund’s liquidity will be available to the Fund. Additionally, taking such measures to increase the Fund’s liquidity will adversely affect its business, results of operations and financial condition.

Controlling Person Liability

The Fund may indirectly control the entities that own the properties in which the Fund may invest. The exercise of control over an entity can impose additional risks of liability for environmental damage, failure to supervise management, violation of government regulations or other types of liability in which the limited liability characteristic of business ownership may be ignored.

Inflation or Deflation

Increases in the costs of owning and operating the Fund’s properties due to inflation could reduce the Fund’s net operating income to the extent such increases are not paid or reimbursed by the Fund’s tenants. Increased inflation could have an adverse impact on floating rate mortgages, interest rates and general and administrative expenses, as these costs could increase at a rate higher than the Fund’s rental and other revenue. Inflation could also have an adverse effect on consumer spending which could impact the Fund’s tenants’ businesses. Conversely, deflation could lead to downward pressure on rents and other sources of income.

Illiquidity of the Fund’s Investments

Because real property investments are relatively illiquid, the ability of the Fund to vary or dispose of its property investments in response to changes in economic and other conditions will be limited. Moreover, to avoid application of the 100% tax on net income from “prohibited transactions” (i.e., sales of property deemed to be held for sale to customers and not held for investment) that applies to REITs, a REIT in which the Fund invests may determine not to sell or otherwise dispose of property at a time and in the manner which would otherwise be in the best interests of the Fund and its investors. No assurances can be given that the fair market value of any real property acquired by the Fund will not decrease in the future or that the Fund will recognize full value for any property that the Fund is required to sell for liquidity reasons or that any other terms offered by a potential purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing and suitable purchaser. The Fund may not be able to dispose of properties on timeframes with respect to which it desires to do so, or at all.

In acquiring a Property, the Fund may agree to limitations that materially restrict the Fund from selling that asset for a period of time or impose other restrictions. In addition, in connection with certain financings, the Fund may be limited in the amount of debt that can be placed or repaid and sales may be further limited or affected by associated prepayment premiums or penalties. Furthermore, the Fund may be required to expend money to correct defects or make improvements before a property can be sold. The Fund cannot assure any shareholder that the Fund will have the requisite cash available to correct such defects or make such improvements.

Dependence on Tenants; Financial Condition of Tenants

The Fund’s revenues from its properties will depend on the creditworthiness of its tenants and would be adversely affected by the loss of or default by significant lessees. Much of the Fund’s tenant base is expected to consist of non-rated and non-investment grade tenants. In addition, certain of the Fund’s properties may be occupied by a single tenant, and as a result, the success of those properties depends on the financial stability of that tenant. Lease payment defaults by tenants could cause the Fund to reduce the amount of distributions to the Partners and could force the Fund to find an alternative source of funding to pay any mortgage loan interest or principal, taxes, or other obligations relating to the property. In the event of a tenant default, the Fund may also experience delays in enforcing the Fund’s rights as landlord and may incur substantial costs in protecting its investment and re-leasing the property. If a lease is terminated, the value of the property may be immediately and negatively affected, and the Fund may be unable to lease the property for the rent previously received or at all or sell the property without incurring a loss.

A tenant of one or more of the Fund’s properties or subsequently acquired properties may experience, from time to time, a downturn in its business which may weaken its financial condition and result in its failure to make rental payments when due. At any time, a tenant may seek the protection of bankruptcy or insolvency laws, which could result in the rejection and termination of such tenant’s lease and thereby cause a reduction in the distributable cash flow of the Fund. No assurance can be given that tenants will not file for bankruptcy protection in the future or, if any tenants file, that they will affirm their leases and continue to make rental payments in a timely manner. If a tenant’s lease is not affirmed following bankruptcy or if a tenant’s financial condition weakens, the Fund’s cash flow may be adversely affected.

Environmental Matters

Real property is subject to U.S. federal and state environmental laws, regulations and administrative rulings which, among other things, establish standards for the treatment, storage and disposal of solid and hazardous waste. Real property owners are subject to U.S. federal and state environmental laws which impose joint and several liability on past and present owners and users of real property for hazardous substance remediation and removal costs. Therefore, there may be exposure to substantial risk of loss from environmental claims arising in respect of any property with undisclosed or unknown environmental problems or as to which inadequate reserves have been established. These laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the Fund’s liability as to any property is generally not limited under such laws and regulations and could exceed the value of the property and/or the aggregate assets of the Fund. The presence of such substances, or the failure to remediate such substances properly, may also adversely affect the Fund’s ability to sell or lease the property or to borrow using the property as collateral. The Fund also may be liable for environmental contamination of properties that are sold or for the release of hazardous or toxic substances from such properties. Some laws and regulations impose liability for the release of certain materials into the air or water from a property, including asbestos, and such release can form the basis for liability to third persons for personal injury or other damages. Other laws and regulations can limit the development of and impose liability for the disturbance of wetlands or the habitats of threatened or endangered species.

It is possible that future environmental laws, ordinances or regulations or new interpretations of existing environmental laws, ordinances or regulations will impose material environmental liabilities on the Fund. The environmental conditions of Fund properties could be affected adversely by hazardous substances associated with other nearby properties or the actions of third parties unrelated to the Fund. Tenants may engage in activities prohibited by their leases or otherwise expose the Fund to liability under applicable environmental laws, ordinances or regulations. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and costs it incurs in connection with the contamination. The costs of defending any future environmental claims, performing any future environmental remediation, management or removal, satisfying any such environmental liabilities or responding to any changed environmental conditions could materially adversely affect the Fund’s financial condition, results of operations, cash flow and the ability to make distributions to shareholders.

The Fund may engage environmental experts to conduct such on-site studies and studies of the history and current usage of properties as it deems appropriate, and the Fund plans to take into account the cost of remediating or managing any identified contamination or other environmental concern in determining whether to make an investment. However, environmental studies cannot guarantee that the Fund will be aware of all contamination at the properties it acquires and the costs of removal, management or remediation, either because such conditions were latent, more significant than expected or because of changes in laws and regulations.

Harmful Mold and Other Air Quality Issues

When excessive moisture accumulates in buildings or on building materials, mold may grow, particularly if the moisture problem remains undiscovered or is not addressed over a period of time. Some molds may produce airborne toxins or irritants. Indoor air quality issues can also stem from inadequate ventilation, chemical contamination from indoor or outdoor sources and other biological contaminants such as pollen, viruses and bacteria. Indoor exposure to airborne toxins or irritants above certain levels can be alleged to cause a variety of adverse health effects and symptoms, including allergic or other reactions. As a result, the presence of significant mold or other airborne contaminants at any of the Fund’s properties could require the Fund to undertake a costly remediation program to contain or remove the mold or other airborne contaminants from the affected property, increase indoor ventilation, necessitate the temporary relocation of some or all of the property’s tenants, or require extensive rehabilitation of the affected property. In addition, the presence of significant mold or other airborne contaminants could expose the Fund to liability from its tenants and others if property damage or health concerns arise. No assurances can be made that the Fund will have full coverage under its existing policies for property damage or liabilities to third parties arising as a result of exposure to mold or a claim of exposure to mold at a particular property.

Americans with Disabilities Act and Similar Laws

Under the Americans with Disabilities Act of 1990 (the “ADA”), all public accommodations must meet federal requirements related to access and use by disabled persons. If one or more of the properties in the Fund’s portfolio does not comply with the ADA, then the Fund may be required to incur costs to bring the property into compliance, which may or may not have been foreseen at the time of redevelopment or acquisition. A number of additional U.S. federal, state and local laws exist that impact the Fund’s properties with respect to access thereto by disabled persons. Future changes to federal, state and local laws also may require modifications to the Fund’s properties or restrict the Fund’s ability to renovate its properties. The Fund cannot predict the ultimate cost of compliance with the ADA or other legislation. If the Fund incurs substantial costs to comply with the ADA and any other similar legislation, the Fund’s financial condition, results of operations, cash flow and the ability to make distributions to shareholders could be materially adversely affected.

Possibility of Future Terrorist Activity

Terrorist attacks can disrupt financial and insurance markets and negatively impact economies in general, increasing many of the risks noted herein. The Fund’s properties, or the areas in which they are located, could be subject to future acts of terrorism. In addition to the potential direct impact of any such future act, future terrorist attacks and the anticipation of any such attacks could have an adverse impact on financial and insurance markets and economies, thus harming leasing demand for and the value of the Fund’s properties. It is not possible to predict the severity of the effect that such future events would have on financial and insurance markets and economies or the Fund’s properties. These events may have a negative effect on the business and performance results of one or more of the Fund’s properties, including an increase in insurance premiums and deductibles and a limitation of available insurance coverage for the Fund’s properties.

Insurance May Not Cover All Losses

The Fund will seek to maintain insurance coverage against liability to third parties and property damage as is customary for similar businesses. However, uninsured and underinsured losses could harm the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders. Various types of catastrophic losses, such as losses due to wars, riots, nuclear reaction, terrorist acts, earthquakes, floods, hurricanes, pollution or environmental matters, generally are either uninsurable or not economically insurable, or may be subject to insurance coverage limitations, such as large deductibles or co-payments. In the event of a catastrophic loss, the Fund’s insurance coverage may not be sufficient to cover the full current market value or replacement cost of its lost investment. Should an uninsured loss or a loss in excess of insured limits occur, the Fund could lose all or a portion of the capital it has invested in an investment, as well as the anticipated future revenue from the investment and, in the case of debt which is with recourse to the Fund, the Fund would remain obligated for any mortgage debt or other financial obligations related to such properties. Inflation, changes in building codes and ordinances, environmental considerations, provisions in loan documents encumbering the Fund’s properties pledged as collateral for loans and other factors might also keep the Fund from using insurance proceeds to replace or renovate an investment after it has been damaged or destroyed. Under those or other adverse circumstances, the insurance proceeds the Fund receives might be inadequate to restore the Fund’s economic position on the damaged or destroyed investment. In addition, there can be no assurance that the particular risks which are currently insurable will continue to be insurable on an economically viable basis. Because the Fund is a pooled investment fund, all fund assets may be at risk in the event of an uninsured liability to third parties.

Partial Ownership Interests

The Fund may in the future hold properties indirectly by holding investments in joint ventures, limited liability companies or partnerships with other third-party co-investors. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that: (i) the co-venturer or partner may have control or governance rights over some or all aspects of an investment that are greater than those of the Fund; (ii) the Fund and a co-venturer or partner may reach an impasse on a major decision that requires the approval of both parties; (iii) a co-venturer or partner may at any time have economic or business interests or goals that are inconsistent with those of the Fund (including those that may be inconsistent with the qualification as a REIT of an entity through which the Fund invests); (iv) a co-venturer or partner may encounter liquidity or insolvency issues or may become bankrupt; (v) a co-venturer or partner may be in a position to take action contrary to the Fund’s investment objective; (vi) a co-venturer or partner may take actions that subject the investment to liabilities in excess of, or other than, those contemplated; or (vii) in certain circumstances, the Fund may be liable for actions of its co-venturers or partners, each of which may subject the Fund’s investments to liabilities in excess of or other than those contemplated by the Investment Adviser. In addition, the Fund may rely upon the abilities and management expertise of a co-venturer or partner.

In connection with entering into joint venture agreements, the Fund expects to be subject to various restrictions with respect to the sale of its interests. Joint venture agreements typically include provisions setting forth rules and restrictions regarding buy-sell procedures, forced sale procedures and other liquidity transactions. It may also be more difficult for the Fund to sell its interest in any joint venture, partnership or entity with other owners than to sell its interest in other types of investments as a result of these restrictions. Moreover, the Fund may not have the liquidity to execute on a sale in connection with the exercise by a joint venture partner of its buy-sell right and, as a result, the Fund may be forced to sell to the joint venture partner on disadvantageous terms.

In addition, the Fund may grant co-venturers or partners joint approval rights with respect to major decisions concerning the management, financing and disposition of investments, which would increase the risk of deadlocks. A deadlock could delay the execution of the business plan for an applicable investment or require the Fund to engage in a buy-sell of the venture with a co-venturer or partner or conduct the forced sale of the applicable investment. As a result of these risks, the Fund may be unable to fully realize its target return on any such investment.

Reliance on Third-Party Managers or Joint Venture Partners

Although the Investment Adviser will monitor the performance of each of the Fund’s direct real estate investments, if any, the Investment Adviser may engage third-party managers or joint venture partners to operate certain investments on a day-to-day basis. There can be no assurance that such managers or joint venture partners will be able to operate the real estate investments successfully.

Risks Related to the Fund’s Financing Strategy

Availability of Financing

The Fund expects to fund a portion of its investments with financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. Access to the capital markets and other sources of liquidity was severely disrupted during the credit crisis and, despite recent improvements, the markets could suffer another severe downturn and another liquidity crisis could emerge. There can be no assurance that any financing will be available to the Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. This may reduce the Fund’s income. To the extent that financing proves to be unavailable when needed, the Fund may be compelled to modify its investment strategy to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s business and harm the Fund’s ability to operate and make distributions.

Maturity Risk

The Fund’s general financing strategy is focused on the use of “match-funded” structures. This means that the Fund will seek to align the maturities of its liabilities with the maturities on its assets in order to manage the risks of being forced to refinance its liabilities prior to the maturities of its assets. In addition, the Fund plans to match interest rates on its assets with like-kind borrowings, so fixed-rate investments are financed with fixed-rate borrowings and floating-rate assets are financed with floating-rate borrowings, directly or indirectly through the use of interest rate swaps, caps and other financial instruments or through a combination of these strategies. The Fund may fail to appropriately employ match-funded structures on favorable terms, or at all. The Fund may also determine not to pursue a fully match-funded strategy with respect to a portion of its financings for a variety of reasons. If the Fund fails to appropriately employ match-funded strategies or determines not to pursue such a strategy, its exposure to interest rate volatility and exposure to matching liabilities prior to the maturity of the corresponding asset may increase substantially which could harm the Fund’s operating results, liquidity and financial condition.

Interest Rate Risk

The Fund’s financial performance will be influenced by changes in interest rates; in particular, such changes may affect certain of the Fund’s CRE Debt Investments and Publicly Traded CRE Securities to the extent such debt does not float as a result of floors or otherwise. Changes in interest rates, including changes in expected interest rates or “yield curves,” affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the Fund’s ability to acquire certain of the Publicly Traded CRE Securities, acquire or originate certain of the CRE Debt Investments at attractive prices and enter into hedging transactions. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond its control. If market interest rates increase further in the future, the interest rate on any variable rate borrowings will increase and will create higher debt service requirements, which would adversely affect the Fund’s cash flow and could adversely impact the Fund’s results of operations.

Interest rate changes may also impact the Fund’s net book value as certain Publicly Traded CRE Securities and hedge derivatives, if any, are marked to market each quarter. Generally, as interest rates increase, the value of the Fund’s fixed rate securities decreases, which will decrease the book value of the Fund’s equity.

Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on certain of the Publicly Traded CRE Securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed rate assets the Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on the Fund’s Publicly Traded CRE Securities portfolio and the Fund’s financial position and operations as a change in interest rates generally.

The Fund’s operating results will depend in large part on differences between the income from the Fund’s assets less its operating costs, reduced by any credit losses and financing costs. Income from the Fund’s assets may respond more slowly to interest rate fluctuations than the cost of its borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Fund’s net income. Increases in these rates may decrease the Fund’s net income and fair value of the Fund’s assets. Interest rate fluctuations resulting in the Fund’s interest expense exceeding the income from the Fund’s assets would result in operating losses for the Fund and may limit the Fund’s ability to make distributions. In addition, if the Fund needs to repay existing borrowings during periods of rising interest rates, it could be required to liquidate one or more of its investments at times that may not permit realization of the maximum return on those investments, which would adversely affect the Fund’s profitability.

Short-Term Borrowings

While the Fund expects to seek non-recourse, non-mark-to-market, long-term financing through securitization financing transactions or other structures, such financing may be unavailable to it on favorable terms or at all. Consequently, the Fund may be dependent on short-term financing arrangements that are not matched in duration to its financial assets. Short-term borrowing through repurchase arrangements, credit facilities and other types of borrowings may put the Fund’s assets and financial condition at risk. Any such short-term financing may also be recourse to the Fund, which will increase the risk of its investments. The Fund’s financing structures may economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios and other covenants. In the event that the Fund is unable to meet the collateral obligations for its short-term financing arrangements, the Fund’s financial condition could deteriorate rapidly.

Increased Risk of Loss

The Fund may finance the origination and acquisition of a portion of its investments with credit facilities, securitization financing transactions and other term borrowings of up to 33 1/3% of the Fund’s total assets, including leverage incurred through the Fund’s wholly owned subsidiaries, if any, and the value of the assets purchased with the proceeds of the Fund’s indebtedness, if any. The use of leverage may substantially increase the risk of loss and may cause the Fund to have higher expenses. The Fund’s ability to execute this strategy depends on various conditions in the financing markets that are beyond its control, including liquidity and credit spreads. The Fund may be unable to obtain financing on favorable terms or, with respect to its investments, on terms that parallel the maturities of the debt originated or acquired, if it is able to obtain financing at all and the lender may terminate or refuse to review any credit facility. If this strategy will not be viable, the Fund will have to find alternative forms of long-term financing for its assets, as secured revolving credit facilities and repurchase agreements may not accommodate long-term financing. This could subject the Fund to more restrictive recourse borrowings and the risk that debt service on less efficient forms of financing would require a larger portion of the Fund’s cash flow, thereby reducing cash available for distribution to the Fund, for the Fund’s operations and for future business opportunities.

Leverage Limitations under the 1940 Act

As a closed-end investment company that is registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Although the Fund does not intend to utilize derivative transactions for speculative purposes, the Fund intends to cover any derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

In addition to any indebtedness incurred by the Fund, the special purpose vehicles that are wholly owned by the Fund or any wholly owned subsidiary of the Fund, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the wholly owned subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund.

To the extent that wholly owned subsidiaries of the Fund, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such wholly owned subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund. Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1/3% of the Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by wholly owned subsidiaries of the Fund.

Default and Recourse

The Fund may finance certain of its investments through the use of repurchase agreements with one or more financial institutions. Obligations under certain repurchase agreements could be recourse obligations to the Fund and any default thereunder could result in margin calls and further force a liquidation of assets at times when the pricing may be unfavorable to the Fund. The Fund’s default under such repurchase agreements could negatively impact the Fund’s business, liquidity and financial condition.

Additional Collateral

The Fund may use a variety of structures to finance its investments. To the extent these financing arrangements contain mark-to-market provisions, if the market value of the investments pledged by the Fund declines due to credit quality deterioration, it may be required by its lenders to provide additional collateral or pay down a portion of its borrowings. In a weakening economic environment, the Fund would generally expect credit quality and the value of the investment that serves as collateral for its financing arrangements to decline, and in such a scenario, it is likely that the terms of its financing arrangements would require partial repayment from it, which could be substantial. Posting additional collateral to support its financing arrangements could significantly reduce the Fund’s liquidity and limit its ability to leverage its assets. In the event the Fund does not have sufficient liquidity to meet such requirements, its lenders can accelerate its borrowings, which could have a material adverse effect on the Fund’s business and operations.

Restrictive Covenants

When providing financing, a lender may impose restrictions on the Fund that affect its distribution and operating policies and its ability to incur additional borrowings. Financing arrangements that the Fund may enter into may contain covenants that limit its ability to further incur borrowings and restrict distributions to the shareholders or that prohibit it from discontinuing insurance coverage or replacing the Investment Adviser. Credit facilities the Fund may enter into may contain financial covenants, including a minimum unrestricted cash covenant. These or other limitations would decrease the Fund’s operating flexibility and its ability to achieve its operating objectives, including making distributions.

Risks Related to the Fund’s REIT Status and Certain Other Tax Items

REIT Qualification

The Fund intends to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions, in some cases for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status. Furthermore, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT. If the Fund fails to qualify as a REIT in any tax year, then:

•        it would be taxed as a regular domestic corporation, which under current laws would result in, among other things, means being unable to deduct distributions to stockholders in computing its taxable income and being subject to federal and applicable state and local income tax on its taxable income at regular corporate income tax;

•        any resulting tax liability could be substantial and could have a material adverse effect on the Fund’s book value;

•        unless the Fund was entitled to relief under applicable statutory provisions, it would be required to pay taxes, and therefore, its cash available for distribution to stockholders would be reduced for each of the years during which it did not qualify as a REIT and for which it had taxable income; and

•        it generally would not be eligible to re-elect to be taxed as a REIT for the subsequent four full taxable years.

Adverse Legislative or Regulatory Tax Changes

In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of U.S. federal income tax laws applicable to investments similar to an investment in the shares. On December 22, 2017, tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law. The Tax Cuts and Jobs Act resulted in fundamental changes to the Code, with many of the changes applicable to individuals applying only through December 31, 2025. Among the numerous changes included in the Tax Cuts and Jobs Act is a deduction of up to 20% of qualified REIT dividends for non-corporate U.S. taxpayers for taxable years through 2025. The IRS has issued significant guidance under the Tax Cuts and Jobs Act, but guidance on additional issues, finalization of guidance and technical corrections legislation may adversely affect the Fund or its shareholders. In March, federal legislation intended to ameliorate the economic impact of the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act, was signed into law. The CARES Act made technical corrections to, or modified on a temporary basis, certain of the provisions of the Tax Cut and Jobs Act, and it is possible that additional such legislation may be enacted in the future. In addition, further changes to the tax laws, unrelated to the Tax Cuts and Jobs Act or the COVID-19 pandemic, are possible. In particular, the federal income taxation of REITs may be modified, possible with retroactive effect, by legislative, administrative or judicial action at any time.

The Fund cannot assure shareholders that the Tax Cuts and Jobs Act, the CARES Act, or any such other changes will not adversely affect the taxation of its shareholders. Any such changes could have an adverse effect on an investment in the shares or on the market value or the resale potential of its assets. Shareholders are urged to consult with their tax advisors with respect to the impact of these legislative changes on their investment in the shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the shares. Although REITs generally receive certain tax advantages compared to entities taxed as regular corporations, it is possible that future legislation would result in a REIT having fewer tax advantages, and it could become more advantageous for a company that invests in real estate to elect to be treated for U.S. federal income tax purposes as a corporation.

Potential Borrowings to Maintain REIT Status

To qualify as a REIT, the Fund generally must distribute annually to its shareholders dividends equal to at least 90% of its net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. The Fund will be subject to regular corporate income taxes on any undistributed REIT taxable income, each year, including any undistributed net capital gains. Additionally, the Fund will be subject to a 4% nondeductible excise tax on any amount by which distributions paid by it in any calendar year are less than the sum of 85% of its ordinary income, 95% of its capital gain net income and 100% of its undistributed income from previous years. Certain payments the Fund makes to its shareholders under its share repurchase plan may not be taken into account for purposes of these distribution requirements. If the Fund does not have sufficient cash to make distributions necessary to preserve its REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase the Fund’s costs or reduce its equity.

Compliance with REIT Requirements

To qualify as a REIT, the Fund is required at all times to satisfy tests relating to, among other things, the sources of its income, the nature and diversification of its assets, the ownership of its stock and the amounts it distributes to its shareholders. Compliance with the REIT requirements may impair the Fund’s ability to operate solely on the basis of maximizing profits. For example, the Fund may be required to make distributions to shareholders at disadvantageous times or when the Fund does not have funds readily available for distribution.

In addition, to qualify as a REIT, at the end of each calendar quarter, at least 75% of the value of the Fund’s assets must consist of cash, cash items, government securities and qualified real estate assets. The remainder of its investments in securities (other than qualified real estate assets and government securities) generally cannot include more than 10% of the voting securities of any one issuer or more than 10% of the value of the outstanding securities (other than securities that qualify for the straight debt safe harbor) of any one issuer unless the Fund and such issuer jointly elect for such issuer to be treated as a taxable REIT subsidiary, or TRS, under the Code. Debt will generally meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a certain sum of money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on profits, the borrower’s discretion, or similar factors. Additionally, no more than 5% of the value of the Fund’s assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, no more than 20% of the value of our assets may be represented by securities of one or more TRS. If the Fund fails to comply with these requirements at the end of any calendar quarter, the Fund must dispose of a portion of its assets within 30 days after the end of such calendar quarter (or within 6 months if certain requirements are met) or qualify for certain statutory relief provisions, in order to avoid losing its REIT qualification and suffering adverse tax consequences. In order to satisfy these requirements and maintain its qualification as a REIT, the Fund may be forced to liquidate assets from its portfolio or not make otherwise attractive investments. These actions could have the effect of reducing the Fund’s income and amounts available for distribution to its shareholders.

Ownership Limitations

For the Fund to qualify as a REIT under the Code, not more than 50% of the value of its outstanding shares may be owned directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year after the first year for which it elects to qualify as a REIT. The Fund’s declaration of trust prohibits beneficial or constructive ownership by any person or group of more 9.8%, in value or by number of shares, whichever is more restrictive, of the outstanding shares of beneficial interests or 9.8% in value or number of shares, whichever is more restrictive, of its outstanding capital shares of all classes or series, which we refer to as the “Ownership Limit.” The constructive ownership rules under the Code and the declaration of trust are complex and may cause shares of the Fund’s outstanding beneficial interests owned by a group of related persons to be deemed to be constructively owned by one person. As a result, the acquisition of less than 9.8% of the Fund’s outstanding common shares or its capital shares by a person could cause another person to be treated as owning in excess of 9.8% of the outstanding common shares or capital shares, respectively, and thus violate the Ownership Limit. There can be no assurance that the Fund’s board of trustees, as permitted in the charter, will not decrease this Ownership Limit in the future. Any attempt to own or transfer shares of the Fund’s common shares or capital shares in excess of the Ownership Limit without the consent of the Fund’s board of trustees will result either in the shares in excess of the limit being transferred by operation of the Fund’s declaration of trust to a charitable trust, or in the transfer being void.

Risks to Non-U.S. Holders

In addition to any potential withholding tax on ordinary dividends, a non-U.S. holder other than a “qualified shareholder” or a “qualified foreign pension fund,” as each is defined for purposes of the Code, that disposes of a “U.S. real property interest” (“USRPI”) (which includes shares of stock of a U.S. corporation whose assets consist principally of USRPIs), is generally subject to U.S. federal income tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), on the gain from such disposition. FIRPTA gains must be reported on U.S. federal income tax returns and are taxable at regular U.S. federal income tax rates. Such tax does not apply, however, to the gain on disposition of stock in a REIT that is “domestically controlled.” Generally, a REIT is domestically controlled if less than 50% of its stock, by value, has been owned directly or indirectly by non-U.S. persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the REIT’s existence. If the Fund were to fail to qualify as a domestically controlled REIT, amounts received by a non-U.S. holder on certain dispositions of shares of its common stock (including a redemption) would be subject to tax under FIRPTA, unless (i) its common shares were regularly traded on an established securities market and (ii) the non-U.S. holder did not, at any time during a specified testing period, hold more than 10% of the common shares. The Fund does not expect its shares to be regularly traded on an established securities market until such time, if ever, as it lists its shares on a national securities exchange. Furthermore, even if the Fund is domestically controlled, distributions by the Fund that are attributable to gains from dispositions of USRPIs will be subject to tax under FIRPTA and special withholding rules unless the conditions in clauses (i) and (ii) of the immediately preceding sentence are satisfied, subject to certain exceptions.

A non-U.S. holder other than a “qualified shareholder” or a “qualified foreign pension fund,” that receives a distribution from a REIT that is attributable to gains from the disposition of a USRPI as described above, including in connection with a repurchase of the Fund’s shares, is generally subject to U.S. federal income tax under FIRPTA to the extent such distribution is attributable to gains from such disposition, regardless of whether the difference between the fair market value and the tax basis of the USRPI giving rise to such gains is attributable to periods prior to or during such non-U.S. holder’s ownership of the shares unless the relevant class of shares is regularly traded on an established securities market in the United States and such non-U.S. holder did not own more than 10% of such class at any time during the one-year period ending on the date of such distribution. In addition, a repurchase of our shares, to the extent not treated as a sale or exchange, may be subject to withholding as an ordinary dividend.

The Fund seeks to act in the best interests of the company as a whole and not in consideration of the particular tax consequences to any specific holder of shares. Potential non-U.S. holders should inform themselves as to the U.S. tax consequences, and the tax consequences within the countries of their citizenship, residence, domicile, and place of business, with respect to the purchase, ownership and disposition of the Fund’s shares.

Tax Liability Risks

Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes. For example, net income from the sale of properties that are “dealer” properties sold by a REIT (a “prohibited transaction” under the Code) will be subject to a 100% tax. The Fund may not make sufficient distributions to avoid excise taxes applicable to REITs with respect to undistributed income. Similarly, if the Fund were to fail a gross income test (and did not lose its REIT status because such failure was due to reasonable cause and not willful neglect), the Fund would be subject to tax on the income that does not meet the income test requirements. The Fund also may decide to retain net capital gain it earns from the sale or other disposition of its investments and pay income tax directly on such income. In that event, if the Fund so elected, the Fund’s shareholders would be treated as if they earned that income and paid the tax on it directly. However, shareholders that are tax-exempt, such as charities or qualified pension plans, would have no benefit from their deemed payment of such tax liability unless they file U.S. federal income tax returns and thereon seek a refund of such tax. The Fund also may be subject to state and local taxes on its income or property, including franchise, payroll, mortgage recording and transfer taxes, either directly or at the level of the other companies through which the Fund indirectly owns its assets, such as its taxable REIT subsidiaries, which are subject to full U.S. federal, state and local corporate-level income taxes. Any taxes the Fund pays directly or indirectly will reduce the Fund’s cash available for distribution to its shareholders.

Potential Restrictions on the Deduction of the Fund’s Interest Expense

Rules enacted as part of the Tax Cuts and Jobs Act may limit the Fund’s ability (and the ability of entities that are not treated as disregarded entities for U.S. federal income tax purposes and in which the Fund holds an interest) to deduct interest expense. The deduction for business interest expense may be limited to the amount of the taxpayer’s business interest income plus 30% of the taxpayer’s “adjusted taxable income” unless the taxpayer’s gross receipts do not exceed $25 million per year during the applicable testing period or the taxpayer qualifies to elect and elects to be treated as an “electing real property trade or business.” A taxpayer’s adjusted taxable income will start with its taxable income and add back items of non-business income and expense, business interest income and business interest expense, net operating losses, any deductions for “qualified business income,” and, in taxable years beginning before January 1, 2022, any deductions for depreciation, amortization or depletion. A taxpayer that is exempt from the interest expense limitations as an electing real property trade or business is ineligible for certain expensing benefits and is subject to less favorable depreciation rules for real property. To the extent that the Fund’s interest expense is not deductible, its taxable income will be increased, as will its REIT distribution requirements and the amounts the Fund needs to distribute to avoid incurring income and excise taxes.

Potential Revocation of REIT Election

The Fund’s declaration of trust authorizes its board of trustees to revoke or otherwise terminate its REIT election, without the approval of the Fund’s shareholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in the Fund’s best interests to qualify as a REIT. The board of trustees has fiduciary duties to the Fund and its shareholders and could only cause such changes in the Fund’s tax treatment if it determines in good faith that such changes are in the Fund’s best interests and in the best interests of the shareholders. In this event, the Fund would become subject to U.S. federal income tax on its taxable income, and the Fund would no longer be required to distribute most of its net income to its shareholders, which may cause a reduction in the total return to its shareholders.

Risk of Current Tax Liability on Reinvested Distributions

If a shareholder participates in the Fund’s distribution reinvestment plan, the shareholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in the Fund’s shares to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless the shareholder is a tax-exempt entity, the shareholder may be forced to use funds from other sources to pay its tax liability on the reinvested dividends.

Taxation of Ordinary Dividends

Currently, the maximum tax rate applicable to qualified dividend income payable to certain non-corporate U.S. stockholders, including individuals, is currently 20%. Dividends payable by REITs, however, generally are not eligible for the reduced rates. REIT dividends that are not designated as qualified dividend income or capital gain dividends are taxable as ordinary income (“ordinary income dividends”). Although this does not adversely affect the taxation of REITs or dividends payable by REITs, the more favorable rates applicable to regular corporate qualified dividend income could cause certain non-corporate investors to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends. However, under the Tax Cuts and Jobs Act, through 2025, non-corporate U.S. taxpayers may be entitled to claim a deduction in determining their taxable income of up to 20% of qualified REIT ordinary income dividends. Potential investors are urged to consult with their tax advisors regarding the effect of this change on their effective tax rate with respect to REIT dividends.

Qualification of Mezzanine Loans

The Fund may acquire mezzanine loans for which the IRS has provided a safe harbor but not rules of substantive law. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. The Fund may acquire mezzanine loans that do not meet all of the requirements of this safe harbor. In the event the Fund owns a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and income tests and, if such a challenge were sustained, the Fund could fail to qualify as a REIT.

Risks Associated with Taxable REIT Subsidiaries

The Fund may conduct certain activities or invest in assets through one or more taxable REIT subsidiaries. A taxable REIT subsidiary is a corporation other than a REIT in which a REIT directly or indirectly holds stock and that has made a joint election with such REIT to be treated as a taxable REIT subsidiary. Other than some activities relating to management of hotel and health care properties, a taxable REIT subsidiary may generally engage in any business, including the provision of customary or non-customary services to tenants of its parent REIT. A domestic taxable REIT subsidiary is subject to U.S. federal income tax as a regular C corporation.

No more than 20% of the value of a REIT’s total assets may consist of stock or securities of one or more taxable REIT subsidiaries. This requirement limits the extent to which the Fund can conduct its activities through taxable REIT subsidiaries. The values of some of its assets, including assets that the Fund holds through taxable REIT subsidiaries, may not be subject to precise determination, and values are subject to change in the future. In addition, as a REIT, the Fund must pay a 100% penalty tax on IRS adjustments to certain payments that it made or received if the economic arrangements between the Fund and any of its taxable REIT subsidiaries are not comparable to similar arrangements between unrelated parties. The Fund intends to structure transactions with any taxable REIT subsidiary on terms that it believes are arm’s length to avoid incurring the 100% excise tax described above: however, the IRS may successfully assert that the economic arrangements of any of the Fund’s intercompany transactions are not comparable to similar arrangements between unrelated parties.

Hedging

The REIT provisions of the Code may limit the Fund’s ability to hedge its assets and operations. Under these provisions, any income that the Fund generates from hedging transactions will be excluded from gross income for purposes of the 75% and 95% REIT gross income tests if: (i) the instrument (A) hedges interest rate risk or foreign currency exposure on liabilities used to carry or acquire real estate assets, (B) hedges risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests or (C) hedges a position entered into pursuant to clause (A) or (B) after the extinguishment of such liability or disposition of the asset producing such income; and (ii) such instrument is properly identified under applicable Treasury Regulations. Income from hedging transactions that do not meet these requirements will generally constitute non-qualifying income for purposes of both the 75% and 95% gross income tests. As a result of these rules, the Fund may have to limit its use of hedging techniques that might otherwise be advantageous or implement those hedges through a taxable REIT subsidiary. This could increase the cost of the Fund’s hedging activities because its taxable REIT subsidiary would be subject to tax on gains or expose it to greater risks associated with changes in interest rates than the Fund would otherwise want to bear. In addition, losses in a taxable REIT subsidiary will generally not provide any tax benefit, except for being carried forward against future taxable income in the taxable REIT subsidiary.

“Taxable Mortgage Pool” Rules and Securitizations

Securitizations could result in the creation of taxable mortgage pools for U.S. federal income tax purposes. As a REIT, so long as the Fund owns 100% of the equity interests in a taxable mortgage pool, it generally would not be adversely affected by the characterization of the securitization as a taxable mortgage pool. Certain categories of shareholders, however, such as foreign shareholders eligible for treaty or other benefits, shareholders with net operating losses, and certain tax-exempt shareholders that are subject to unrelated business income tax, could be subject to increased taxes on a portion of their dividend income from the Fund that is attributable to the taxable mortgage pool.

Investments in Construction Loans

The Fund may invest in construction loans, the interest from which will be qualifying income for purposes of the REIT gross income tests, provided that the loan value of the real property securing the construction loan is equal to or greater than the highest outstanding principal amount of the construction loan during any taxable year. For purposes of construction loans, the loan value of the real property is the fair value of the land plus the reasonably estimated cost of the improvements or developments (other than personal property) that secure the loan and that are to be constructed from the proceeds of the loan. There can be no assurance that the IRS would not challenge the Fund’s estimate of the loan value of the real property.

Prohibited Transaction Tax

The Fund’s ability to dispose of property is restricted as a result of the Fund’s REIT status. Under applicable provisions of the Code regarding prohibited transactions by REITs, the Fund will be subject to a 100% tax on any gain realized on the sale or other disposition of any property (other than foreclosure property) that it owns, directly or through a subsidiary entity, excluding our TRS’s, that is deemed to be inventory or property held primarily for sale to customers in the ordinary course of trade or business unless a safe harbor applies under the Code. Whether property is inventory or otherwise held primarily for sale to customers in the ordinary course of a trade or business depends on the particular facts and circumstances surrounding each property. The Fund intends to avoid the 100% prohibited transaction tax by (1) conducting activities that may otherwise be considered prohibited transactions through a TRS, (2) conducting its operations in such a manner so that no sale or other disposition of an asset it owns, directly or through any subsidiary other than a TRS, will be treated as a prohibited transaction, or (3) structuring certain dispositions of the Fund’s properties to comply with certain safe harbors available under the Code. However, no assurance can be given that any particular property will not be treated as inventory or property held primarily for sale to customers in the ordinary course of a trade or business or that a safe harbor will apply.

Tax Consequences of LIBOR Changes

The Fund is or may become a party to loan agreements with LIBOR-based interest rates and derivatives with LIBOR-based terms used for hedging and may hold or acquire assets with LIBOR-based terms. The Fund may have to renegotiate such LIBOR-based instruments to replace references to LIBOR. Under current law, certain modifications of terms of LIBOR-based instruments may have tax consequences, including deemed taxable exchanges of the pre- modification instrument for the modified instrument. Proposed Treasury Regulations have been issued that would treat certain modifications that would be taxable events under current law as non-taxable events. The proposed Treasury Regulations also would permit real estate mortgage investment conduits (“REMICs”) to make certain modifications without losing REMIC qualification. The proposed Treasury Regulations do not discuss REIT-specific issues of modifications to LIBOR-based instruments. It is not clear when the proposed Treasury Regulations will be finalized or what, if any, changes will be made to the proposed Treasury Regulations in final Treasury Regulations. The IRS has also issued Revenue Procedure 2020-44, which provides additional guidance to facilitate the market’s transition from LIBOR rates. This guidance clarifies the treatment of certain debt instruments modified to replace LIBOR-based terms. The Fund will attempt to migrate to a post-LIBOR environment without jeopardizing its REIT qualification or suffering other adverse tax consequences but can give no assurances that the Fund will succeed.

Characterization of Repurchase Agreements

The Fund may enter into repurchase agreements with a variety of counterparties to finance assets in which it invests. When the Fund enters into a repurchase agreement, it generally sells assets to its counterparty to the agreement and receives cash from the counterparty. The counterparty is obligated to resell the assets back to the Fund at the end of the term of the transaction. The Fund believes that, for U.S. federal income tax purposes, it will be treated as the owner of the assets that are the subject of repurchase agreements and that the repurchase agreements will be treated as secured borrowing transactions notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that the Fund did not own these assets during the term of the repurchase agreements or earn the income generated by such assets for purposes of its application of the REIT asset and gross income tests.

Other Regulatory Risks

Substantial Regulatory Burden

The Fund and any of its subsidiaries will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the IRS, and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability. However, the Investment Adviser, the Fund and their affiliates do not provide investment advice regarding the decision to invest in, hold or sell shares of the Fund’s shares.

Restrictions on Transactions with Affiliates

The Fund is prohibited under the 1940 Act from participating in certain joint transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund, Investment Adviser, the Investment Consultant, or Administrator; or (iii) any person in which the Fund, the Investment Adviser, the Investment Consultant, or a person controlling or under common control with the Fund, Investment Adviser, or the Investment Consultant owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same CRE debt, equity and/or securities investments, without the prior approval of the SEC. If a person, directly or indirectly, holds 5% or more of the outstanding voting securities of the Fund, the Investment Adviser or the Investment Consultant, or is under common control with the Fund, the Investment Adviser or the Investment Consultant, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates.

In addition, the Fund will not be permitted to co-invest with certain entities affiliated with or managed by the Investment Adviser in transactions originated by the Investment Adviser or its affiliates unless it first obtains an exemptive order from the SEC, co-invests alongside the Investment Adviser or its affiliates in accordance with existing regulatory guidance and the allocation policies of the Investment Adviser and its affiliates, as applicable, or is otherwise permitted to do so. Should the Fund determine to engage in certain co-investment transactions with its affiliates, the Fund will seek an exemptive order from the SEC to allow it to co-invest with its affiliates. However, there can be no assurance that the entities affiliated with the Investment Adviser will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that the Fund and the Investment Adviser will be able to rely on such exemptive relief for certain potential transaction structures. Until any such relief is granted, the Fund may co-invest with the Investment Adviser and its affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. Under the Investment Adviser’s allocation of investment opportunities procedures, in the event of demand among the Investment Adviser’s clients, including the Fund, exceeding the available allocation of investment opportunities, the Investment Adviser will determine whether to reduce a client’s access to the investment opportunity based on the Investment Adviser’s allocation policy and procedures then in effect. As a result of these procedures, certain clients may be given priority with respect to certain investment opportunities. Until exemptive relief is granted with respect to the Fund’s co-investment alongside other clients of the Investment Adviser, the Fund will not be able to invest alongside any other client of the Investment Adviser in any investment opportunities presented by the Investment Adviser to its clients. Because of this, the Fund will only be permitted to invest in investment opportunities if all other clients of the Investment Adviser with similar investment mandates have determined that the investment opportunity is not suitable for them and have determined not to express interest in the investment opportunity. If exemptive relief is granted, the Fund will be subject to the terms of the Investment Adviser’s allocation of investment opportunities procedures like all other clients. Further, until exemptive relief is obtained, the Fund will be unable to participate in certain negotiated transactions with the Investment Adviser and its affiliates, including funds or other investment ventures with similar investment strategies as the Fund.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Investment Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate, subject to each of the Investment Adviser’s then-current allocation policies and any applicable exemptive orders, and to the Investment Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with its fiduciary duties owed to the Fund and other accounts advised by the Investment Adviser, if any, and policies related to approval of investments. Even if the Fund does obtain such exemptive relief, the conditions imposed by the SEC in granting such relief may preclude the Fund from transactions in which it would otherwise be entitled to engage.

Risks Related to Conflicts of Interest

Conflicts of Interest among the Fund, the Investment Adviser and its Affiliates

The Investment Adviser and its affiliates will receive substantial fees, directly or indirectly, from the Fund in return for their services, and these fees could influence the advice provided to the Fund. Among other matters, the compensation arrangements could affect their judgment with respect to offerings of equity by the Fund, which allow the Placement Agent to earn additional fees and the Investment Adviser to earn increased management fees (whether directly by the Fund or indirectly). Further, the Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares. As a result of this payment, the Fund’s assets under management will increase, which would result in a corresponding increase in management fees payable to the Investment Adviser. The Investment Adviser has not adopted a limitation on the maximum permissible amount of such additional compensation that could be paid to financial intermediaries. In addition, the decision to utilize leverage will increase the Fund’s assets and, as a result, will increase the amount of management fees payable to the Investment Adviser and remitted to the Investment Consultant. Additionally, employees of the Investment Adviser may in the future have portions of their individual compensation arrangements tied to the performance of the Fund. This may cause such individuals to recommend or approve riskier investments or rely more on leverage than would otherwise by the case.

Administrative Costs and Expenses

In addition to the fees that the Fund will pay the Investment Adviser for the services it provides to the Fund, and the Fund will also have an obligation to reimburse the Investment Adviser for certain administrative costs and expenses it incurs and pays on its behalf. Subject to certain limitations and exceptions, the Fund will reimburse the Investment Adviser for both direct administrative expenses as well as indirect administrative costs. The administrative costs and expenses the Investment Adviser incur on the Fund’s behalf, including the compensatory costs incurred by the Investment Adviser and its affiliates can be substantial. These administrative fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares. There are conflicts of interest that arise when the Investment Adviser make allocation determinations. The Investment Adviser could allocate costs and expenses to the Fund in excess of what it anticipates and such administrative costs and expenses could have an adverse effect on the Fund’s financial performance and ability to make cash distributions.

FREG’s, the Investment Adviser’s and the Investment Consultant’s Other Responsibilities May Create Conflicts of Interest

Employees of FREG, the Investment Adviser and the Investment Consultant will provide services to the Fund through FREG, the Investment Adviser and the Investment Consultant, as applicable, but are unlikely to work exclusively on Fund business. Each of FREG, the Investment Adviser and the Investment Consultant and their affiliates provide investment services to other funds, including Forum Fund II, and other entities sponsored by either FREG, the Investment Adviser and/or the Investment Consultant and their affiliates and, therefore, may have conflicts of interest in allocating the time and services of their employees.

Possibility of Diverse Investor Group

The investors in the Fund may include taxable and tax-exempt entities and may include persons or entities located or organized in various U.S. and non-U.S. jurisdictions. As a result, conflicts of interest may arise in connection with decisions made by the Investment Adviser that may be more beneficial for one type of investor than for another type of investor. In selecting investments and in making decisions regarding dispositions, the Investment Adviser will consider the investment objectives of the Fund as a whole and not the investment objectives of any investor individually.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The Board consists of four Trustees, including three Independent Trustees. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Adviser.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the responsibilities of the various committees of the Board, are set forth below.

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company. The business of the Fund is managed under the direction of the Board, in accordance with the Declaration of Trust and the Bylaws (together, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. Pursuant to the Governing Documents of the Fund, the Board shall elect officers including a President, a Vice-President, a Secretary, a Treasurer, an Assistant Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes.

Board Leadership Structure.    Darren Fisk is the Chairman of the Board. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session at least quarterly. Under the Declaration of Trust and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes that its Chairman, the chair of the Audit Committee and the Nominating and Corporate Governance Committee, and as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Mr. Fisk may be deemed to be an interested person of the Fund by virtue of his ownership interests in and senior management roles at the Investment Adviser and/or its affiliates. The Board has determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Chairman happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustees serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board.

Board Risk Oversight.    The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee and Officer Qualifications

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is: c/o Forum Capital Advisors, LLC, 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Michael Bell (58)	Disinterested Trustee	Managing Director, Primark Advisors, LLC	1	Primark Private Equity Investments Fund
Jody Foster (51)	Disinterested Trustee	Founder and President, Symphony Consulting LLC	1	Hussman Investment Trust
David Gerstenhaber (60)	Disinterested Trustee	Managing Member, Argonaut Management Colorado LLC, Founder and Chief Investment Officer, Build Capital, Chief Investment Officer, Argonaut Capital Management, LP	1	N/A

Michael Bell is a Managing Director of Primark Advisors, LLC, an investment firm focused on providing investors the opportunity to access the power of the private equity markets. The company has an experienced investment and capital markets team with a proven long-term track record of outperformance over a variety of market cycles. Prior to Primark, Mr. Bell built, and was the CEO for a $12 billion registered investment adviser managing more than 30 investment strategies and a $10 billion liquid alternative mutual fund complex that launched more than 50 alternative funds. Most recently Mr. Bell purchased, grew and sold a family office-backed $6 billion registered investment adviser. Mr. Bell specialized as a corporate finance attorney for Latham & Watkins and was a CPA for KPMG. Mr. Bell holds a B.S. in Commerce from the University of Virginia and a J.D. from West Virginia University.

Jody Foster is the Founder and President of Symphony Consulting LLC, a global investment operations consulting firm. She has overseen the development and launch of a variety of product offerings including long-only domestic and international mutual funds, long-only and long-short equity hedge funds, global macros funds, fixed income derivative funds, commodity funds and sector-specific funds. Clients include public and private funds, ETFs, family offices and traditional separate account managers. Prior to founding Symphony, Ms. Foster held management positions at Burridge Growth Partners, Driehaus Capital Management and JPMorgan Chase in the United States and United Kingdom She managed a derivatives team at JPMorgan and has extensive expertise in a variety of investment strategies. As an investor and equity analyst, she researched all sectors and developed an investment research process adopted by multiple firms. Ms. Foster received a B.A. in Political Science from Pace University. She has received an M.P.P. in International Political Economy from Georgetown University and an M.B.A. in Strategy and Finance from The University of Chicago Booth School of Business.

David Gerstenhaber is widely recognized as one of the foremost macroeconomic strategists and hedge fund managers in the investment space. He founded Argonaut Capital Management, LP in 1993 and served as its Chief Investment Officer until December 2020, after which he became the Managing Member of Argonaut Management Colorado LLC, Argonaut’s investment management business. From 2017 through 2020, Mr. Gerstenhaber also served as the Chief Investment Officer of Build Capital and its parent company, Acorn Advisory Capital, a multi strategy hedge fund. Prior to forming Argonaut, he spent two and a half years at Tiger Management Corporation, where he created and led the firm’s highly successful macro investment group, focused on leveraged investments in fixed income securities, currencies, financially engineered derivative structures, and development country debt instruments. Mr. Gerstenhaber spent his early career from 1985 through 1991 as a Principal and Senior Economist at Morgan Stanley & Co., and he began his career as an economist at Jardine Fleming Securities. In addition to his proficient track record of understanding investments and their underlying macroeconomic trends, Mr. Gerstenhaber also has a wealth of experience in real estate. Since 1991, he has been a founding and general partner of a privately held real estate private equity firm specializing in the acquisition, development, and management of multifamily real estate. Today, the portfolio consists of over $7 billion of assets and more than 26,000 multifamily units. Mr. Gerstenhaber is also a partner on multiple other real estate acquisition and development projects or sponsorships. Mr. Gerstenhaber received a simultaneous award of both B.A. and M.A degrees with honors in economics from Yale, where he studied extensively with Nobel laureate economist James Tobin. He was awarded a Fulbright Scholarship to Cambridge University where he earned a Master of Philosophy in Economics in 1983.

Interested Trustees and Officers

Name, Address, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Darren Fisk (46)	Chairman, Chief Executive Officer, and Interested Trustee	Founder and Chief Executive Officer of Forum Capital Advisors, LLC	1	MediaShift Technologies, Inc..
Marc Swerdlow (57)	President	President and General Counsel of Forum Capital Advisors, LLC, Principal and Chief Operating Officer, Magellan Investment Partners	N/A	Lungevity Foundation, a 501(c)(3)
Derek Mullins (47)	Chief Financial Officer; Treasurer	Co-Founder and Managing Partner, Pine Advisor Solutions LLC, Director of Operations, ArrowMark Partners	N/A	N/A
Amanda Teeple (40)	Vice President	Senior Managing Director of Forum Capital Advisors, LLC, Managing Director, Timbrel Capital, Managing Partner, Evolv Capital Partners, Vice President, Triad Advisors	N/A	N/A
Tom Merrill (35)	Assistant Treasurer	Director, Pine Advisor Solutions LLC, Senior Associate, TPG Global, Supervisor, ALPS Fund Services	N/A	N/A
Cory Gossard (48)	Chief Compliance Officer	Director of Regulatory Compliance, PINE Advisor Solutions LLC, Interim Chief Compliance Officer, Vident Investment Advisory, Chief Compliance Officer, SS&C ALPS	N/A	N/A
Elisabeth Dahl (58)	Secretary	Vice President, Senior Legal Counsel at Ultimus Fund Solutions, LLC	N/A	N/A

____________

*        The term of office for each Trustee and officer listed above will continue indefinitely.

**      The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Darren Fisk, the Fund’s Chairman and Chief Executive Officer, is also the founder and Chief Executive Officer of the Investment Adviser and FREG. Mr. Fisk is responsible for the overall strategy and direction of both firms. He has over 20 years of experience in real estate and finance, with nearly 10 years at Johnson Capital Group where he generated more than $3.5 billion in loan originations and was named the firm’s top producer for 9 years running, and 10 years at FREG as Founder and CEO. Mr. Fisk is a graduate of the University of Colorado-Boulder, where he played football and received a Bachelor of Science degree in finance. He serves on the advisory board of ACE Scholarships and is on the board of directors of MediaShift Technologies, Inc. Mr. Fisk will be a member of the Fund’s Investment Committee.

Marc Swerdlow is the Fund’s President and brings more than 30 years of experience in the real estate industry and is an attorney. As President and General Counsel of the Investment Adviser and FREG, Mr. Swerdlow is responsible for the day-to-day operations of both firms, specifically focusing on execution of the company’s business plan and key strategies. Mr. Swerdlow joined Forum in June 2019 as Chief Operating Officer. Before that, he was Principal and Chief Operating Officer at Chicago-based Magellan Investment Partners where he oversaw investor relations, asset management, reporting, outsourcing and all back-office functions. Mr. Swerdlow was also Partner, President and General Counsel at Waterton Associates for 13 years where he was responsible for the growth of the firm to over 22,000 units and 11 hotels while directly responsible for raising in excess of $2B in equity; Senior Risk Manager at GE Capital Real Estate; and, Senior Vice President of Closings and Due Diligence at Heitman Financial. Mr. Swerdlow holds a J.D. from DePaul University School of Law and a B.A. in Business Administration with a major in Finance from the University of Iowa.

Derek Mullins is the Fund’s Chief Financial Officer and has over 20 years of experience in the asset management industry. He currently serves as Co-Founder and Managing Partner of PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, he was the Director of Operations for ArrowMark Partners, a $20 billion diversified asset management firm. Mr. Mullins also served as the Chief Financial Officer of Meridian Fund, Inc., an Investment Company Act registered mutual fund family. Mr. Mullins was responsible for the management of the financial and tax operations for ArrowMark’s investment products. He had oversight over all the firm’s service providers, including fund administrators, custodians and prime brokers, transfer agents, legal counsel, independent auditors and tax professionals. Mr. Mullins received a B.A. and an M.A. in Finance from the University of Colorado.

Amanda Teeple is the Fund’s Vice President and brings more than 15 years of experience in the alternative investment industry on both the broker/dealer and sponsor side of the business. As Senior Managing Director — Operations & Business Development, Ms. Teeple is responsible for the project management, product design, and client due diligence processes for the firm as well as management of all Forum’s investment vehicles. Prior to joining Forum, Ms. Teeple served as Managing Director at Timbrel Capital; Managing Partner for Evolv Capital; and, Vice President, Due Diligence Officer at Triad Advisors, Inc. Ms. Teeple holds a B.S in Computer Information Systems and International Business from Mercer University and an MBA in Business Analysis from Georgia State University. She holds FINRA Series 24, 7 and 63 registrations and has passed Level I of the CFA exam.

Tom Merrill is the Fund’s Assistant Treasurer and has over seven years of experience in the asset management industry. He currently serves as a Director of PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, Mr. Merrill a Senior Associate at TPG Global where he managed the accounting and finance functions for 356 private equity entities totaling $22 billion in commitments. Previously, he worked at ALPS fund services as a supervisor in the alternative investments group, overseeing the administration of 40 funds. Mr. Merrill earned his Master of Science in Finance from the University of Colorado and his Bachelor of Arts in Economics from the University of Denver. He has passed Level I of the CFA Program.

Cory Gossard is the Fund’s Chief Compliance Officer and also currently serves as Director of Regulatory Compliance at PINE Advisor Solutions. Mr. Gossard joined PINE Advisor Solutions in April 2021. Mr. Gossard has over25 years of compliance and asset management experience. Prior to joining PINE, Mr. Gossard was the Chief Compliance Officer for SS&C ALPS overseeing all of the compliance and operational functions for the fund services business. He also served as the Chief Compliance Officer for SPDR S&P 500 ETF Trust, DJIA ETF Trust and SPDR S&P MidCap 400 ETF Trust.   Prior to his time at SS&C ALPS, Mr. Gossard held senior leadership positions with Citibank.  Mr. Gossard received a B.A. in Business Administration from Heidelberg University.  He currently holds a Series 7 license and is a Certified Anti-Money Laundering Specialist.

Elisabeth Dahl is the Fund’s Secretary and also currently serves as Vice President, Senior Legal Counsel at Ultimus Fund Solutions, LLC in the Cincinnati office. Ms. Dahl joined Ultimus Fund Solutions, LLC in March 2016. Elisabeth has over 30 years of legal experience, including approximately 15 years working in the variable insurance product space. Elisabeth received a B.A. in English from Dartmouth College, and a J.D. from Washington University School of Law. Ms. Dahl holds bar licenses in Ohio (active), California (inactive), and Illinois (inactive). She previously held Series 7 and 24 licenses.

Board Committees

In addition to serving on the Board, Trustees may also serve on the Audit Committee of the Fund or the Nominating and Corporate Governance Committee of the Fund, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee and the Nominating and Corporate Governance Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee

The Board has an Audit Committee that consists of all of the Independent Trustees. The Audit Committee operates pursuant to an Audit Committee Charter adopted by the Board and is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal control over financial reporting. The Audit Committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. On a quarterly basis, the Audit Committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the audit committee are Ms. Foster and Messrs. Bell and Gernstenhaber, each of whom is an Independent Trustee. Ms. Foster serves as the chairman of the Audit Committee. The Board has determined that Ms. Foster is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee that consists of all of the Independent Trustees. The Nominating and Corporate Governance Committee is responsible for selecting, researching, and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Fund’s management. The Fund’s Nominating and Corporate Governance Committee will consider shareholders’ proposed nominations for Trustee. The members of the Nominating and Corporate Governance Committee are Ms. Foster and Messrs. Bell and Gernstenhaber, each of whom is an Independent Trustee. Mr. Bell serves as the chairman of the Nominating and Corporate Governance Committee.

Fund Committees

Valuation Committee

The Valuation Committee, consisting of personnel from the Investment Adviser whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Valuation Committee reviews, and the Board ratifies, the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owns in the Fund as of the date hereof.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Darren Fisk	$100,000	$100,000
Michael Bell	$0	$0
Jody Foster	$0	$0
David Gerstenhaber	$0	$0

____________

(1)      Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)      Forum Capital Advisors, LLC, the Fund’s Investment Adviser, is wholly owned and controlled by Mr. Fisk. As of the date of this Memorandum, and due to his ownership of the Investment Adviser, Mr. Fisk may be deemed to control the Fund, as such term is defined in the Investment Company Act.

Compensation

Each Independent Trustee receives an annual retainer fee, paid quarterly, of $35,000 (to be pro-rated for a partial term) as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each Board or committee meeting.

Investment Adviser

Forum Capital Advisors, LLC, the Investment Adviser, is a registered investment adviser with the SEC under the Advisers Act, and serves as the Fund’s investment adviser. The Investment Adviser is organized as a Delaware limited liability company. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. See “Risk Factors — Risks Related to Conflicts of Interest.” The Investment Adviser’s principal offices are located at 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Founded in 2018, the Investment Adviser is an affiliate of FREG, a full-service real estate investment firm with a focus on multifamily development and acquisitions and opportunistic commercial acquisition and development. The Investment Adviser has expertise in the evaluation and potential recapitalization of impaired real property assets. Affiliates of the Investment Adviser may also be engaged to provide third-party property management and other services for the Fund’s direct investments in real estate, including Workout Assets, if any.

Since inception in 2007, FREG has invested $2.0 billion in real estate transactions, including 62 properties in 19 states. The 44-member team consists of over 30 investment professionals with experience across a variety of multifamily and other real estate property types. The Investment Adviser consists of ten investment professionals with an average of over 20 years’ experience across the real estate and investment management business.

Investment Consultant

The Investment Adviser has engaged Janus Capital Management LLC, a Delaware limited liability company, which is a registered investment adviser under the Advisers Act, to act as the Fund’s Investment Consultant. The Investment Consultant is an indirect wholly-owned subsidiary of Janus Henderson Group plc, a global asset manager with more than 345 investment professionals and expertise across all major asset classes that had more than $401.6 billion in assets under management as of December 31, 2020. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. Any investment consultant chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Investment Adviser. Shareholders do not pay any investment consultant fees.

The Investment Consultant is a global asset management firm offering a range of financial products to individuals, intermediary advisors and institutional investors globally, with investment capabilities that include equities, quantitative equities, fixed income, multi-asset and alternatives. The Investment Consultant’s 35-person dedicated credit securitization team analysts have 17 years average industry experience and the ability to source and execute large transactions.

Investment Management Agreement

Pursuant to the Investment Management Agreement between the Fund and the Investment Adviser, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a management fee that is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average monthly Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The management fee is paid to the Investment Adviser before giving effect to any repurchase of shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. For purposes of calculating the management fee, the term “total assets” includes any assets acquired with the proceeds of leverage.

Administrator

The Fund has retained Ultimus Fund Solutions, LLC as the Administrator to provide certain fund services, including fund administration, fund accounting, transfer agency and compliance services to the Fund. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses (the “Administration Fee”). See “Summary of Fund Expenses” below. Pursuant to a separate administrative services agreement (the “Administrative Services Agreement”), the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator, will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Investment Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.50% and 2.25% per annum of the Fund’s average monthly net assets attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through April 26, 2023. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. After one year from the effective date of the registration statement of which this Memorandum is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

In accordance with the Administrative Services Agreement, the Administrator will be paid the Administration Fee in connection with providing services to the Fund.

Investment Committee

The Board has established the Fund’s Investment Committee, which consists of the following members: Darren Fisk, Pat Brophy, Jason Brooks, John Kerschner and Thom McCahill. Biographical information with respect to each member of the Investment Committee is set forth below.

Name	Age	Principal Occupation During the Past Five Years
Darren Fisk	46	Founder and Chief Executive Officer of Forum Capital Advisors, LLC
Pat Brophy	55	Head of Global Real Estate Strategy, Janus Capital Management LLC
John Kerschner	54	Head of U.S. Securitized Products, Janus Henderson Investors
Jason Brooks	43	Portfolio Manager, Janus Henderson Investors
Thom McCahill	67	Managing Partner — Structured Finance, EverWest Real Estate Investors, LLC

For information concerning the background of Mr. Fisk, see “— Interested Trustees and Officers” above.

Pat Brophy is the Fund’s Portfolio Manager and the Managing Partner of the Investment Adviser, and responsible for day-to-day management of the Fund’s investment portfolio. He has nearly 30 years of wide-ranging experience in real estate and financial services. Prior to joining the Investment Adviser, Mr. Brophy managed the Global Real Estate Strategy at the Investment Consultant. Prior to joining the Investment Consultant in 2005, he was a Principal/Partner at THK Associates, Inc., a Denver-based market economics and land-planning firm. His expertise is in economic analysis, real estate valuation, property development and acquisition strategies. He received his B.A. in history from Dartmouth College. Mr. Brophy is a member of the Fund’s Investment Committee.

John Kerschner is the Head of U.S. Securitized Products at Janus Henderson Investors and a Portfolio Manager of the Multi-Sector Income strategy and Mortgage-Backed Securities ETF. In his role as Head of U.S. Securitized Products, Mr. Kerschner primarily focuses on mortgage-backed securities and other structured products. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. in biology from Yale University, graduating cum laude. He earned his M.B.A. from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation and has 31 years of financial industry experience.

Jason Brooks is a Securitized Products Analyst at Janus Henderson Investors, a position he has held since 2012. In this role, Mr. Brooks primarily focuses on CMBS global coverage as well as certain ABS coverage. Prior to joining Janus, he was director, CMBS research at TIAA-CREF, where he led the firm’s CMBS research effort and was responsible for all aspects of due diligence relating to security selection. Mr. Brooks also served in other CMBS-focused research roles at both TIAA-CREF and Gramercy Capital Corp. Mr. Brooks received his B.A. in finance from the College of William and Mary and his M.B.A. with a focus in real estate finance from Fordham University Graduate School of Business. He has 19 years of financial industry experience.

Thom McCahill is Managing Partner — Structured Finance Group at Forum Real Estate where he oversees all operations for Forum’s Structured Finance department and is a voting member of the Fund’s Investment Committee.  Mr. McCahill has over 36 years of experience in commercial real estate, where he has been a pioneer in the subordinate debt sector and has invested over $2.5 billion in mezzanine, B Notes and preferred equity. Prior to joining Forum, Mr McCahill was Executive Vice President, Structured Finance at EverWest Real Estate Investors, LLC (“EverWest”), an institutional real estate investment management firm based in Denver, Colorado. Prior to joining

EverWest, Mr. McCahill was a Managing Director at Pearlmark Real Estate Partners and Chief Executive Officer and President of MONY Realty Capital. Mr. McCahill received both his B.S. in economics and his M.S. in Real Estate Finance from the University of Wisconsin.

The Investment Committee is responsible for setting overall investment policies and strategies of the Fund, subject to the oversight of the Board; monitoring the performance of all investments being considered by the Fund; and generally overseeing investment decisions of the Investment Consultant and the activities of the Investment Adviser’s Portfolio Manager (see “— Portfolio Manager” below).

Portfolio Manager

Subject to the Investment Committee’s oversight, Pat Brophy is the Fund’s portfolio manager (the “Portfolio Manager”) and oversees the day-to-day investment operations of the Fund. Biographical information with respect to Mr. Brophy is set forth under “— Investment Committee” above. The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Transfer Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Transfer Agent.

Custodian

UMB Bank, N.A., with its principal place of business located at 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106, serves as Custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Investment Adviser will pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of, travel expenses, and office space for its officers and employees connected with investment and economic research, trading and investment management, and administration of the Fund. Shareholders do not pay any of the Investment Adviser’s expenses. As described below, however, the Fund bears all other expenses incurred in its business, including amounts that the Fund reimburses to the Investment Adviser for certain administrative services that the Investment Adviser provides or arranges at expense to be provided to the Fund pursuant to the Investment Management Agreement. Similarly, the Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to the Investment Adviser for services provided under the Investment Management Agreement.

Expenses borne directly by the Fund include:

•        corporate and organization expenses relating to offerings of shares;

•        the third-party cost of calculating the NAV of shares, including the cost of any valuation services;

•        the cost of effecting sales and repurchases of shares and other securities;

•        the management fee;

•        the Administration Fee;

•        real estate transaction related expenses (e.g., title, survey, and Phase 1 expenses).

•        investment related expenses (e.g., expenses that, in the Investment Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including (as applicable), but not limited to, brokerage commissions, interest expenses, dividends on securities sold but not yet purchased, legal, tax, accounting and other due diligence expenses;

•        professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

•        all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser, and any custodian or other agent engaged by the Fund;

•        transfer agent and custodial fees;

•        federal and any state registration or notification fees;

•        federal, state and local taxes;

•        fees and expenses of the Independent Trustees;

•        the third-party costs of preparing, printing and mailing reports, notices and other communications, including proxy statements, shareholder reports and notices or similar materials, to shareholders;

•        fidelity bond, Trustees and officers/errors and omissions liability insurance and other insurance premiums;

•        legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

•        fees and expenses of the Fund’s Principal Financial Officer and Chief Compliance Officer;

•        external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•        costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended;

•        all other expenses incurred by the Fund in connection with administering the Fund’s business, including the cost of any third-party service providers engaged to assist the Investment Adviser, subject to the limitations included in the Investment Management Agreement and the Investment Consulting Agreement; and

•        any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this Memorandum, each of the Investment Adviser will be reimbursed by the Fund, for any of the above expenses that it pays on behalf of the Fund, including administrative expenses it incurs on such entity’s behalf.

Organization and Offering Costs

The Investment Adviser and its affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $178,500 as of March 31, 2021. The Investment Adviser and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the Investment Adviser based on its expectation of total organization and offering costs to be reimbursed. As of March 31, 2021, $178,500 organization and offering costs have been allocated to the Fund.

Organization costs include, among other things, the cost of organizing as a as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet.

The Fund will reimburse the organization and offering expenses incurred by the Investment Adviser and its affiliates on the Fund’s behalf. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by the Investment Adviser and its affiliates. Although organization and offering expenses are payable by the Fund, these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share purchased in the Offering.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Memorandum, the Fund could be deemed to be under control of the Investment Adviser, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Investment Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date.  The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Fund will calculate the NAV by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Valuation Committee, consisting of personnel from the Investment Adviser whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Investment Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period. To the extent deemed necessary by the Investment Adviser, the Valuation Committee may review certain securities valued by the Investment Adviser in accordance with the Fund’s valuation policies.

When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.

The Fund expects that its portfolio will primarily consist of investments that are not actively traded in the market and for which quotations may not be available. For the purposes of calculating NAV, the Valuation Committee uses the following valuation methods:

Investments Where a Market Price Is Readily Available

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments Where a Market Price Is Not Readily Available

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Fund’s valuation policy.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

In addition to the foregoing, an independent valuation firm may periodically evaluate certain investments for which a market price is not readily available. Finally, unless the NAV and other aspects of such investments exceed certain thresholds, an independent valuation firm would not undertake such an evaluation.

Below is a description of factors that may be considered when valuing the Fund’s CRE investments, where a market price is not readily available:

•        the size and scope of the CRE investment and its specific strengths and weaknesses;

•        rental income, related rental income, expense amounts and expense growth rates;

•        discount rates and capitalization rates;

•        an analysis of recent comparable sales transactions;

•        bona fide third party purchase offers and sale negotiations;

•        prevailing interest rates for like securities;

•        expected volatility in future interest rates;

•        leverage;

•        call features, put features and other relevant terms of the debt;

•        the borrower’s ability to adequately service its debt;

•        the fair value of the CRE investment in relation to the face amount of its outstanding debt;

•        the quality of collateral securing the Fund’s CRE Debt Investments;

•        industry multiples including but not limited to EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•        other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Changes in Outstanding Shares

Changes in the number of outstanding shares of the Fund per class resulting from dividends and repurchases shall be reflected no later than in the first calculation on the first business day following such change.

Allocation of Income and Class Expenses

Expenses related to the distribution of a class of shares of the Fund or to the services provided to shareholders of a class of shares shall be borne solely by such class. The following expenses attributable to the shares of a particular class will be borne solely by the class to which they are attributable:

•        Account maintenance and shareholder servicing fees;

•        Extraordinary non-recurring expenses, including litigation and other legal expenses relating to a particular class; and

•        Such other expenses as the Board determines were incurred by a specific class and are appropriately paid by that class.

Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific class shall be allocated to each class of the Fund on the basis of NAV of that class in relation to the NAV of the Fund. Investment advisory fees, including the management fee, custodial fees, and other expenses relating to the management of the Fund’s assets shall not be allocated on a class-specific basis, but rather based upon relative net assets. Income shall be included to the date of calculation. Appropriate provision shall be made for federal income taxes if required.

While the Fund’s valuation policy is intended to result in a calculation of the Fund’s NAV that fairly reflects investment values as of the time of pricing, the Fund cannot ensure that fair values determined by the Valuation Committee would accurately reflect the price that the Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the investments were sold. The Fund periodically benchmarks the bid and ask prices received from independent valuation firms and/or dealers, as applicable, and valuations received from the independent valuation firms against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

SHARE REPURCHASE PROGRAM

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the shareholders will not have the right to redeem their shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the shareholders to do so, the Fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Fund intends to conduct quarterly tender offers pursuant to this share repurchase program. The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Fund will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. There is no cost charged by the Fund or its affiliates in connection with your acceptance of the Fund’s repurchase offer; however, your Financial Intermediary may charge you fees according to individual policies. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each shareholder.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•        the recommendation of the Investment Adviser;

•        whether any shareholders have requested to tender shares or portions thereof to the Fund;

•        the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•        the investment plans and working capital requirements of the Fund;

•        the relative economies of scale with respect to the size of the Fund;

•        the history of the Fund in repurchasing shares or portions thereof;

•        the availability of information as to the value of the Fund’s assets;

•        the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•        the anticipated tax consequences to the Fund of any proposed repurchases of shares or portions thereof.

The Fund currently intends to limit the number of shares to be repurchased in any calendar quarter to 5% of the weighted average number of shares outstanding in the prior calendar year, or 20% in each calendar year, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such shares at a price per share equal to the most recently disclosed NAV per share immediately prior to the date of repurchase.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 30 days prior to the Valuation Date. Shareholders who tender may not have all of the tendered shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each shareholder.

The decision to offer to repurchase shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase shares. In certain circumstances, the Board may require a shareholder to tender its shares.

A shareholder who tenders for repurchase only a portion of his, her, or its shares in the Fund will be required to maintain a minimum account balance of $25,000. If a shareholder tenders a portion of his, her, or its shares and the repurchase of that portion would cause the shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the shares to be purchased from the shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws. If the amount of repurchase requests exceeds the number of shares the Fund seeks to repurchase, it will repurchase shares on a pro rata basis. As a result, the Fund may repurchase less than the full amount of shares that you request to have repurchased. If the Fund does not repurchase the full amount of your shares that you have requested to be repurchased, or the Fund determines not to make repurchases of the Fund’s shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to the Fund’s available cash and its compliance with the REIT qualification rules promulgated under the Code.

The Board will require that the Fund repurchase shares or portions of shares from you pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. Repurchases of your shares by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders.

When Board determines that it will offer to repurchase shares or fractions thereof, tender offer materials will be provided to shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that the Fund will send to its shareholders, the Fund will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to shareholders, the Fund will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, the Fund will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund. If shares have not been accepted for payment by the Fund, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the tender offer.

The Fund will not repurchase shares, or fractions thereof, if such repurchase will cause it to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While the Fund intends to conduct quarterly tender offers as described above, the Fund is not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that the Investment Adviser any of its affiliates holds shares in the capacity of a shareholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer the Fund makes on the same basis as any other shareholder. The Investment Adviser will not to tender its shares for repurchase as long as it remains the Fund’s investment adviser.

DISTRIBUTION POLICY

Monthly Distribution Policy

The Fund intends to make a dividend distribution each calendar month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend distribution rate may be modified by the Board from time to time. In order to qualify as a REIT, the Fund is required to distribute dividends to its shareholders each year in an amount at least equal to (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and to avoid material income and excise taxes. The initial distribution will be declared on a date determined by the Board. The initial distribution may consist principally of a return of capital. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder, require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the monthly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by Ultimus Fund Solutions, LLC (the “Agent”). Pursuant to the policy, the Fund’s distributions other than liquidating distributions and redemptions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at:

Regular Mail	Overnight Mail
Forum CRE Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154-9150	Forum CRE Income Fund c/o Ultimus Fund Solutions, LLC 4221 N 203rd St., Suite 100 Elkhorn, NE 68022

Such written notice must be received by the Agent three days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. With respect to shares held by a Financial Intermediary on behalf of an investor, any written notices will be provided to the Financial Intermediary and shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below. A shareholder may designate all or a portion of his or her shares for inclusion in the policy, provided that Distributions will be reinvested only with respect to shares designated for reinvestment under the policy.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholder in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders. With respect to shares held by a Financial Intermediary on behalf of an investor, the Agent will distribute all information to the Financial Intermediary and any shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at the addresses listed above. Certain transactions can be performed by calling the toll-free number 303-501-8804.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following information relating to certain U.S. federal income tax consequences of an investment in the Fund by a U.S. investor that is not a non-U.S. or tax-exempt entity is based on laws, regulations, IRS pronouncements and court decisions in effect on the date of this Memorandum. These laws and regulations are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders, or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, non-U.S. and tax-exempt shareholders. Shareholders should consult a tax professional for the tax consequences of investing in the Fund in light of their own circumstances, as well as for information on foreign, state and local taxes, which may apply.

Distributions to Shareholders

The following discussion describes taxation of shareholders on distributions from the Fund in years in which the Fund qualifies to be taxed as a REIT.

Distributions by the Fund, other than capital gain dividends, generally will constitute ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are treated as ordinary income. Under the Tax Cuts and Jobs Act, for non-corporate taxpayers before January 1, 2026, distributions from REITs that are treated as dividends but are not designated as qualified dividends or capital gain dividends are taxed as ordinary income after deducting 20% of the amount of the dividend. At the current maximum ordinary income rate of 37% applicable before January 1, 2026, the maximum tax rate on ordinary REIT dividends for non-corporate shareholders is 29.6%.

Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. However, provided the Fund properly designates the distributions, distributions to shareholders that are individuals, trusts, or estates generally will constitute qualified dividend income taxed as net capital gain to the extent the shareholder (and, where applicable, the Fund) satisfies certain holding period requirements and the dividends are attributable to (i) qualified dividend income received by the Fund from other corporations during the taxable year, and (ii) undistributed earnings or built-in gains taxed at the corporate level during the immediately preceding year. The Fund does not anticipate distributing a significant amount of qualified dividend income.

Distributions that are properly designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Fund’s actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its shares. The REIT provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year. If the Fund so elects for a taxable year, shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year. A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder. The shareholder’s basis in its shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains.

Distributions in excess of the Fund’s current and accumulated earnings and profits (a “return of capital distribution”) will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder’s shares and thereby increasing the amount of gain (or decreasing the amount of loss) recognizable by the shareholder upon a subsequent disposition of its shares. To the extent a return of capital distribution exceeds a shareholder’s tax basis in its shares, the distribution will be taxable as capital gain realized from the sale of such shares.

Dividends declared by the Fund in October, November or December, and payable to a shareholder of record on a specified date in any such month, shall be treated both as paid by the Fund and as received by the shareholder on December 31 of the year, provided that the dividend is actually paid during January of the following calendar year.

If a shareholder participates in the Fund’s dividend reinvestment plan, such shareholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in the Fund’s shares to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless such shareholder is a tax-exempt entity, such shareholder may be forced to use funds from other sources to pay such shareholder’s tax liability on the reinvested dividends.

A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Gain or Loss on Sale or Repurchase of Shares of the Fund

A shareholder may recognize either a gain or loss when it sells shares of the Fund. The gain or loss is the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares sold. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If a shareholder sells shares of the Fund at a loss and purchases shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

A repurchase of shares of the Fund will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of shares discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, shares actually owned, as well as shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. The sale of shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of the then outstanding voting shares of the Fund owned by the holder immediately after the sale is less than 80% of the percentage of the voting shares of the Fund owned by the holder determined immediately before the sale. The sale of shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in shares of the Fund as a result of the repurchase constitutes a “meaningful reduction” of such holder’s interest.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 5, 2021. The Fund’s Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of shares, subject to a $1 billion limit on the Fund. The Fund does not intend to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses, including interest, on outstanding borrowings, if any, no less frequently than monthly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The Investment Company Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law may, in certain limited circumstances, be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares is recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Administrator will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or other persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Information Requirements

Every owner of more than 5% of the outstanding shares during any taxable year, or such lower percentage as required by the Code or the regulations promulgated thereunder or as otherwise required by the board of trustees, within 30 days after the end of each taxable year, is required to give the Fund written notice, stating his or her name and address, the number of shares of each class and series which he or she beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as it may request in order to determine the effect, if any, of its beneficial ownership on the Fund’s status as a. In addition, each shareholder shall, upon demand, be required to provide the Fund with such information as it may request in good faith in order to determine its status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

PLAN OF DISTRIBUTION

Foreside Fund Services, LLC, an Delaware limited liability company located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s placement agent and acts as the Placement Agent of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Placement Agent at NAV. The Placement Agent also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s shares. The Fund intends to offer to sell its shares on a continuous basis through the Placement Agent. No arrangement has been made to place funds received in an escrow, trust or similar account. The Placement Agent is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Placement Agent will not act as a market maker in Fund shares.

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Shareholder Services Plan with respect to its Class W shares in compliance with Rule 12b-1 under the Investment Company Act. The Shareholder Services Plan will not be implemented until the Fund receives an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order. The Shareholder Services Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class W shares. Under the Shareholder Services Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class W shares (the “Shareholder Servicing Fee”) to the Fund’s Placement Agent and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class W shares will not be offered until the Fund has received an exemptive order from the SEC permitting the adoption of the Shareholder Services Plan. Class I shares are not subject to the Shareholder Servicing Fee.

The Shareholder Servicing Fee to be paid to the Placement Agent for distribution of each class of shares under the Shareholder Services Plan is as follows:

Class	Shareholder Servicing Fee
Class W Shares	0.25%
Class I Shares	None

The Class W shares will pay to the Placement Agent a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average monthly net assets of the Fund attributable to Class W shares, and is payable on a monthly basis. All or a portion of such Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. Such activities may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Investment Adviser may reasonably request. Class I shares are not subject to a Shareholder Servicing Fee.

Additional Financial Intermediary Compensation

The Investment Adviser or its affiliates, in the Investment Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Investment Adviser or its affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in management fees payable to the Investment Adviser. The Investment Adviser has not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to Financial Intermediaries. See “Risk Factors — Risks Related to Conflicts of Interest.”

The Fund and the Investment Adviser have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Placement Agent may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Placement Agent against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Placement Agent in the performance of its duties or from reckless disregard by the Placement Agent of its obligations and duties under the Placement Agent Agreement. The Placement Agent may, from time to time, perform services for the Investment Adviser and its affiliates in the ordinary course of business.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. Investors may buy and sell shares of the Fund through Financial Intermediaries. Such Financial Intermediaries may be authorized to designate other intermediaries to receive purchase or sale orders on the Fund’s behalf. Orders will be placed at the appropriate price, which shall be a price that is not less than the Fund’s NAV (exclusive of commissions) next computed after it is received by a Financial Intermediary and accepted by the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and for forwarding payment promptly. Orders placed with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business, will be priced based on the Fund’s NAV determined as of such day, while orders placed with a Financial Intermediary after the close of regular trading (generally after 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business will be priced based on the Fund’s NAV determined on the day following the date upon which such order is received by the Financial Intermediary.

An investor also may complete and sign a subscription agreement for a specific dollar amount equal to or greater than the minimum initial investment for the applicable class of shares, and pay such amount at the time of subscription; provided, however, that the Fund reserves the right to accept subscriptions of less than the minimum initial investment for the applicable share class. An investor should make his or her check payable to Forum CRE Income Fund. Subscriptions will be effective only upon the Fund’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be priced based on the Fund’s NAV determined as of the date the subscription is accepted by the Fund. Subscriptions will be accepted or rejected by the Fund within ten days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses without interest, unless otherwise required by applicable law. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the shares to be purchased pursuant to the subscription agreement have been issued to the investor. See “— Purchasing Shares.”

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Investor Relations at 303-501-8804 for additional assistance when completing a subscription agreement.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail

To make an initial purchase by mail, complete a subscription agreement and mail the application, together with a check made payable to Forum CRE Income Fund to:

Regular Mail	Overnight Mail
Forum CRE Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154-9150	Forum CRE Income Fund c/o Ultimus Fund Solutions, LLC 4221 N 203rd St., Suite 100 Elkhorn, NE 68022

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept subscription agreements under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any subscription agreement.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed subscription agreement before an investor wires funds. Investors may mail or overnight deliver a subscription agreement to the Transfer Agent. Upon receipt of the completed subscription agreement, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received, if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. Investors may call Investor Relations at 303-501-8804 to obtain wiring instructions for submitting payment to the Fund.

By Wire — Subsequent Investments

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same-day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase Terms

The minimum initial investment is $50,000 for Class W shares and $50,000 for Class I shares. The minimum subsequent investment is $1,000 for Class W shares and Class I shares, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale through its Placement Agent at NAV. The price of the shares during the Offering will fluctuate over time with the NAV of the shares. The Fund will accept the purchase of shares monthly.

Share Class Considerations

When selecting a share class, you should consider the following:

•        which share classes are available to you;

•        how much you intend to invest;

•        how long you expect to own the shares; and

•        total costs and expenses associated with a particular share class.

If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class W Shares

Class W shares are sold at the then-current NAV per Class W share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class W shares:

•        The minimum initial investment is $50,000, and the minimum subsequent investment is $1,000, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums; and

•        a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average monthly net assets of the Fund attributable to Class W shares and is payable on a monthly basis.

The Shareholder Servicing Fee may be used to compensate Financial Intermediaries. The Investment Adviser or an affiliate reimburses the Placement Agent for monies advanced to selected broker-dealers. Because the Class W shares of the Fund are sold at the then-current NAV per Class W share without an upfront sales load, the entire amount of your purchase is invested immediately.

Class I Shares

Class I shares are sold at the then-current NAV per Class I share. Because the Class I shares of the Fund are sold at the then-current NAV per Class I share without an upfront sales load, the entire amount of your purchase is invested immediately. The minimum initial investment is $50,000, and the minimum subsequent investment is $1,000, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment adviser (RIA) purchasing fund shares in fee based advisory accounts with a $50,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class I shares are offered for sale through its Placement Agent. Class I shares are not subject to the Shareholder Servicing Fee.

Shareholder Servicing Expenses

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Shareholder Services Plan with respect to its Class W shares in compliance with Rule 12b-1 under the Investment Company Act. Such services may include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses; (viii) assistance with share repurchases, distribution payments, and reinvestment decisions; (ix) providing overall guidance on a shareholder’s investment in the Fund’s shares; and (x) providing such other similar services as the Fund may reasonably request. Under the Shareholder Services Plan, Class W shares will pay to the Placement Agent a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the Fund’s average monthly net assets attributable to the respective share class and is payable on a monthly basis. Class I shares are not subject to a Shareholder Servicing Fee. The Shareholder Servicing Fee may be used to compensate Financial Intermediaries for providing ongoing shareholder services.

LEGAL MATTERS

Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, acts as counsel to the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete their U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will also furnish to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CohnReznick LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. CohnReznick LLP is located at 200 S. Wacker Drive, Suite 2600, Chicago, IL 60606.

ADDITIONAL INFORMATION

The Memorandum and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 811-23658). The complete Registration Statement may be obtained from the SEC at http://www.sec.gov. See the cover page of this Memorandum for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE

The Forum CRE Income Fund (the “Fund”, “we”. “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Forum CRE Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Forum CRE Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•        Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•        Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

The Forum CRE Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•        Your name, address, and social security number;

•        Proprietary information regarding your beneficiaries;

•        Information regarding your earned wages and other sources of income;

•        The composition and value of your managed portfolio;

•        Historical information we receive and maintain relating to transactions made on your behalf by the Forum CRE Income Fund, your custodian, or others;

•        Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Forum CRE Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•        If you request or authorize the disclosure of the information;

•        To provide investor account services or account maintenance;

•        To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•        To perform services for the Fund, or on its behalf, to maintain business operations and services;

•        To help us to prevent fraud;

•        With attorneys, accountants, and auditors of the Fund;

•        To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Forum CRE Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Forum CRE Income Fund at (303) 501-8804.

Forum CRE Income Fund

Class W Shares and Class I Shares of Beneficial Interest

April 27, 2021

Investment Adviser	Investment Consultant
Forum Capital Advisors, LLC	Janus Capital Management LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this Offering, may be required to deliver a Memorandum when acting on behalf of the Placement Agent.

You should rely only on the information contained in or incorporated by reference into this Memorandum. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

April 27, 2021

STATEMENT OF ADDITIONAL INFORMATION

Class W Shares and Class I Shares of Beneficial Interest

April 27, 2021

Forum CRE Income Fund

Principal Executive Offices

240 Saint Paul Street, Suite 400

Denver, CO 80206

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the confidential private placement memorandum of Forum CRE Income Fund (the “Fund”), dated April 27, 2021 (the “Memorandum”), as it may be supplemented from time to time. The Memorandum is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Memorandum. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Memorandum and any related supplement to the Memorandum prior to purchasing any of the Fund’s securities. A copy of the Memorandum may be obtained without charge by calling the Fund at 303-501-8804 or by visiting www.fcreif.com. Information on the website is not incorporated herein by reference.

i

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized Delaware statutory trust. The Fund was organized as a Delaware statutory trust on April 5, 2021.

The Fund expects to offer two separate classes of shares of beneficial interest (“shares”) designated as Class I shares and Class W shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Simultaneous with the Fund beginning to accept offers to purchase shares, the Predecessor Fund, reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance and Existing Portfolio.”

The Fund intends to elect to be taxed as a REIT under the Code. Certain additional investment information is set forth below. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund expects to offer two separate classes of shares designated as Class I shares and Class W shares. Each class of shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund will apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, directors’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

1

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary objective is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. There can be no assurance the Fund will meet its investment objectives.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)    Borrow money, except to the extent permitted by the Investment Company Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)    Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities’ that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)    Purchase securities on margin, but may sell securities short and write call options.

(4)    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the Investment Company Act.

(5)    Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)    Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)    Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Consistent with its intent to qualify as a REIT, the Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

2

Non-Fundamental Policies

The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval:

80% Investment Policy.    The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate-related investments, as further described in the Prospectus. For purposes of compliance with this 80% real estate investment policy, each of commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and commercial mortgage-backed securities, as well as equity securities, preferred securities, loan and equity participations, other real estate mortgage investment conduits (“REMICs”) and directly in real estate are considered real estate and real estate-related investments. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% real estate investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Securities Lending

Although the Fund does not currently intend to engage in securities lending, it may do so in the future. Prior to engaging in securities lending, the Fund will enter into securities lending agreements. Once the Fund enters into such agreements, it may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund’s Board has a fiduciary obligation to recall a loan in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur. As such, the terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any material matter and must meet certain tests under the Code.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required. In addition, the Fund is exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. As well, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The costs of securities lending do not appear in the Fund’s fee table and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Memorandum, under normal circumstances, the Fund intends to achieve its objectives by acquiring commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and CMBS, as well as equity securities, preferred securities, loan and equity participations, REMICs, and directly in real estate (including the Workout Assets).

3

The Fund expects that its commercial real estate debt investments will be held through wholly owned subsidiaries or joint ventures, or involve co-investment transactions, certain of which may be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive relief order from the SEC.

No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Investment Adviser believes the Fund will achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — Risks Associated with the Fund’s Investments Generally — Additional Risks of International Investments,” contained in the Memorandum.

The Fund’s investment adviser is Forum Capital Advisors, LLC, a Delaware limited liability company, a registered investment adviser under the Advisers Act. The Investment Adviser has engaged Janus Capital Management LLC to act as the Fund’s Investment Consultant, and the Administrator is Ultimus Fund Solutions, LLC. The Investment Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Investment Adviser will have sole discretion to make all investments. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. See “Risk Factors — Risks Related to Conflicts of Interest” in the Memorandum. Any investment consultant chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Investment Adviser. Shareholders do not pay any investment consultant fees. The Investment Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Investment Adviser deem appropriate under the circumstances. Pending allocation of the proceeds of this Offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Derivatives

Subject to the Fund’s intent to generate real-estate related gross income that qualifies for purposes of the Code provisions applicable to REITs, the Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Investment Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax asset requirements for REIT qualification.

4

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The Board consists of four Trustees, including three Independent Trustees. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Adviser.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the responsibilities of the various committees of the Board, are set forth below.

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company. The business of the Fund is managed under the direction of the Board, in accordance with the Declaration of Trust and the Bylaws (together, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. Pursuant to the Governing Documents of the Fund, the Board shall elect officers including a President, a Vice-President, a Secretary, a Treasurer, an Assistant Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes.

Board Leadership Structure.    Darren Fisk is the Chairman of the Board. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session at least quarterly. Under the Declaration of Trust and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes that its Chairman, the chair of the Audit Committee and the chair of the Nominating and Corporate Governance Committee, and as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Mr. Fisk may be deemed to be an interested person of the Fund by virtue of his ownership interests in and senior management roles at the Investment Adviser and/or its affiliates. The Board has determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Chairman happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustees serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board.

Board Risk Oversight.    The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

5

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owns in the Fund as of the date hereof.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Darren Fisk	$100,000	$100,000
Michael Bell	$0	$0
Jody Foster	$0	$0
David Gerstenhaber	$0	$0

____________

(1)      Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)      Forum Capital Advisors, LLC, the Fund’s Investment Adviser, is wholly owned and controlled by Mr. Fisk. As of the date of this Memorandum, and due to his ownership of the Investment Adviser, Mr. Fisk may be deemed to control the Fund, as such term is defined in the Investment Company Act.

Compensation

Each Independent Trustee receives an annual retainer fee, paid quarterly, of $35,000 (to be pro-rated for a partial term), and will further receive reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each Board or committee meeting.

6

CODE OF ETHICS

Each of the Fund, the Investment Adviser, the Investment Consultant, and the Placement Agent has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and the Fund has also approved the Investment Adviser’s and Investment Consultant’s codes of ethics that were adopted by the Investment Adviser and Investment Consultant under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this SAI is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

7

PROXY VOTING POLICIES AND PROCEDURES

Forum CRE Income Fund

The Forum CRE Income Fund (the “Fund”) has adopted these Proxy Voting Policies and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the Fund.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercised its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Funds and its shareholders’ investments. Forum Capital Advisers LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

I.       Proxy Voting

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Consultant in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

II.     Disclosure of Proxy Voting Policies and Procedures in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR and in any SAI filed with the Securities and Exchange Commission in connection with a registration statement on Form N-2 a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

III.    Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Adviser or any of their affiliated persons, and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

IV.    Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

1)      Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

2)      Providing to the Fund’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3)      The CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act, and appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

V.      Review Responsibilities

The Adviser may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the Proxy Voting Service and select a sample of proxy votes from those submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

8

VI.    Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

VII.  Recordkeeping

Documentation of all votes for the Funds will be maintained by the Adviser and/or the Proxy Voting Service.

Adopted: April 2021

9

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Fund could be deemed to be under control of Fisk Investments, LLC, an affiliate of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this SAI, other than the Adviser, no shareholders of record owned 5% or more of the outstanding shares of the Fund. As of the date of this SAI, the trustees and officers owned no shares of the Fund.

10

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

The Investment Adviser, located at 240 Saint Paul Street, Suite 400, Denver, CO 80206, serves as the Fund’s investment adviser. The Investment Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Investment Adviser is organized as a Delaware limited liability company. The Investment Adviser will have sole discretion to make all investments. The Investment Consultant will assist the Investment Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. See “Risk Factors — Risks Related to Conflicts of Interest” in the Memorandum.

Under the general supervision of the Board, the Investment Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Investment Adviser will supervise and provide oversight of the Fund’s service providers. The Investment Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Investment Adviser will compensate all of their personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Investment Adviser as compensation under the Investment Management Agreement the management fee computed at the annual rate of 1.50% of the Fund’s average monthly Managed Assets.

The Investment Adviser may employ research services and service providers to assist in the Investment Adviser’s market analysis and investment selection.

The Investment Adviser and the Fund have entered into the Expense Limitation Agreement pursuant to which the Investment Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Investment Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.50% and 2.25% per annum of the Fund’s average monthly net assets (the “Expense Limitation”) attributable to Class W and Class I shares, respectively. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through April 26, 2023. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Investment Adviser. After one year from the effective date of the registration statement of which this Memorandum is a part, the Expense Limitation Agreement may be renewed at the Investment Adviser’s and Board’s discretion.

In accordance with the Administrative Services Agreement, the Administrator will be paid the Administration Fee in connection with providing services to the Fund.

The Investment Consultant

The Investment Adviser has engaged the Investment Consultant to act as the Fund’s initial investment consultant. The Investment Consultant is located at 151 Detroit Street, Denver, CO 80206, and is registered with the SEC as an investment adviser under the Advisers Act. See “Risk Factors — Risks Related to Conflicts of Interest” in the Memorandum. Any investment consultant chosen by the Investment Adviser will be paid by the Investment Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Investment Adviser. Shareholders do not pay any investment consultant fees.

11

Conflicts of Interest

The Investment Adviser and the Investment Consultant may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Investment Adviser Accounts”). The Fund has no interest in these activities. The Investment Adviser, the Investment Consultant, and the investment professionals, who on behalf of the Investment Adviser or the Investment Consultant, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Investment Adviser Accounts or other accounts of the Investment Consultant. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Investment Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees, agents, and affiliates of the Investment Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Trustees, principals, officers, employees, agents, and affiliates of the Investment Adviser, or by the Investment Adviser for the Investment Adviser Accounts or, with respect to the Investment Consultant, other accounts of the Investment Consultant, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

12

PORTFOLIO MANAGER

Subject to the Investment Committee’s oversight, Pat Brophy is the Fund’s portfolio manager and is primarily responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the date of this SAI, the Portfolio Manager does not own Fund shares.

The Portfolio Manager receives fixed annual base compensation. He also receives an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically with respect to total firm growth, production of investment ideas/research, as well as delivery of quality client service.

For a biography of Mr. Brophy, see “Management of the Fund — Portfolio Manager” in the Memorandum.

As of April 27, 2021, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of April 27, 2021, the Portfolio Manager owned no Fund shares.

Investment Committee

The Board has established the Fund’s Investment Committee, which consists of the following members: Darren Fisk, Pat Brophy, Jason Brooks, John Kerschner and Thom McCahill.

Name	Age	Principal Occupation During the Past Five Years
Darren Fisk	46	Founder and Chief Executive Officer of Forum Capital Advisors, LLC
Pat Brophy	55	Head of Global Real Estate Strategy, Janus Capital Management LLC
John Kerschner	54	Head of U.S. Securitized Products, Janus Henderson Investors
Jason Brooks	43	Portfolio Manager, Janus Henderson Investors
Thom McCahill	67	Managing Partner — Structured Finance, EverWest Real Estate Investors, LLC

For biographies of Messrs. Fisk, Brophy, Kerschner, Brooks and McCahill, see “Management of the Fund — Investment Committee” in the Memorandum.

Placement Agent

Foreside Fund Services, LLC, a Delaware limited liability company located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is serving as the placement agent of the Fund’s shares on a best efforts basis, subject to various conditions.

13

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Investment Adviser or the Investment Consultant. The Investment Adviser and the Investment Consultant are each authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Investment Adviser or the Investment Consultant for the Fund’s use. Such allocation is to be in such amounts and proportions as the Investment Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Investment Adviser and the Investment Consultant will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Investment Adviser or the Investment Consultant determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Investment Adviser and the Investment Consultant may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Investment Adviser, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Investment Adviser, the Investment Consultant, and each of their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Investment Adviser places its trades under a policy adopted by the Board pursuant to Section 17(e) and Rule 17(e)(1) under the Investment Company Act, which places limitations on the securities transactions effected through any affiliated broker-dealer. The policy of the Fund with respect to brokerages is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

14

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material federal income tax consequences relating to the Fund’s qualification and taxation as a REIT and the acquisition, ownership and disposition of shares of the Fund’s shares that a potential shareholder in the Fund may consider relevant. Because this section is a general summary, it does not address all of the potential tax issues that may be relevant to a potential investor in light of its particular circumstances. This summary is based on the Code; current, temporary and proposed Treasury Regulations promulgated thereunder; current administrative interpretations and practices of the IRS; and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) or to different interpretations.

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning before January 1, 2026. The IRS has issued significant guidance under the Tax Cuts and Jobs Act, but guidance on additional issues, finalization of proposed guidance and technical corrections legislation may adversely affect us or our stockholders. In March of 2020, federal legislation intended to ameliorate the economic impact of the COVID-19 pandemic, the CARES Act, was signed into law. The CARES Act made technical corrections to, or modified on a temporary basis, certain of the provisions of the Tax Cut and Jobs Act, and it is possible that additional such legislation may be enacted in the future. Further changes to the tax laws, unrelated to the Tax Cuts and Jobs Act or the COVID-19 pandemic, are possible. Prospective shareholders are urged to consult with their tax advisors with respect to the impact of the Tax Cuts and Jobs Act, the impact of legislation enacted to address the economic impact of the COVID-19 pandemic, and any other regulatory or administrative developments and proposals and their potential effect on investment in the Fund’s shares.

The Fund urges you to consult with your own tax advisor with respect to Tax Cuts and Jobs Act and the status of other legislative, regulatory or administrative developments and proposals and their potential effect on an investment in shares of the Fund’s shares.

The Fund has not requested, and does not plan to request, any rulings from the IRS concerning the tax treatment with respect to matters contained in this discussion, and the statements in this Memorandum are not binding on the IRS or any court. Thus, the Fund can provide no assurance that the tax considerations contained in this summary will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. This summary is based upon the assumption that the Fund and its subsidiaries and affiliated entities will operate in accordance with their applicable organizational documents.

This summary of certain federal income tax consequences applies to only investors that acquire and hold shares of the Fund’s shares as a “capital asset” (generally, property held for investment within the meaning of Section 1221 of the Code). This summary does not consider all of the rules, which may affect the U.S. tax treatment of a prospective investor in shares of the Fund’s shares in light of the investor’s particular circumstances. For example, except to the extent discussed under the headings “— Taxation of Shareholders — Taxation of Tax-Exempt Shareholders” and “— Taxation of Shareholders — Taxation of Non-U.S. Shareholders,” special rules not discussed here may apply to a prospective investor that is:

•        a broker-dealer or a dealer in securities or currencies;

•        an S corporation;

•        a partnership or other pass-through entity;

•        a bank, thrift or other financial institution;

•        a regulated investment company or a REIT;

•        an insurance company;

•        a tax-exempt organization;

•        subject to the alternative minimum tax provisions of the Code;

15

•        holding shares of the Fund’s shares as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction;

•        holding shares of the Fund’s shares through a partnership or other pass-through entity;

•        a non-U.S. corporation, non-U.S. trust, non-U.S. estate, or an individual who is not a resident or citizen of the United States;

•        a U.S. person whose “functional currency” is not the U.S. dollar; or

•        a U.S. expatriate.

If a partnership, including any entity that is treated as a partnership for federal income tax purposes, holds shares of the Fund, the federal income tax treatment of the partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares of the Fund should consult its tax advisor regarding the federal income tax consequences of acquiring, holding and disposing of shares of common stock by the partnership.

The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the federal tax laws and interpretations of federal tax laws could adversely affect an investment in shares of the Fund.

This summary generally does not discuss any alternative minimum tax considerations or any state, local or non-U.S. tax considerations.

This summary of certain material federal income tax consideration is for general information purposes only and is not tax advice. Prospective investors are advised to consult their tax advisor regarding the federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of shares of the Fund’s shares.

Taxation of the Fund

The Fund intends to elect to be taxed as a REIT. Qualification and taxation as a REIT depends upon the Fund’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification — General.” The Fund believes that it is organized, and intends to operate, in such a manner as to qualify for taxation as a REIT.

Taxation of REITs in General

Provided that the Fund qualifies as a REIT, it generally will not be subject to federal income tax on its REIT taxable income that is distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that have historically resulted from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the shareholder level upon a distribution of dividends by the REIT.

Net operating losses, foreign tax credits and other tax attributes of a REIT do not pass through to the shareholders of the REIT, subject to special rules for certain items such as capital gains recognized by REITs.

Even if the Fund qualifies to be taxed as a REIT, it will be subject to federal tax in the following circumstances:

•        The Fund will be taxed at regular corporate rates on any taxable income, including undistributed net capital gains, that it does not distribute to shareholders during, or within a specified time period after, the calendar year in which the income is earned;

•        If the Fund has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See “— Prohibited Transactions” and “— Foreclosure Property” below;

16

•        The Fund will pay income tax at the highest corporate income tax rate (currently 21%) on net income from the sale or other disposition of property acquired through a foreclosure of a mortgage loan or certain leasehold terminations, or “foreclosure property,” that it holds primarily for sale to customers in the ordinary course of business and other non-qualifying income from foreclosure property;

•        If the Fund fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain its qualification as a REIT because other requirements are met, it will be subject to a 100% tax on an amount based upon the magnitude of the failure, adjusted to reflect its profitability;

•        In the event of a failure of the asset tests (other than certain de minimis failures), as described below under “— Asset Tests,” as long as the failure was due to reasonable cause and not to willful neglect, the Fund disposes of the assets or otherwise complies with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and it files a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of $50,000 or 21% of the net income from the non-qualifying assets during the period in which the Fund failed to satisfy such asset tests;

•        In the event of a failure to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and that violation is due to reasonable cause and not willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure;

•        If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund will be subject to a 4% excise tax on the excess of the required distribution over the sum of (a) the amounts actually distributed, plus (b) retained amounts on which income tax is paid at the corporate level;

•        The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of its shareholders, as described below in “— Requirements for Qualification — General”;

•        A 100% tax may be imposed on TRS if and to the extent that the IRS successfully adjusts the reported amounts of these items to conform to an arm’s-length pricing standard;

•        If the Fund acquires appreciated assets from a corporation that is not a REIT (i.e., a corporation taxable under subchapter C of the Code) in a transaction in which the adjusted tax basis of the assets in its hands is determined by reference to the adjusted tax basis of the assets in the hands of the subchapter C corporation, the Fund will be subject to tax at the highest corporate income tax rate then applicable if the Fund subsequently recognizes the built-in gain on a disposition of any such assets during the five-year period following the acquisition from the subchapter C corporation, unless the subchapter C corporation elects to treat the transfer of the assets to the REIT as a deemed sale; and

•        The earnings of any lower-tier entities of the Fund that are subchapter C corporations, if any, including domestic TRSs, are subject to federal corporate income tax.

In addition, the Fund and its subsidiaries may be subject to a variety of taxes, including payroll taxes and state and local income, property and other taxes on assets and operations. The Fund could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification — General

The Code defines a REIT as a corporation, trust or association:

(1)    that is managed by one or more trustees or directors;

(2)    the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)    which would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

17

(4)    that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)    the beneficial ownership of which is held by 100 or more persons;

(6)    in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include specified entities);

(7)    that properly elects to be taxed as a REIT and such election has not been terminated or revoked; and

(8)    which meets other tests described below regarding the nature of its income and assets, its distributions, and certain other matters.

Conditions (1) through (4) must be met during the entire taxable year, and condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust. The Fund is not required to satisfy conditions (5) and (6) for the first taxable year in which it elects to be taxed as a REIT. Unlike most REITs, the Fund’s Declaration of Trust does not contain restrictions regarding the ownership and transfer of its shares that would assist the Fund in continuing to satisfy the share ownership requirements that apply to REITs. The Fund’s transfer agent intends to monitor the issuance of Fund shares in a manner that will permit the Fund to satisfy these ownership requirements. However, the rules that apply to determine ownership of a REIT are complex, and there can be no assurance that the transfer agent will be able to prevent the Fund from failing to meet an ownership requirement. If the Fund were to fail to satisfy a share ownership requirement, it would fail to qualify as a REIT if the Fund were unable to avail itself of any available relief provisions, including the relief provision described in the next paragraph.

To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of its shares. To do so, the Fund must demand written statements each year from the record holders of significant percentages of its shares in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by the Fund). A list of those persons failing or refusing to comply with this demand must be maintained as part of the Fund’s records. Failure to comply with these recordkeeping requirements could subject the Fund to monetary penalties. If the Fund satisfies these requirements and has no reason to know that condition (6) is not satisfied, the Fund will be deemed to have satisfied such condition. A shareholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the shares and other information.

In addition, a corporation generally may not elect to become a REIT unless its taxable year is the calendar year. The Fund satisfies this requirement.

The Code provides relief from violations of the REIT requirements in cases where a violation is due to reasonable cause and not willful neglect, and other requirements are met, including the payment of a penalty tax that is based upon the magnitude of the violation. If the Fund were to fail to satisfy any of the various REIT requirements, there can be no assurance that these relief provisions would be available to enable the Fund to maintain its qualification as a REIT. Even if such relief provisions were available, the amount of any resultant penalty tax could be substantial.

Finally, at the end of any year, a REIT cannot have accumulated earnings and profits from a non-REIT corporation’s taxable year. The Fund does not have any prior corporate earnings and profits and has not succeeded to any non-REIT earnings and profits (e.g., as a result of any merger or acquisition) of an entity taxable as a C corporation.

Effect of Subsidiary Entities

Partnerships.    In the case of a REIT that is a partner in a partnership, the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s income for purposes of the asset and gross income tests applicable to REITs. In addition, the assets and gross income of the partnership are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which the Fund owns an equity interest are treated as the Fund’s assets and items of income for purposes of applying the REIT requirements. The Fund’s proportionate share is generally determined, for these

18

purposes, based upon the Fund’s percentage interest in the partnership’s equity capital; however, for purposes of the 10% value-based asset test described below, the percentage interest also takes into account certain debt securities issued by the partnership and held by the Fund. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund has no control, or only limited influence, over the partnership. In fact, the Fund’s investment strategy focuses on investments that, in many cases, are likely to be structured as partnerships and that the Fund will not control. Even if such partnerships covenant to the Fund to operate in a REIT-compliant manner and to provide such information to the Fund as the Fund needs to determine and prove its REIT compliance, it is possible that activities and investments of the partnerships in which the Fund invests will prevent the Fund from satisfying the REIT qualification requirements.

Disregarded Subsidiaries.    If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs. A qualified REIT subsidiary is any corporation, other than a “TRS” as described below, that is wholly owned by a REIT, or by other disregarded subsidiaries owned by the REIT, or by a combination of the two. Other entities that are wholly owned by the Fund including single member limited liability companies, are also generally disregarded as separate entities for federal income tax purposes, including for purposes of the REIT income and asset tests.

In the event that one of the Fund’s disregarded subsidiaries ceases to be wholly owned, for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another of its disregarded subsidiaries, the subsidiary’s separate existence would no longer be disregarded for federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation. See “— Asset Tests” and “— Gross Income Tests.”

Taxable Subsidiaries.    A REIT may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. A corporation in which a TRS directly or indirectly owns more than 35% of its stock, by voting power or value, will automatically be treated as a TRS. A corporation that operates or manages, directly or indirectly, a lodging facility or a health care facility or directly or indirectly provides to another person rights to any brand name under which any lodging facility or health care facility is operated cannot be a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for federal income tax purposes. A TRS is subject to corporate income tax on its earnings, which may reduce the cash flow generated by the Fund and its ability to make distributions to its shareholders.

A REIT is not treated as holding the assets of a taxable subsidiary corporation or as receiving any income that the taxable subsidiary earns. Rather, the stock issued by the taxable subsidiary is an asset in the hands of the REIT, and the REIT recognizes as income the dividends, if any, that it receives from the taxable subsidiary. The value of the TRS securities held by the REIT will be used to compute the REIT’s compliance with the asset tests, as discussed in more detail below. The use of such entities may allow the REIT to indirectly undertake certain activities that the REIT rules might otherwise preclude it from doing directly (or through disregarded subsidiaries, along with partnerships in which the Fund holds an equity interest (sometimes referred to as “pass-through subsidiaries”)), such as performing tenant services or activities that give rise to certain categories of income such as management fees.

Investments in Other REITs.    A REIT is not treated as holding the assets of another REIT in which it holds stock or as receiving any income that the other REIT earns. Rather, the stock of the other REIT is an asset in the hands of the parent REIT, and the parent REIT recognizes as income the dividends, if any, that it receives from the subsidiary REIT. Stock of another REIT is a real estate asset for purposes of the REIT asset tests, and dividends from another REIT and gains from the sale of stock of another REIT are qualifying income for purposes of the REIT gross income tests. See “— Asset Tests” and “— Gross Income Tests.”

19

Gross Income Tests

A REIT must satisfy two gross income requirements annually. First, at least 75% of the Fund’s gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging income and foreign currency gains, must be derived from investments relating to real property or mortgages on real property, including “rents from real property;” dividends received from other REITs; interest income derived from mortgage loans secured by real property; income derived from a real estate mortgage investment conduit (“REMIC”) in proportion to the real estate assets held by the REMIC, unless at least 95% of the REMIC’s assets are real estate assets, in which case all of the income derived from the REMIC is qualifying income; certain income from qualified temporary investments; and gains from the sale of real estate assets. Second, at least 95% of the Fund’s gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging income and foreign currency gains, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property. Income and gain from “hedging transactions,” as defined in “— Hedging Transactions,” that (i) the Fund enters into to hedge (a) indebtedness incurred or to be incurred to acquire or carry “real estate assets,” as defined below (See “— Asset Tests”), (b) certain foreign currency risks or (c) existing hedging positions after a portion of the hedged indebtedness or property is disposed of and (ii) are clearly and timely identified as hedges will be excluded from both the numerator and the denominator for purposes of the 75% and 95% gross income tests.

Rent will qualify as “rents from real property,” which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met:

•        First, the rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of receipts or sales.

•        Second, neither the Fund nor a direct or indirect owner of 10% or more of the Fund’s shares may own, actually or constructively, 10% or more of a tenant, other than with respect to certain leases of health care properties or lodging facilities to a TRS.

•        Third, if the rent attributable to personal property leased in connection with a lease of real property is 15% or less of the total rent received under the lease, the rent attributable to personal property will qualify as rents from real property. However, if the 15% threshold is exceeded, the rent attributable to personal property will not qualify as rents from real property.

•        Fourth, the Fund generally must not operate or manage its real property or furnish or render services to its tenants, other than through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue. However, the Fund may provide services directly to its tenants, if the services are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not considered to be provided for the tenants’ convenience. In addition, the Fund may directly provide a minimal amount of “non-customary” services to the tenants of a property, as long as the Fund’s income from the services (valued at not less than 150% of the Fund’s direct cost of performing such services) does not exceed 1% of the Fund’s income from the property. Furthermore, the Fund may own up to 100% of the stock of a TRS, which may provide customary and non-customary services to the Fund’s tenants without tainting the rental income.

In order for the rent to constitute “rents from real property,” the leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement.

Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test (as described above) to the extent that the obligation is secured by a mortgage on real property. If the Fund receives interest income with respect to a mortgage loan that is secured by both real property and other property, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that the Fund had a binding commitment to acquire or originate the mortgage loan, and the value of the personal property securing the loan exceeds 15% of the value of all of the property securing the loan, the interest income will be apportioned between the real property and the other collateral, and its income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. Even if a loan is not secured by real property or is undersecured, interest on the loan may nonetheless qualify for purposes of the 95% gross income test.

20

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan, or a shared appreciation provision, income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests provided that the property is not inventory or dealer property in the hands of the borrower or the REIT.

To the extent that a REIT derives interest income from a mortgage loan or income from the rental of real property where all or a portion of the amount of interest or rental income payable is contingent, such income generally will qualify for purposes of the gross income tests only if it is based upon the gross receipts or sales, and not the net income or profits, of the borrower or lessee. This limitation does not apply, however, where the borrower or lessee leases substantially all of its interest in the property to tenants or subtenants, to the extent that the rental income derived by the borrower or lessee, as the case may be, would qualify as rents from real property had it been earned directly by a REIT. To the extent that the Fund invests in participating loans or loans with equity kickers, any contingent profits-based interest will not be qualifying income for purposes of either gross income test.

The Fund may hold certain participation interests, or “B-Notes,” in mortgage loans and mezzanine loans originated by other lenders. A B-Note is an interest created in an underlying loan by virtue of a participation or similar agreement, to which the originator of the loan is a party, along with one or more participants. The borrower on the underlying loan is typically not a party to the participation agreement. The performance of a participant’s investment depends upon the performance of the underlying loan, and if the underlying borrower defaults, the participant typically has no recourse against the originator of the loan. The originator often retains a senior position in the underlying loan, and grants junior participations, which will be a first loss position in the event of a default by the borrower. The Fund may acquire participations in CRE debt that it believes qualify for purposes of the REIT asset tests described below, and that interest derived from such investments will be treated as qualifying mortgage interest for purposes of the 75% gross income test. The appropriate treatment of participation interests for federal income tax purposes is not entirely certain, and no assurance can be given that the IRS will not challenge the Fund’s treatment of participation interests.

The Fund may acquire CMBS and expects that the CMBS will be treated either as interests in a grantor trust or as regular interests in REMICs for U.S. federal income tax purposes and that all interest income, original issue discount and market discount from the Fund’s CMBS will be qualifying income for the 95% gross income test. In the case of mortgage-backed securities treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest, original issue discount and market discount on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property. In the case of CMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include embedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities.

The Fund believes that substantially all of its income from mortgage-related securities generally will be qualifying income for purposes of the REIT gross income tests. However, to the extent that the Fund owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property), or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Similarly, dividends or interest with respect to investments in REOCs generally will be qualifying income for purposes of the 95% gross income test but not the 75% gross income test, and income with respect to ETFs may be qualifying income for purposes of the 95% gross income test but not the 75% gross income test or may be nonqualifying income for purposes of both gross income tests.

The Fund may receive distributions from TRSs or, subject to the Fund’s obligation to satisfy certain asset tests, described below, other corporations that are not REITs. These distributions will be classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions will generally constitute qualifying income for purposes of the 95% gross income test but not the 75% gross income test. Any dividends the Fund receives from a REIT will be qualifying income for purposes of both the 75% and 95% gross income tests.

21

The Fund may receive various types of fee income. The fees will be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property or to purchase or lease real property and the fees are not determined by the borrower’s income and profits. Other fees generally are not qualifying income for purposes of either gross income test.

Any income or gain the Fund derives from instruments that hedge the risk of changes in interest rates with respect to debt incurred to acquire or carry real estate assets, to hedge certain foreign currency risks or to hedge an existing hedging position after all or part of the hedged property or liability has been disposed of will not be treated as income for purposes of calculating the 75% or 95% gross income test, provided that specified requirements are met. Such requirements include proper identification of the instrument as a hedge, along with the risk that it hedges, within prescribed time periods.

If the Fund fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for the year if it is entitled to relief under applicable provisions of the Code. These relief provisions will be generally available if the failure to meet these tests was due to reasonable cause and not due to willful neglect, the Fund attaches to its tax return a schedule of the sources of its income, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible to state whether the Fund would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions were inapplicable, the Fund would not qualify as a REIT. Even where these relief provisions apply, a tax would be imposed upon the amount by which the Fund fails to satisfy the particular gross income test, adjusted to reflect the profitability of such gross income.

Asset Tests

At the close of each calendar quarter, the Fund must satisfy multiple tests relating to the nature of its assets:

•        At least 75% of the value of the Fund’s total assets must be represented by some combination of “real estate assets,” cash, cash items and U.S. government securities. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other corporations that qualify as REITs, certain kinds of mortgage-backed securities and mortgage loans, debt instruments issued by “publicly offered REITs” and, under some circumstances, stock or debt instruments purchased with new capital. To the extent rent attributable to personal property leased with real property is treated as rents from real property (because the rent attributable to personal property does not exceed 15% of total rent), the personal property will be treated as a real estate asset for purposes of the 75% asset test. Similarly, a debt obligation secured by a mortgage on both real and personal property will be treated as a real estate asset for purposes of the 75% asset test, and interest thereon will be treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt. Thus, there would be no apportionment for purposes of the asset tests or the gross income tests if the fair market value of personal property securing the loan does not exceed 15% of the fair market value of all property securing the loan. Assets that do not qualify for purposes of the 75% asset test are subject to the additional asset tests described below.

•        The value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s total assets.

•        The Fund may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. The 5% and 10% asset tests do not apply to securities of TRSs, and the 10% value test does not apply to “straight debt” and certain other securities, as described below.

•        The aggregate value of all securities of TRSs may not exceed 20% of the value of the Fund’s total assets.

•        No more than 25% of the value of the Fund’s total assets may consist of securities, including securities of TRSs, that are not qualifying assets for purposes of the 75% test.

•        Not more than 25% of the value of a REIT’s assets may consist of debt instruments that are issued by publicly offered REITs and would not be treated as real estate assets if not issued by a publicly offered REIT.

22

Notwithstanding the general rule that a REIT is treated as owning its share of the underlying assets of a subsidiary partnership for purposes of the REIT income and asset tests, if a REIT holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests, unless it is a qualifying mortgage asset or otherwise satisfies the rules for “straight debt” or one of the other exceptions to the 10% value test.

Certain securities will not cause a violation of the 10% value test. Such securities include instruments that constitute “straight debt.” A security does not qualify as “straight debt” where a REIT (or a controlled TRS of the REIT) owns other securities of the issuer of that security, which do not qualify as straight debt, unless the value of those other securities constitute, in the aggregate, 1% or less of the total value of that issuer’s outstanding securities. The following securities also will not violate the 10% value test: (i) any loan made to an individual or an estate; (ii) certain rental agreements in which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT); (iii) any obligation to pay rents from real property; (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity; (v) any security issued by another REIT; and (vi) any debt instrument issued by a partnership if the partnership’s income is such that the partnership would satisfy the 75% gross income test described above under “— Gross Income Tests.” In applying the 10% value test, a debt security issued by a partnership is not taken into account to the extent, if any, of the REIT’s proportionate interest in that partnership.

Any interests the Fund holds in a REMIC are generally treated as qualifying real estate assets and income the Fund derives from interests in REMICs is generally treated as qualifying income for purposes of the REIT income tests described above. If less than 95% of the assets of a REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC, and the Fund’s income derived from the interest, qualifies for purposes of the REIT asset and income tests.

After initially meeting the asset tests at the close of any quarter, the Fund will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the Fund fails to satisfy the asset tests because it acquire assets during a quarter, it can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If the Fund fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, the Fund may dispose of sufficient assets (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of its assets at the end of the relevant quarter or $10 million. If the Fund fails any of the other asset tests or its failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, the Fund is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which the Fund failed to satisfy the asset test.

The Fund intends to monitor compliance with the asset tests on an ongoing basis. However, values of some assets, including instruments issued in securitization transactions, may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund does not comply with one or more of the asset tests.

Annual Distribution Requirements

In order to qualify as a REIT, the Fund is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its deduction for dividends paid and net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income.

23

These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Fund timely files its tax return for the year and if paid on or before the first regular dividend payment after such declaration. Distributions that the Fund declares in October, November or December of any year payable to a shareholder of record on a specified date in any of these months will be treated as both paid by the Fund and received by the shareholder on December 31 of the year, provided that the Fund actually pays the distribution during January of the following calendar year.

In order for distributions to be counted for this purpose and to give rise to a tax deduction by the Fund, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class, and is in accordance with the preferences among different classes of stock as set forth in the Fund’s organizational documents. The preferential dividend rules do not apply to “publicly offered REITs,” i.e., REITs that are required to file annual and periodic reports with the SEC under the Exchange Act. The Fund would be a publicly offered REIT if it is required to file annual and periodic reports with the SEC under the Exchange Act. The Fund currently is not a publicly offered REIT, and there is no assurance that it ever will be.

Dividends that are reinvested pursuant to the Fund’s dividend reinvestment plan will count towards satisfaction of these distribution requirements.

To the extent that the Fund qualifies as a REIT but distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. The Fund may elect to retain, rather than distribute, its net long-term capital gains and pay tax on such gains. In this case, the Fund could elect to have its shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit for their share of the tax paid by the Fund. Shareholders would then increase the adjusted basis of their stock by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their shares.

If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions so that it is not subject to the 4% excise tax.

It is possible that, from time to time, the Fund may not have sufficient cash to meet the distribution requirements, e.g., due to timing differences between the actual receipt of cash and inclusion of items in income for federal income tax purposes, or failure of joint ventures to make distributions to the Fund. The Fund will depend on timely distributions from the joint ventures in which the Fund will invest but will not control. The Fund may also need to use substantial funds to satisfy its redemption obligations which don’t count towards satisfaction of its REIT distribution obligation.

Under the Tax Cuts and Jobs Act, the Fund may have to accrue certain items of income before they would otherwise be taken into income under the Code if they are taken into account in the Fund’s applicable financial statements. Additionally, the Tax Cuts and Jobs Act limits interest deductions for businesses, whether in corporate or pass-through form, to the sum of the taxpayer’s business interest income for the tax year and 30% of the taxpayer’s adjusted taxable income for the tax year. Treasury Regulations define interest expansively to cover various amounts not otherwise treated as interest. This limitation could apply to any underlying partnerships and any TRSs that the Fund forms. This limitation on business interest deductions does not apply to an “electing real property trade or business.” One consequence of electing to be an “electing real property trade or business” is that the accelerated expensing rules under the Tax Cuts and Jobs Act will not apply to property used in an electing real property trade or business and less favorable depreciation methods will apply. Finally, under amendments made by the Tax Cuts and Jobs Act to Section 172 of the Code, the Fund’s deduction for any net operating loss carryforwards arising from losses it incurs is limited to 80% of its annual REIT taxable income (determined without regard to the deduction for dividends paid), and any unused portion of such losses may not be carried back, but may be carried forward indefinitely. It might be necessary to arrange for short-term, or possibly long-term, borrowings to meet the distribution requirements or to pay dividends in the form of taxable in-kind distributions of property.

24

The Fund may be able to cure a failure to meet the distribution requirements for a year attributable to adjustments to its REIT taxable income for such year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing its REIT status or being taxed on amounts distributed as deficiency dividends, but the Fund will be required to pay interest and possibly a penalty based on the amount of any deduction taken for deficiency dividends.

Failure to Qualify

If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, it could avoid disqualification if its failure is due to reasonable cause and not to willful neglect and it pays a penalty of $50,000 for each such failure.

If the Fund fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Fund will be subject to tax on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Fund is not a REIT would not be deductible by the Fund, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, all distributions to shareholders taxed as individuals may be eligible for a reduced rate applicable to “qualified dividends” and, subject to limitations of the Code, corporate shareholders may be eligible for the dividends received deduction. Unless the Fund is entitled to relief under specific statutory provisions, it will be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether, in all circumstances, the Fund will be entitled to this statutory relief.

Prohibited Transactions

Net income derived from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that does not qualify for a statutory safe harbor and that is held primarily for sale to customers in the ordinary course of a trade or business, by a REIT, by a lower-tier partnership in which the REIT holds an equity interest, or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. Whether property is held “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. No assurance can be given that any particular property in which the Fund holds a direct or indirect interest will not be treated as property held for sale to customers, or that the Fund can comply with certain safe-harbor provisions of the Code that would prevent such treatment. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be taxed to the corporation at regular corporate income tax rates.

Penalty Tax for Non-Arm’s Length Transactions with TRSs

Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income the Fund generates will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to tenants by a taxable REIT subsidiary, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary for amounts paid to the Fund that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that the Fund receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined TRS service income is income earned by a taxable REIT subsidiary that is attributable to services provided to the Fund, or on the Fund’s behalf to any of tenants, that is less than the amounts that would have been charged based upon arm’s-length negotiations.

Foreclosure Property

Foreclosure property is real property (including interests in real property) and any personal property incident to such real property: (i) that is acquired by a REIT as the result of the REIT having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or on a mortgage loan held by the REIT and secured by the property; (ii) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated; and (iii) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 21%) on any net income from

25

foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT.

Hedging Transactions

The Fund or underlying funds may enter into hedging transactions, from time-to-time, with respect to their assets or liabilities. Hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. In the case of an interest rate swap or cap contract, option, futures contract, forward rate agreement, or any similar financial instrument to hedge indebtedness incurred or to be incurred to acquire or carry “real estate assets,” including mortgage loans, to hedge certain foreign currency risks, or to hedge an existing hedging position after a portion of the hedged indebtedness or property is disposed of, any periodic income or gain from the disposition of that contract is disregarded for purposes of the 75% and 95% gross income tests if such hedging transaction are clearly identified before the close of the day on which it was acquired, originated, or entered into and satisfy other identification requirements. In the case of hedges for other purposes or in other situations, the income from those transactions will likely be treated as non-qualifying income for purposes of both gross income tests.

Tax Aspects of Investments in Partnerships

The Fund may hold investments through entities that are classified as partnerships for federal income tax purposes. In general, partnerships are “pass-through” entities that are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are potentially subject to tax on these items, without regard to whether the partners receive a distribution from the partnership. The Fund will include in its income its proportionate share of these partnership items from subsidiary partnerships for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Fund will include its proportionate share of assets held by subsidiary partnerships. Consequently, to the extent that the Fund holds an equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund may have no control, or only limited influence, over the partnership.

Entity Classification

Investment in partnerships involves special tax considerations, including the possibility of a challenge by the IRS of the status of any partnerships as a partnership, as opposed to an association taxable as a corporation, for federal income tax purposes. If any of these entities were treated as an association for federal income tax purposes, it would be taxable as a corporation and therefore could be subject to an entity-level tax on its income. In such a situation, the character of the Fund’s assets and items of gross income would change and could preclude the Fund from satisfying the REIT asset tests or the gross income tests, and in turn could prevent the Fund from qualifying as a REIT. In addition, any change in the status of any of these partnerships for tax purposes might be treated as a taxable event, in which case the Fund could have taxable income that is subject to the REIT distribution requirements without receiving any cash.

Tax Allocations with Respect to Partnership Properties

Under the Code and the Treasury Regulations, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for tax purposes in a manner such that the contributing partner is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a “book-tax difference”). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

26

State, Local and Foreign Taxes

The Fund may be subject to state, local or foreign taxation in various jurisdictions, including those in which the Fund and its subsidiaries transact business, own property or reside. The state, local or foreign tax treatment of the Fund may not conform to the federal income tax treatment discussed above. Any foreign taxes incurred by the Fund would not pass through to shareholders to be credited against their U.S. federal income tax liability. Prospective investors should consult their tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in the Fund.

Taxation of Shareholders

The following is a summary of certain additional federal income tax considerations with respect to the ownership of shares of the Fund.

Taxation of Taxable U.S. Shareholders

As used herein, the term “U.S. shareholder” means a holder of shares of the Fund that for federal income tax purposes is:

•        a citizen or resident of the U.S.;

•        a corporation (including an entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the U.S., any of its states or the District of Columbia;

•        an estate whose income is subject to federal income taxation regardless of its source; or

•        a trust if: (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) it has a valid election in place to be treated as a U.S. person.

If a partnership, entity or arrangement treated as a partnership for federal income tax purposes holds shares of the Fund, the federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partners in a partnership that will hold shares of the Fund should consult their tax advisors regarding the consequences of the purchase, ownership and disposition of shares by the partnership.

Medicare Tax on Unearned Income.    High-income U.S. individuals, estates and trusts are subject to an additional 3.8% tax on net investment income. For these purposes, net investment income includes dividends and gains from sales of shares. In the case of an individual, the tax will be 3.8% of the lesser of: (i) the individual’s net investment income; or (ii) the excess of the individual’s modified adjusted gross income over (a) $250,000 in the case of a married individual filing a joint return or a surviving spouse, (b) $125,000 in the case of a married individual filing a separate return or (c) $200,000 in the case of a single individual.

Taxation of U.S. Shareholders on Distributions on Shares.    As long as the Fund qualifies as a REIT, a taxable U.S. shareholder generally must take into account as ordinary income distributions made out of the Fund’s current or accumulated earnings and profits that the Fund does not designate as capital gain dividends or qualified dividend income. U.S. Shareholders are treated as having received any dividends that are reinvested pursuant to the Fund’s dividend reinvestment plan.

Dividends paid to corporate U.S. shareholders will not qualify for the dividends-received deduction generally available to corporations. In addition, dividends paid to a non-corporate U.S. shareholder generally will not qualify for the 20% maximum tax rate currently applicable for “qualified dividend income.” However, the reduced tax rate for qualified dividend income will apply to the Fund’s ordinary dividends to the extent attributable: (i) to dividends received by the Fund from non-REIT corporations, such as TRSs; and (ii) to income upon which the Fund has paid corporate income tax (e.g., to the extent that the Fund distributes less than 100% of its taxable income). In addition, for taxable years beginning before January 1, 2026, non-corporate U.S. holders will be entitled to deduct up to 20% of “qualified REIT dividends” (i.e., dividends other than capital gain dividends and dividends attributable to “qualified dividend income” received by the Fund) they receive. The amount of the deduction may be up to 20% of the amount of the non-corporate U.S. holder’s aggregate qualified dividend income, but may be less than 20% of the amount of the U.S. holder’s qualified REIT dividends if the U.S. holder has losses from publicly traded partnerships or the

27

U.S. holder’s taxable income, not taking into account net capital gain, is less than the amount of the U.S. holder’s qualified REIT dividends. In addition, Treasury Regulations under section 199A of the Code impose a minimum holding period for the 20% deduction that was not set forth in the Code. Under the Treasury Regulations, in order for a REIT dividend with respect to a share of REIT stock to be treated as a qualified REIT dividend, the U.S. holder (i) must have held the share for more than 45 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend and (ii) cannot have been under an obligation to make related payments with respect to positions in substantially similar or related property, e.g., pursuant to a short sale.

A U.S. shareholder generally will take into account as long-term capital gain any distributions that the Fund designates as capital gain dividends without regard to the period for which the U.S. shareholder has held its shares. See “— Capital Gains and Losses.” A corporate U.S. shareholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

The Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, to the extent that the Fund designates such amount in a timely notice to such shareholder, a U.S. shareholder would be taxed on its proportionate share of its undistributed long-term capital gain. The U.S. shareholder would receive a credit for its proportionate share of the tax the Fund paid. The U.S. shareholder would increase the basis in its shares by the amount of its proportionate share of the Fund’s undistributed long-term capital gain, minus its share of the tax the Fund paid.

To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, such distribution will not be taxable to a U.S. shareholder to the extent that it does not exceed the adjusted tax basis of the U.S. shareholder’s shares. Instead, such distribution will reduce the adjusted tax basis of such shares. To the extent that the Fund makes a distribution in excess of both its current and accumulated earnings and profits and the U.S. shareholder’s adjusted tax basis in its shares, such shareholder will recognize long-term capital gain, or short-term capital gain if the shares have been held for one year or less, assuming the shares are capital assets in the hands of the U.S. shareholder.

If the Fund declares a distribution in October, November, or December of any year that is payable to shareholders of record on a specified date in any such month, such distribution shall be treated as both paid by the Fund and received by the U.S. shareholder on December 31 of such year, provided that the Fund actually pays the distribution during January of the following calendar year.

Shareholders may not include in their individual income tax returns any of a REIT’s net operating losses or capital losses. Instead, the REIT would carry over such losses for potential offset against its future income.

Dividends from the Fund and gain from the disposition of shares of the Fund will not be treated as passive activity income, and, therefore, shareholders generally will not be able to apply any “passive activity losses” to offset income they derive from shares of the Fund, against such income. Similarly, dividends from the Fund and gains from the disposition of shares of the Fund cannot be offset with “excess business losses.” In addition, taxable distributions from the Fund and gain from the disposition of its shares of generally may be treated as investment income for purposes of the investment interest limitations (although any capital gains so treated will not qualify for the lower 20% tax rate applicable to capital gains of U.S. shareholders taxed at individual rates). The Fund will notify shareholders after the close of its taxable year as to the portions of distributions attributable to that year that constitute ordinary income, return of capital and capital gain.

Taxation of U.S. Shareholders on the Disposition of Shares.    In general, a U.S. shareholder’s gain or loss realized upon a taxable disposition of shares of the Fund will be long-term capital gain or loss if the U.S. shareholder has held the shares for more than one year and otherwise, as short-term capital gain or loss. However, any loss upon a sale or exchange of the shares held by such shareholder for six months or less will be treated as a long-term capital loss to the extent of any actual or deemed distributions from the Fund that such U.S. shareholder previously has characterized as long-term capital gain. All or a portion of any loss that a U.S. shareholder realizes upon a taxable disposition of the shares may be disallowed if the U.S. shareholder purchases other shares within 30 days before or after the disposition.

A repurchase of shares of the Fund will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of shares discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund,

28

(ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, shares actually owned, as well as shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. The sale of shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of the then outstanding voting shares of the Fund owned by the holder immediately after the sale is less than 80% of the percentage of the voting shares of the Fund owned by the holder determined immediately before the sale. The sale of common shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in shares of the Fund as a result of the repurchase constitutes a “meaningful reduction” of such holder’s interest. Prospective investors are encouraged to consult with their tax advisors regarding the treatment of repurchases of shares of the Fund.

Capital Gains and Losses.    The maximum tax rate on long-term capital gain applicable to U.S. shareholders taxed at individual rates currently is generally 20%. The maximum tax rate on long-term capital gain from the sale or exchange of “Section 1250 property,” or depreciable real property, is 25% computed on the lesser of the total amount of the gain or the accumulated Section 1250 depreciation. With respect to distributions that the Fund designates as capital gain dividends and any retained capital gain that the Fund is deemed to distribute, the Fund generally may designate whether such a distribution is taxable to non-corporate shareholders at a 20% or 25% rate. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer may deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Information Reporting Requirements and Backup Withholding.    The Fund will report to shareholders and to the IRS the amount of distributions the Fund pays during each calendar year and the amount of tax the Fund withholds, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 28% with respect to distributions, unless such holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder’s income tax liability.

Brokers that are required to report the gross proceeds from a sale of shares on Form 1099-B will also be required to report the customer’s adjusted basis in the shares and whether any gain or loss with respect to the shares is long-term or short-term. In some cases, there may be alternative methods of determining the basis in shares that are disposed of, in which case the shareholder’s broker will apply a default method of its choosing if the shareholder does not indicate which method to apply. Shareholders should consult with their own tax advisor regarding the reporting requirements and their election options.

If the Fund takes an organizational action such as a stock split, merger or acquisition that affects the tax basis of shares of covered stock or even make distributions that exceed its current or accumulated earning and profits, it will report to each shareholder and the IRS (or post on its website) a description of the action and the quantitative effect of that action on the tax basis of the applicable shares.

Shareholders are encouraged to consult their tax advisors regarding the application of the information reporting rules discussed above, to their investment in shares of the Fund.

Taxation of Tax-Exempt Shareholders

Tax-exempt entities, including qualified employee pension and profit sharing trusts and IRAs, generally are exempt from federal income taxation. However, they are subject to taxation on their unrelated business taxable income. Dividend distributions from a REIT to an exempt pension trust generally do not constitute unrelated business taxable income, provided that the exempt pension trust does not otherwise use the shares of the REIT in an unrelated trade or business of the pension trust. However, if a tax-exempt shareholder were to finance its investment in shares of the Fund with debt, a portion of the income that it receives from the Fund would constitute unrelated business taxable income pursuant to the “debt-financed property” rules. Furthermore, social clubs, voluntary employee benefit associations,

29

supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize distributions that they receive from the Fund as unrelated business taxable income. Finally, in certain circumstances, a qualified employee pension or profit sharing trust that owns more than 10% of the shares of the Fund is required to treat a percentage of the dividends that it receives from the Fund as unrelated business taxable income. Such percentage is equal to the gross income that the Fund derives from an unrelated trade or business, determined as if the Fund were a pension trust, divided by the Fund’s total gross income for the year in which the Fund pays the dividends. That rule applies to a pension trust holding more than 10% of the shares of the Fund only if:

•        the percentage of the Fund’s dividends that the tax-exempt trust would be required to treat as unrelated business taxable income is at least 5%;

•        the Fund qualifies as a REIT by reason of the modification of the rule requiring that no more than 50% of the Fund’s shares be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding its shares in proportion to their actuarial interests in the pension trust; and

•        either: (i) one pension trust owns more than 25% of the value of the shares of the Fund; or (ii) a group of pension trusts individually holding more than 10% of the value of the shares of the Fund collectively owns more than 50% of the value of the shares of the Fund.

Taxation of Non-U.S. Shareholders

The term “non-U.S. shareholder” means a holder of shares of the Fund that is neither a U.S. shareholder nor an entity treated as a partnership for federal income tax purposes. The rules governing federal income taxation of non-U.S. shareholders are complex. This section is only a summary of such rules. Non-U.S. shareholders are urged to consult their tax advisors to determine the impact of federal, state, local and non-U.S. income tax laws on the ownership of shares of the Fund, including any reporting requirements.

Ordinary Dividends.    A non-U.S. shareholder that receives a distribution that is not attributable to gain from the Fund’s sale or exchange of a “United States real property interest”, or a USRPI, and that the Fund does not designate as a capital gain dividend or retained capital gain will recognize ordinary income to the extent that the Fund pays such distribution out of its current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. If a distribution is treated as effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such distribution, and a non-U.S. shareholder that is a corporation also may be subject to the 30% branch profits tax with respect to the distribution. The Fund plans to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. shareholder unless either a lower treaty rate applies and the non-U.S. shareholder furnishes to the Fund an appropriate IRS Form W-8 evidencing eligibility for that reduced rate, or the non-U.S. shareholder furnishes to the Fund an IRS Form W-8ECI claiming that the distribution is effectively connected income. Such withholding tax would reduce the number of shares a non-U.S. shareholder that participates in the Fund’s dividend reinvestment plan would receive.

Capital Gain Dividends.    For any year in which the Fund qualifies as a REIT, a non-U.S. shareholder will incur tax on distributions that are attributable to gain from sale or exchange of a USRPI under the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA. A USRPI includes certain interests in real property and stock in “United States real property holding corporations” but does not include interests solely as a creditor and, accordingly, does not include a debt instrument that does not provide for contingent payments based on the value of, or income from, real property interests. Under FIRPTA, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of USRPIs as if such gain were effectively connected with a U.S. business of the non-U.S. shareholder. A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gains rates applicable to U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. There is a special 21% withholding rate for distributions to non-U.S. shareholders attributable to the REIT’s gains from dispositions of USRPIs. A non-U.S. shareholder may receive a credit against its tax liability for the amount the Fund withholds.

30

Capital gain dividends that are attributable to sales of USRPIs would be treated as ordinary dividends rather than as gain from the sale of a USRPI, if: (i) the Fund’s shares are “regularly traded” on an established securities market in the United States; and (ii) the non-U.S. shareholder did not own more than 10% of the Fund’s shares at any time during the one-year period prior to the distribution. Such distributions would be subject to withholding tax on such capital gain distributions in the same manner as they are subject to withholding tax on ordinary dividends. The Fund’s shares are not regularly traded on an established securities market in the United States, and there is no assurance that they ever will be.

Capital gain dividends that are not attributable to sales of USRPIs, e.g., distributions of gains from sales of debt instruments that are not USRPIs, generally will not be taxable to non-U.S. shareholders or subject to withholding tax.

Non-Dividend Distributions.    A non-U.S. shareholder will not incur tax on a distribution in excess of the Fund’s current and accumulated earnings and profits if the excess portion of such distribution does not exceed the adjusted basis of its shares. Instead, the excess portion of such distribution will reduce the adjusted basis of such shares. A non-U.S. shareholder will be subject to tax on a distribution that exceeds both the Fund’s current and accumulated earnings and profits and the adjusted basis of its shares, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its shares, as described below. Because the Fund generally cannot determine at the time it makes a distribution whether the distribution will exceed its current and accumulated earnings and profits, it normally will withhold tax on the entire amount of any distribution at the same rate as it would withhold on an ordinary dividend. However, a non-U.S. shareholder may claim a refund of amounts that the Fund withholds if the Fund later determine that a distribution in fact exceeded its current and accumulated earnings and profits.

The Fund may be required to withhold 15% of any distribution that exceeds the Fund’s current and accumulated earnings and profits if shares of the Fund are a USRPI. Consequently, although the Fund intends to withhold at a rate of 30% on the entire amount of any distribution, to the extent that it does not do so, it may withhold at a rate of 15% on any portion of a distribution not subject to withholding at a rate of 30%.

Dispositions of Shares.    A non-U.S. shareholder generally will not incur tax under FIRPTA with respect to gain realized upon a disposition of shares of the Fund as long as the Fund: (i) is not a “United States real property holding corporation”, or USRPHC during a specified testing period and certain procedural requirements are satisfied; or (ii) is a domestically controlled qualified investment entity. A USRPHC is a U.S. corporation that at any time during the applicable testing period owned USRPIs that exceed in value 50% of the value of the corporation’s USRPIs, interests in real property located outside the United States, and other assets used in the corporation’s trade or business. Depending on the nature of the Fund’s investments, the Fund may be a USRPHC. The Fund believes that it will be a domestically controlled qualified investment entity, but the Fund cannot assure investors that it could substantiate that it is and has been a domestically controlled qualified investment entity at any particular time.

Even if the Fund were a USRPHC and not a domestically controlled qualified investment entity, a non-U.S. shareholder that owned, actually or constructively, 10% or less of the Fund’s shares at all times during a specified testing period would not incur tax under FIRPTA if shares of the Fund are “regularly traded” on an established securities market. Shares of the Fund are currently not regularly traded on an established securities market in the United States, and there is no assurance that they ever will be.

If the gain on the sale of shares of the Fund were taxed under FIRPTA, a non-U.S. shareholder would be taxed in the same manner as U.S. shareholders with respect to such gain, subject to applicable alternative minimum tax or, a special alternative minimum tax in the case of nonresident alien individuals, and the purchaser of such shares would be required to withhold 15% of the purchase price and remit such amount to the IRS. Furthermore, a non-U.S. shareholder will incur tax on gain not subject to FIRPTA if: (i) the gain is effectively connected with the non-U.S. shareholder’s U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain; or (ii) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder will incur a 30% tax on his capital gains.

Special FIRPTA rules apply to “qualified shareholders” and “qualified foreign pension funds” as defined in the Code.

31

A repurchase of shares of the Fund that is not treated as a sale or exchange will be taxed in the same manner as distributions under the rules described above. See “— Taxation of U.S. Shareholders on the Disposition of Shares” for a discussion of when a repurchase will be treated as a sale or exchange and related matters. A repurchase of shares of the Fund generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from the Fund’s dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from the Fund’s dispositions of U.S. real property interests and is treated as a sale or exchange of shares of the Fund, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated like a taxable disposition described in the previous paragraph. The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from the Fund’s dispositions of U.S. real property interests. Due to the uncertainty, the Fund may withhold at the 21% rate from all or a portion of repurchase payments to non-U.S. holders other than qualified shares or qualified foreign pension funds. To the extent the amount of tax the Fund withholds exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund.

Foreign Account Tax Compliance Act

Withholding at a rate of 30% is required on dividends paid in respect of the shares to certain foreign financial institutions (including investments funds), unless such institution enters into an agreement with the Secretary of the Treasury (or alternative procedures apply pursuant to an applicable intergovernmental agreement between the United States and the relevant foreign government) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which the Fund’s shares are held may affect the determination of whether such withholding is required. Similarly, dividends paid in respect of the Fund’s shares to an investor that is a passive non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fun that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the Fun will in turn provide to the Secretary of the Treasury. While withholding under FATCA would also have applied to payments of gross proceeds from the disposition of stock after December 31, 2018, proposed Treasury Regulations eliminate FATCA withholding on gross proceeds payments. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our common stock.

Legislative or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form, the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the federal tax laws and interpretations of federal tax laws could adversely affect an investment in shares of the Fund.

THE SUMMARY OF FEDERAL TAX CONSIDERATIONS SET FORTH ABOVE IS NOT INTENDED TO BE A COMPLETE SUMMARY OF THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR CONCERNING THE TAX CONSIDERATIONS OF AN INVESTMENT IN THE FUND.

32

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Transfer Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Transfer Agent pursuant to a transfer agency agreement between it and the Fund.

Legal Counsel

Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, acts as counsel to the Fund.

Custodian

UMB Bank, N.A. serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CohnReznick LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. CohnReznick LLP is located at 200 S. Wacker Drive, Suite 2600, Chicago, IL 60606.

FINANCIAL STATEMENTS

Appendix C to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by CohnReznick, LLP. Audited financial statements of Forum Integrated Income Fund I, L.P. (the “Predecessor Fund”), as well as a report by CohnReznick LLP, the independent auditor of the Predecessor Fund, are included as Appendix D to this SAI.

33

APPENDIX A:

INVESTMENT ADVISER PROXY VOTING POLICIES AND PROCEDURES

Forum CRE Income Fund

The Forum CRE Income Fund (the “Fund”) has adopted these Proxy Voting Policies and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the Fund.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercised its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Funds and its shareholders’ investments. Forum Capital Advisers LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

I.     Delegation of Proxy Voting to Consultant

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Consultant in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

II.     Disclosure of Proxy Voting Policies and Procedures in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR and in any SAI filed with the Securities and Exchange Commission in connection with a registration statement on Form N-2 a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

III.     Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Adviser or any of their affiliated persons, and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

IV.     Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

1)      Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

2)      Providing to the Fund’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.

3)      The CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act, and appear reasonably designed to ensure that the Consultant votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

A-1

V.     Review Responsibilities

The Adviser may retain a Proxy Voting Service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Fund’s voting records maintained by the Proxy Voting Service and select a sample of proxy votes from those submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

VI.     Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Fund’s Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

VII.     Recordkeeping

Documentation of all votes for the Funds will be maintained by the Adviser and/or the Proxy Voting Service.

Adopted: April 2021

A-2

APPENDIX B:

INVESTMENT CONSULTANT’S PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy and Procedures

Last Review Date: March 2021

Public

B-i

1     Overview

1.1     Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client.1 Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2     Key principles

•        Janus Henderson Investors will vote proxies in the best interest of each client.

•        Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.

•        Janus Henderson Investors will disclose its voting decisions to clients upon request and to the public where required or consistent with local market practice.

•        Janus Henderson Investors will maintain records supporting its voting decisions.

1.3     Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Intech Investment Management LLC or Kapstream Capital Pty Ltd.

1.4     Roles and Responsibilities

Portfolio Management.    Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote. Outside the United States, Portfolio Management is also required to provide a sufficient written rationale whenever they seek to exercise discretion to vote against the management of the issuer of the proxy.

Operations Control.    Operations Control is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located inside the United States. Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

GRI Team.    The GRI Team is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located outside the United States. The GRI Team works with the Proxy Voting Service and is responsible for reviewing shareholder meeting agendas, voting recommendations, and additional relevant documents and making voting decisions in consultation with Portfolio Management.

Proxy Voting Committee.    The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

____________

1         On behalf of accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), Janus Henderson Investors will vote proxies unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. Janus Henderson Investors recognizes that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where Janus Henderson Investors has voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

Proxy Voting Service.    The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including filing of the Form N-PX in the United States.

1.5     References

Rule 206(4)-7 of the Investment Advisers Act Rule

30b1-4 of the Investment Company Act

Rule 239.15 et seq. of the Investment Company Act Commission

Delegated Regulation (EU) No 231/2013, Article 37 Commission

Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6

CSSF Regulation 10-04, Article 23

UN Principles for Responsible Investment

IMAS Singapore Stewardship Principles

SFC Principles of Responsible Ownership

FRC UK Stewardship Code

1.6     Escalation Requirements

You should report any known or suspected violations of this policy to Risk and Compliance or senior management. You can also report violations via the incident management form within the governance, risk management and compliance system (GRC/BWise). Any material breach of this Policy or the principles outlined herein, including the intentional failure to disclose a material conflict of interest, may result in severe sanctions, including a letter of censure, suspension or termination of employment.

2     Additional Definitions

GRI Team refers to the Governance and Responsible Investing team.

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including but not limited to Janus Capital Management LLC and Perkins Investment Management LLC, which have been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for Janus Henderson Investors’ proprietary mutual funds and ETFs, as applicable.

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Administrator refers to the person performing administrative functions in support of the proxy voting program. For client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States, those functions are performed by Operations Control. For client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, those functions are performed by the GRI Team.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the GRI team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3     Proxy Voting Procedures

3.1     Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management and the GRI Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where the (1) Guidelines call for Portfolio Management or GRI Team input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for further instruction. In the event Portfolio Management or the GRI Team is unable to provide input on a referred proxy item, Janus Henderson Investors will abstain from voting the proxy item.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

For all client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States and certain client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2     Abstentions

Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

3.3     Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will vote shares held by a fund-of-funds account in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, Janus Henderson Investors advises certain funds of funds that invest in ETFs and other funds advised by unaffiliated persons. These funds of funds may enter into a written participation agreement with the underlying fund that allows the fund of funds to own shares of the fund in excess of what is generally permitted by law. Participation agreements generally require funds of funds whose ownership of the underlying fund exceeds a certain percentage to agree to echo vote its shares. Accordingly, if an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote, or solicit voting instructions from the fund of funds’ shareholders, to the extent required by a participation agreement.

3.4     Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the GRI Team seek to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management or the GRI Team is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the GRI Team in exercising its discretion or the existence of significant relationships with the issuer.

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients and other relationships. In the event Portfolio Management or the GRI Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the GRI Team intend to exercise discretion to vote contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the GRI Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

4     Reporting, Oversight and Recordkeeping

4.1     Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting as agreed or otherwise set forth herein. Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts. Janus Henderson will publicly disclose vote reporting in line with local market requirements or practices. In the United States, on an annual basis, Janus Henderson Investors will provide proxy voting records for each proprietary mutual fund or ETF for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov.

Janus Henderson Investors shall present this Policy and the Guidelines to the board of trustees of the proprietary mutual funds or ETFs advised by Janus Henderson Investors at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on a particular matter still pending. Unless that information has otherwise been made public, Janus Henderson Investors may confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management and the GRI Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus Henderson Investors’ ongoing investment analysis process.

A complete copy of Janus Henderson Investors’ proxy voting policies and procedures, including specific guidelines, will be made available at www.janushenderson.com.

4.2     Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3     Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5     Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management or the GRI Team, to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to the Proxy Administrator and the Proxy Voting Service for implementation.

APPENDIX A

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with these Guidelines and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management and the GRI Team are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management or the GRI Team for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

•        Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

•        Monitoring the effectiveness of the company’s governance practices and making changes as needed;

•        Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

•        Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;

•        Ensuring a formal and transparent board nomination and election process;

•        Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;

•        Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

•        Monitoring the quality of relationships with key stakeholders; and

•        Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification — Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size — Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence — Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification — Janus Henderson Investors will generally vote in favor of proposals regarding director indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections — Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless they:

•        attend less than 75% of the board and committee meetings without a valid excuse;

•        ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

•        are not responsive to advisory votes on executive compensation matters;

•        fail to provide appropriate oversight of company’s risk management practices;

•        are non-independent directors and sit on the audit, compensation or nominating committees;

•        are non-independent directors and the board does not have an audit, compensation, or nominating committee;

•        are audit committee members and the non-audit fees paid to the auditor are excessive;

•        are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

•        serve as directors on an excessive number of boards;

•        are compensation committee members and the company has poor compensation practices;

•        adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

•        are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity; and/or

•        amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders.

Contested Elections — Janus Henderson Investors will evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting — Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors — Janus Henderson Investors will generally vote in favor of proposals to approve external auditors unless:

•        the auditor has a financial interest in or association with the company and is therefore not independent;

•        fees for non-audit services are excessive;

•        there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;

•        the auditor is being changed without explanation; or

•        the auditor is not identified by name.

Contested Auditors — Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

•        The overall potential cost of the scheme, including the level of dilution;

•        The issue price of share options relative to the market price;

•        The use of performance conditions aligning the interests of participants with shareholders;

•        The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

•        The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans — Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

•        provide for re-pricing of underwater options;

•        provide for automatic replenishment (“evergreen”) or reload options;

•        create an inconsistent relationship between long term share performance and compensation increases; and/or

•        are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership — Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•        requiring executive officers and directors to hold a minimum amount of stock in the company;

•        requiring stock acquired through exercised options to be held for a certain period of time; and

•        using restricted stock grants instead of options.

Director and Officer Loans — Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

Say-on-Pay — Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements — Janus Henderson Investors will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) — Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing — Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock — Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits — Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances — Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances — Janus Henderson Investors will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions — Janus Henderson Investors will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation — Janus Henderson Investors will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms — Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization — Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting — Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting — Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings — Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents — Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus Henderson Investors will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis.

Proxy Access — Janus Henderson Investors will evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community.

Nonetheless, as a fiduciary for its clients, Janus Henderson is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which, in well-run companies, management will generally be best equipped to assess. As such, Janus Henderson Investors will generally vote with management on environmental and social proposals unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or feels that management has failed to adequately respond to shareholder concerns. In such instances, Janus Henderson Investors will evaluate the proposals on a case-by-case basis.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends — Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans — Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” — Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum — Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson will evaluate proposals designating an exclusive forum in other jurisdictions on a case-by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

APPENDIX C:

Forum CRE Income Fund

Financial Statements

April 16, 2021

Forum CRE Income Fund

STATEMENT OF ASSETS AND LIABILITIES

April 16, 2021

ASSETS
Cash	$100,000
Deferred Offering Costs	54,382
Due From Adviser	123,966
Total Assets	278,348

LIABILITIES
Accrued Offering Costs	54,382
Accrued Organizational Costs	123,966
Total Liabilities	178,348

NET ASSETS	$100,000

At April 16, 2021, the components of net assets were as follows:
Paid-in capital	$100,000

CLASS I SHARES:
Shares of beneficial interest outstanding	10,000
Net asset value and maximum offering price per share	$10.00

See accompanying notes which are an integral part of these financial statements.

Forum CRE Income Fund

STATEMENT OF OPERATIONS

For the one day ended April 16, 2021*

INVESTMENT INCOME	$—

EXPENSES
Organizational Expenses	123,966
Less: Reimbursement from Adviser	(123,966)
Net Expenses	—

NET INVESTMENT INCOME	$—

____________

*        The Fund has had no operations to date other than matters relating to its organization and registration under the Investment Company Act of 1940.

See accompanying notes which are an integral part of these financial statements.

Forum CRE Income Fund

NOTES TO FINANCIAL STATEMENTS

April 16, 2021

(1)     ORGANIZATION

Forum CRE Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of its Class I shares and intends to make quarterly repurchases of shares at net asset value.

The primary investment objective of the Fund is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation.

Forum Capital Advisers LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Janus Capital Management LLC (“Janus”), an investment adviser registered under the Advisers Act, serves as the Investment Consultant to the Fund. The Fund’s Board of Trustees (the “Board”) will have the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund has been inactive except for matters relating to the Fund’s establishment, designation and registration of the Fund’s shares of beneficial interest and the sale of 10,000 Class I Shares for $100,000 to Fisk Investments LLC, which is 100% owned by Darren Fisk, Chief Executive Officer of the Adviser.

(2)     SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Organizational and Offering Costs

Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight-line method.

As of April 16, 2021, the Fund had incurred $123,966 in organizational costs and had $54,382 in deferred offering costs. As of April 16, 2021, all costs incurred by the Fund in connection with its offering have been accrued by the Fund. Such organizational expenses reimbursed by the Adviser are subject to recoupment as described in Note 3.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to elect to be taxed, and to qualify annually thereafter, as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and, if so qualified, will generally not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. The Fund intends to make monthly distributions to shareholders.

Forum CRE Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

April 16, 2021

(2)     SIGNIFICANT ACCOUNTING POLICIES (cont.)

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)     FEES AND TRANSACTIONS WITH RELATED PARTIES AND OTHER AGREEMENTS

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 1.50% of its average monthly Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Janus acts as the Fund’s Investment Consultant and will assist the Adviser in identifying and evaluating potential investments for the Fund. Any additional investment consultant chosen by the Investment Adviser will be paid by the Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Adviser. Shareholders do not pay any investment consultant fees.

The Adviser and the Fund have entered into the Expense Limitation Agreement (the “Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.25% per annum of the Fund’s average monthly net assets attributable to Class I shares.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Advisor may recoup $123,966 of waived fees and expenses through April 16, 2024.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Ultimus Fund Solutions, LLC (Ultimus) acts as Administrator to the Fund and provides certain fund services, including fund administration, fund accounting, transfer agency and compliance services to the Fund. An employee of Ultimus serves as an officer of the Fund. Ultimus receives monthly fees for the services provided to the Fund.

Foreside Financial Services, LLC acts as Placement Agent (”Placement Agent”) to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Placement Agent Agreement (the “Placement Agent Agreement”) between the Fund and the Placement Agent. The Placement Agent may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Placement Agent) from time to time in connection with the sale of Shares and/or the services provided to common shareholders. These payments will be made by the Adviser and/or its affiliates and will not represent an additional charge to the Fund.

Forum CRE Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

April 16, 2021

(4)     SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of Forum CRE Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Forum CRE Income Fund (the “Fund”) as of April 16, 2021, and the related statement of operations for the one day then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 16, 2021 and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of April 16, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ CohnReznick LLP

We have served as auditor of one or more of the Forum Capital Advisors investment companies since 2019.

Chicago, Illinois
April 26, 2021

APPENDIX D:

FINANCIAL STATEMENTS OF FORUM INTEGRATED INCOME FUND I, L.P.

Forum Integrated Income Fund I, L.P.

Financial Statements as of and for the Year Ended December 31, 2020 and Independent Auditor’s Report

D-i

Independent Auditor’s Report

To the General Partner
Forum Integrated Income Fund I, L.P.

We have audited the accompanying financial statements of Forum Integrated Income Fund I, L.P., which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2020, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forum Integrated Income Fund I, L.P. as of December 31, 2020, and its results of operations, changes in partners’ capital, and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Chicago, Illinois
March 31, 2021

FORUM INTEGRATED INCOME FUND I, L.P.

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL
AS OF DECEMBER 31, 2020

ASSETS
INVESTMENT SECURITIES – At fair value (cost of $28,828,219)	$29,170,362
CASH AND CASH EQUIVALENTS	5,507,635
OTHER ASSETS	188,359
INTEREST RECEIVABLE	68,003
DIVIDENDS RECEIVABLE	10,109
TOTAL ASSETS	$34,944,468

LIABILITIES AND PARTNERS’ CAPITAL
PAYABLE FOR SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE	$5,373,000
CONTRIBUTIONS RECEIVED IN ADVANCE	2,250,000
ACCRUED EXPENSES	146,935
DISTRIBUTIONS PAYABLE	3,020
TOTAL LIABILITIES	7,772,955
PARTNERS’ CAPITAL	27,171,513
TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$34,944,468

The accompanying notes are an integral part of these financial statements.

FORUM INTEGRATED INCOME FUND I, L.P.

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2020

Description	Effective Rate	Stated Maturity Date	Par Value/Shares	Fair Value	Fair Value as a % of Partners’ Capital
Commercial Mortgage Backed Securities (United States):
Barclays Commercial Mortgage S FLOATING 11/15/2034 E	2.98%	11/15/2034	186,000	$162,659	0.60%
Credit Suisse Mortgage Trust FLOATING 12/15/2035 C	7.00%	12/15/2035	1,500,000	1,505,715	5.54
DBCCRE Mortgage Trust VARIABLE 1/10/2034 F*	4.93%	1/10/2034	5,800,000	5,674,140	20.88
FHLMC Multifamily Structured P VARIABLE 4/25/2034 X3	4.25%	4/25/2034	8,625,000	2,860,740	10.53
GS Mortgage Securities Trust VARIABLE 1/10/2045 C	5.65%	1/10/2045	1,000,000	980,380	3.61
Great Wolf Trust, Series 2019-WOLF F, 1m LIBOR + 313, 12/15/2036*	3.26%	12/15/2036	5,000,000	4,398,450	16.19
MKT 2020-525M Mortgage Trust VARIABLE 2/12/2040 F	2.94%	2/12/2040	300,000	273,921	1.01
MRCD Mortgage Trust 4.25 12/15/2036 J	4.25%	12/15/2036	2,000,000	1,841,640	6.78
Multifamily Connecticut Avenue FLOATING 10/15/2049 M10	3.40%	10/15/2049	2,250,000	2,096,168	7.71
Multifamily Connecticut Avenue Securities, Series 2019-01 B10, 1m LIBOR + 550, 10/15/2049	5.65%	10/15/2049	1,500,000	1,290,915	4.75
Multifamily Connecticut Avenue Securities, Series 2019-01 CE, 1m LIBOR + 875, 10/15/2049	8.90%	10/15/2049	1,500,000	1,264,035	4.65
Multifamily Connecticut Avenue FLOATING 3/25/2050 M10	3.90%	3/25/2050	2,000,000	1,943,940	7.15
RBSCF Trust VARIABLE 3/11/2031 D	3.58%	3/11/2031	1,400,000	1,280,958	4.71
Total Commercial Mortgage Backed Securities (cost of $25,503,440):				$25,573,661	94.11%
Equities (United States):
Annaly Capital Mgmt			18,000	$454,500	1.67%
Armada Hoffler Properties			11,000	286,660	1.06
Site Centers Corp			14,000	343,280	1.26
Equities (Bermuda):
Brookfield Property Reit Inc			12,874	$294,428	1.08%
Brookfield Property Partners LP			327	7,583	0.03
Total Equities (cost of $1,224,779):				$1,386,451	5.10%
Private Investments (United States):
Crimson PE SH, LLC			60	$1,578,750	5.81%
Crimson PE BS, LLC			24	631,500	2.32
Total Private Investments (cost of $2,100,000):				$2,210,250	8.13%

Total investments (cost of $28,828,219):				$29,170,362	107.34%

____________

*         All or a portion of the security is pledged as collateral for the repurchase agreement

All investments are claffisied as real estate investments

The accompanying notes are an integral part of these financial statements.

FORUM INTEGRATED INCOME FUND I, L.P.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

INVESTMENT INCOME:
Interest income	$988,651
Dividend income	45,687
Other income	3,193
Total investment income	1,037,531
EXPENSES:
Management fees	213,726
Administration fees	106,084
Professional fees	73,837
Other expense	49,250
Interest expense	12,784
Total expenses	455,681
NET INVESTMENT INCOME	581,850
REALIZED GAIN ON INVESTMENT SECURITIES	2,412,007
NET CHANGE IN UNREALIZED GAIN ON INVESTMENT SECURITIES	218,678
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	2,630,685
NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$3,212,535

The accompanying notes are an integral part of these financial statements.

FORUM INTEGRATED INCOME FUND I, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2020

	General Partner	Limited Partners	Total
PARTNERS’ CAPITAL – January 1, 2020	$99,101	$8,256,915	$8,356,016
Contributions from partners	202,169	16,864,306	17,066,475
Distributions to partners	(17,337)	(1,446,176)	(1,463,513)
Net increase in partners’ capital resulting from operations	127,557	3,084,978	3,212,535
Incentive fee reallocation to General Partner	318,120	(318,120)	—
PARTNERS’ CAPITAL – December 31, 2020	$729,610	$26,441,903	$27,171,513

The accompanying notes are an integral part of these financial statements.

FORUM INTEGRATED INCOME FUND I, L.P.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in partners’ capital resulting from operations	$3,212,535
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Principal reduction on investment securities	554,506
Purchases of investments	(34,656,515)
Proceeds from sales of investment securities	15,673,297
Realized gain on investment securities	(2,412,007)
Net change in unrealized gain on investment securities	(218,678)
Changes in operating assets and liabilities:
Other assets	49,205
Dividend receivable	(10,109)
Accrued expenses	(24,133)
Interest receivable	(62,608)
Net cash used in operating activities	(17,894,507)
CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from partners, net of change in contributions received in advance and contributions receivable	19,386,386
Distributions to partners, net of change in distributions payable	(1,460,493)
Repayment of advances from affiliate	(415,500)
Proceeds from securities sold under agreement to repurchase	5,373,000
Net cash provided by financing activities	22,883,393
NET INCREASE IN CASH AND CASH EQUIVALENTS	4,988,886
CASH AND CASH EQUIVALENTS – January 1, 2020	518,749
CASH AND CASH EQUIVALENTS – December 31, 2020	$5,507,635

The accompanying notes are an integral part of these financial statements.

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

1.     ORGANIZATION AND NATURE OF BUSINESS

Forum Integrated Income Fund I, L.P. (the “Partnership”) is a Delaware limited partnership, formed for the purpose of seeking to maximize current income with a focus on capital preservation. The Partnership’s secondary objective is long-term capital appreciation. The Partnership will seek to achieve its objectives by acquiring commercial real estate debt instruments, including, but not limited to, subordinated mortgages, mezzanine loans, senior mortgages and commercial mortgage-backed securities (CMBS). Although the Partnership will seek to achieve its investment objectives by investing primarily in fixed income securities, the Partnership may also invest in equity securities, preferred securities, loan and equity participations, and directly in real estate (including the Workout Assets). On April 5, 2019, the Partnership was formed and commenced operations on October 24, 2019 pursuant to a partnership agreement between the General Partner and entities that the General Partner has admitted as Limited Partners. The General Partner is Forum Investor Income Fund I LP LLC.

As of December 31, 2020, the total capital commitment of the Partnership was $49.1 million. The initial capital commitment of the Partnership was $25.3 million. There were additional commitments in the year ended December 31, 2020 of $23.8 million. During the second close on November 1, 2020, the increase in commitment was $10.6 million and during the third close on November 13, 2020, the increase in commitment was $13.2 million. As of December 31, 2020, the unfunded capital commitments of the Limited Partners totaled approximately $23.8 million and the Partnership had called approximately 51.5% of total commitments.

The term of the Partnership is seven years from the date of final close or September 2027 unless dissolved earlier in accordance with the Limited Partnership Agreement (the “Agreement”). The General Partner of the Partnership, in its reasonable discretion, and with required approvals, may extend this term for up to two additional one-year periods.

Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The financial statements of the Partnership have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). For U.S. GAAP purposes, the Partnership is considered an investment company and therefore applies specialized accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires the Partnership to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. On a regular basis, management evaluates its estimates. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents — Cash includes cash in banks and short-term investments. Short-term investments are comprised of highly liquid instruments with original maturities of three months or less.

Concentration of Credit Risk — The Partnership maintains its primary cash accounts with CIBC and Wells Fargo. These accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) and the Securities Investor Protection Corporation (“SIPC”), up to certain limits. From time to time, the Partnership may have cash balances on deposit with this bank in excess of the amounts insured.

Investment Securities — Investment securities are measured at fair value. When actively quoted observable prices are not available, we either use implied pricing from similar instruments or valuation models based on net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Considerable judgment is necessary to interpret market data and develop fair values for these financial instruments. These estimates are impacted by the type of financial instrument, characteristics specific to the instrument and overall market conditions. For further discussion on fair value measurements, see Note 4.

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Investment Transactions and Related Investment Income — Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date. Interest income on investment securities is recognized in accordance with the accounting guidance governing beneficial interests in securitized financial assets, whereby we estimate all cash flows attributable to an investment security on the date the security is acquired. Amounts received from the securitized financial assets are allocated between interest and reduction of principal using the straight line method which approximates the effective yield on these securities. Changes in expected cash flows result in prospective adjustments to interest income. The specific identification method basis is used to determine realized gains and losses.

Income Taxes — The Partnership does not record a provision for U.S. federal, U.S. state or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by federal and state jurisdictions for periods since inception.

The Partnership is required to determine whether its tax positions are “more likely than not” to be sustained on examination by the applicable taxing authority, based on the technical merits of the position. The Partnership recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained, assuming examination by tax authorities. The tax benefit recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Tax positions not deemed to meet a “more likely than not” threshold would be recorded as a tax expense in the current year.

3.     INVESTMENT SECURITIES

Investment securities mainly consist of investments in unrated and non-investment grade rated portions of various issues of CMBS which are collateralized by pools of mortgage loans on commercial and multi-family residential real estate assets. In general, principal payments on each class of security are made in the order of seniority. Each class of security is, in effect, subordinate to all classes with earlier designations. The principal repayments on a particular class are dependent upon collections on the underlying mortgages, which are affected by prepayments, extensions and defaults. As a result, the actual maturity of any class of securities may differ from its stated maturity. At December 31, 2020, the stated maturities of the investment securities extended through 2050, and their coupon rates ranged from 2.94% to 8.90%. Investment securities also include preferred equity securities of real estate related issuers as well as investments in private partnerships of real estate companies.

4.     FAIR VALUE MEASUREMENTS

US GAAP establishes a hierarchy of valuation techniques based on the observability of inputs utilized in measuring financial instruments at fair values. Market based or observable inputs are the preferred source of values, followed by valuation models using management assumptions in the absence of market inputs. The three levels of hierarchy are described below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs are unobservable and reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

4.     FAIR VALUE MEASUREMENTS (cont.)

In certain cases, the inputs to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Fair Value on a Recurring Basis — Assets measured at fair value are categorized in the following table based upon the lowest level of significant input to the valuations:

	December 31, 2020
	Level 1		Level 2	Level 3		TOTAL
Financial assets:
Commercial Mortgage Backed Securities	$		$25,573,661	$		$25,573,661
Equities		1,386,451				1,386,451
Private Investments					2,210,250	2,210,250
Total Investment Securities		$1,386,451	$25,573,661		$2,210,250	$29,170,362

Private investments are currently valued at liquidation preference which approximates fair value.

The Partnership assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfer in accordance with the Partnership’s accounting policy regarding the recognition between levels of the fair value hierarchy. For the year ended December 31, 2020, there were no transfers among levels.

The following is a summary of purchases of Level 3 investments broken out by asset type for the year ended December 31, 2020:

Purchases
Private Investments	$2,100,000
Total Level 3 Investment Securities	$2,100,000

The following is a summary of the valuation techniques employed with respect to financial assets measured and reported at fair value:

Investment Securities — Several inputs and factors are utilized in determining the fair value of investment securities including projected future cash flows, ratings, subordination levels, vintage, remaining lives, credit issues, recent trades of similar securities and the spreads or yields used in the prior valuation. We obtain current market spread or yield information where available and use this information in evaluating and validating the fair value of all investments. Depending upon the significance of the fair value measurements used in determining these fair values, the fair values of these securities may fall within either Level 2 or Level 3 of the fair value hierarchy.

Level 1 equities are equity securities listed on a U.S. securities exchange generally and are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices. To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Level 2 securities are valued at a price obtained from independent pricing services (generally IDC, Markit, PriceServe, Bloomberg, or Broker quotes) in the form of an individual quote or an average to the quotes. The Partnership’s valuation process ensures that fair value measurements are appropriate, reliable, based on observable inputs wherever possible, and that valuation techniques, models, and assumptions used are reasonable and consistently applied.

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

4.     FAIR VALUE MEASUREMENTS (cont.)

Investments in private operating companies primarily consist of private common and preferred stock (together or individually “equity”) investments and debt of privately owned portfolio companies. The transaction price, excluding transaction costs, is typically the Partnership’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment’s principal market under current market conditions. Ongoing reviews by the Partnership’s management are based on an assessment of trends in the performance of each underlying investment from the inception date through the most recent valuation date. Investments in private operating companies are generally categorized as Level 3 in the fair value hierarchy.

5.     DISTRIBUTIONS AND ALLOCATIONS OF INCOME (LOSS)

Pursuant to the terms in the Agreement, available cash shall be allocated to the partners pro rata in proportion to their Sharing Percentages. The partners’ share of distributable cash shall be distributed as follows:

(i)     First, 100% to the Partners, pro rata in accordance with their respective Percentage Interests, until each Partner has received, pursuant to this clause (i) and clause (ii) of the capital waterfall described below, a cumulative amount equal to a 6% per annum cumulative return, compounded annually, accrued on its unreturned Capital Contributions (excluding for this purpose the Capital Contributions made in connection with Special Purpose Entities owning Workout Assets) (the “Preferred Return”);

(ii)    Second, 100% to the General Partner with respect to its carried interest, pursuant to this clause (ii) and clause (iii) of the capital waterfall described below, until Forum Investment has received an amount equal to 10% of the aggregate distributions paid to the Partners pursuant to clause (i) above and this clause (ii) and pursuant to clause (ii) and clause (iii) of the capital waterfall described below; and

(iii)   Third, (A) 90% to the Partners, pro rata in accordance with their respective Percentage Interests, and (B) 10% to the General Partner, with respect to its carried interest.

To the extent the General Partner determines, in its sole discretion, that there is cash with respect to capital proceeds from capital transactions available for distribution (excluding cash attributable to the investments by the Partnership, directly or indirectly, in Workout Assets), such available cash will be distributed to the Partners within a reasonable time after such transaction (and in any event no later than within 90 days), provided that the distributions will be made only in the event the General Partner determines that the Partnership has sufficient liquidity, in accordance with the following priorities:

(i)     First, 100% to the Partners, pro rata in accordance with their respective amounts of unreturned Capital Contributions until each Limited Partner has received distributions in an aggregate amount equal to its aggregate Capital Contributions as of the date of distribution;

(ii)    Second, 100% to the Partners, pro rata in accordance with their respective Percentage Interests, until each Partner has received its Preferred Return, pursuant to this clause (ii) and clause (i) of the income waterfall described above;

(iii)   Third, 100% to the General Partner with respect to its carried interest until Forum Investment has received an amount, pursuant to this clause (iii) and clause (ii) of the income waterfall described above, equal to 10% of the aggregate distributions paid to the Partners pursuant to clauses (i) and (ii) of the income waterfall above and clause (ii) of this waterfall and this clause (iii); and

(iv)   Fourth, (A) 90% to the Partners, pro rata in accordance with their respective Percentage Interests, and (B) 10% to the General Partner, with respect to its carried interest.

Distributions in the amount of approximately $1.46 million were made during the year ended December 31, 2020. Based on the net asset value of the Partnership as of December 31, 2020, the General Partner has an accrued incentive allocation of $318,120.

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

6.     RELATED PARTY TRANSACTIONS

Management Fee — The Partnership pays an annual management fee (the “Management Fee”) to Forum Capital Advisors (the “Advisor”). The Agreement specifies that the Management Fee shall accrue monthly and be payable quarterly in arrears on the last business day of each calendar quarter. The Management Fee for each calendar month shall be equal to one-twelfth (1/12) of one percent (1.00%) of the Net Asset Value of the Partnership. The Partnership incurred $213,726 of Management Fees during the year ended December 31, 2020.

From time to time, the General Partner or its affiliates may pay expenses on behalf of the Partnership, for which the Partnership reimburses the General Partner in accordance with the agreement.

Due to Affiliate — In 2019, the Partnership borrowed funds from an affiliate for the purchase of investments. The advances were paid back through capital contributions of the partners in January 2020. The advances bore interest at LIBOR plus 2.55% and were due on demand. During the year ended December 31, 2020, the Partnership incurred and paid interest of $151 related to this arrangement.

7.     SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE

Securities Sold under Agreement to Repurchase involve the sale of a security to a counterparty, subject to an obligation by the Partnership to repurchase the security from the counterparty at a contracted price on maturity. Reverse repurchase agreements are treated as collateralized financial transactions, and are recorded at their contracted repurchase amounts.

At December 31, 2020, commercial mortgage-backed securities with a fair value of approximately $10,073,000, which are included in securities in the Statement of Assets, Liabilities and Partners’ Capital, were pledged to collateralize reverse repurchase agreements.

At December 31, 2020, reverse repurchase agreements of $5,373,000 had interest rates of 2.47% through 2.48% and maturity dates of February 12, 2021 through March 9, 2021. During the year ended December 31, 2020, the Partnership incurred $12,633 of interest expense, of which $12,633 remained outstanding at December 31, 2020 and is included in accrued expenses on the accompanying Statement of Assets, Liabilities and Partners’ Capital.

8.     FINANCIAL HIGHLIGHTS

The financial ratios and internal rate of return (“IRR”) presented below are calculated for each Limited Partner that has been in the Partnership since inception and include all investment management compensation, including the management fees. The computation of such ratios and IRR is based on the amount of expenses and fees assessed. A Limited Partner’s return may vary.

For the Year Ended December 31, 2020
Financial ratios:
Ratio to average Limited Partner’s capital:
Total expenses excluding incentive allocation	2.07%
Incentive allocation	1.47%
Total expenses including incentive allocation	3.54%
Net investment income	2.55%

IRR from inception through January 1, 2020	22.22%
IRR from inception through December 31, 2020	13.80%

FORUM INTEGRATED INCOME FUND I, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

8.     FINANCIAL HIGHLIGHTS (cont.)

The IRR was computed based on the actual dates of capital contributions, distributions and ending Limited Partner’s capital as of the end of the period.

The expense and net investment income ratios are calculated based on the Limited Partner’s average partners’ capital during the period. The partners’ capital used in the computation of average partners’ capital are weighted based on beginning partner’s capital adjusted for capital contributions, capital distributions and net change in partner’s capital for the year ended December 31, 2020. The net investment income ratio does not include the effect of performance allocation.

9.     COMMITMENTS AND CONTINGENCIES

The worldwide outbreak of COVID-19, a novel coronavirus disease, that began in early 2020 has negatively affected economies, markets and individual companies throughout the world and has increased market volatility. Developments that disrupt global economies and financial markets may magnify factors that affect the Partnership’s performance. While the disruption is currently expected to be temporary, there is considerable uncertainty around the duration of this uncertainty. The effects of this pandemic may materially impact the value and performance of the Partnership, its ability to buy and sell Partnership investments and its ability to achieve its investment objective. The ultimate impact of COVID-19 on the financial performance of the Partnership’s investments cannot be reasonably estimated at this time.

10.     SUBSEQUENT EVENTS

Subsequent events have been considered for the period from the date of the Statement of Assets, Liabilities, and Partners’ Capital through March 31, 2021, the date the financial statements were available to be issued. In February 2021, there was a rebalancing of capital accounts for the inclusion of second and third close partners. Capital contributions of $11,567,882 from the second and third close partners were distributed to the first close partners. There was a distribution to all investors on February 2, 2021 for $1,504,369 of which $199,264 was distribution of income and $1,305,106 was realized gain on proceeds.

FORUM CRE INCOME FUND

PART C — OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

Financial Statements

Part A:	None.
Part B:	Financial Statements are included as Appendix C and Appendix D to the Statement of Additional Information filed herewith

Exhibits

(a)(1)	Certificate of Trust(1)
(a)(2)	Agreement and Declaration of Trust(1)
(b)	Bylaws of Registrant(1)
(c)	Not applicable
(d)(1)	Form of Multiple Class Plan(1)
(d)(2)	Form of Investor Subscription Agreement(1)
(e)	Not applicable
(f)	Not applicable
(g)(1)	Investment Management Agreement(1)
(g)(2)	Investment Consulting Agreement with Janus Capital Management LLC(1)
(h)(1)	Form of Private Placement Agent Agreement(1)
(h)(2)	Form of Shareholder Services Plan(1)
(i)	Not applicable
(j)	Custody Agreement(1)
(k)(1)	Master Services Agreement(1)
(k)(2)	Expense Limitation Agreement(1)
(k)(3)	Principal Financial Officer and Chief Compliance Officer Services Agreement(1)
(l)	Opinion and consent of Alston & Bird LLP(1)
(m)	Not applicable
(n)	Consent of Registrant’s independent registered public accounting firm(1)
(o)	Not applicable
(p)	Not applicable
(r)(1)	Code of Ethics of the Registrant(1)
(r)(2)	Code of Ethics of the Investment Adviser(1)
(r)(3)	Code of Ethics of the Investment Consultant(1)

____________

(1)      Filed herewith.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Memorandum is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a Memorandum supplement related to that offering.

C-1

Item 27.   Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the sale and distribution of the securities described in this registration statement.

Securities and Exchange Commission Fees	$0
Blue Sky Fees	$12,271
Accounting Fees and Expenses	$6,000
Legal Fees and Expenses	$150,000
Printing and Postage Expenses	$4,000
Miscellaneous Fees and Expenses	$12,000
Total:	$184,271

____________

*To be filed by amendment.

Item 28.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Forum Capital Advisors, LLC (the “Investment Adviser”), the investment adviser to the Registrant. The Investment Adviser was formed under the laws of the State of Delaware in 2019. Additional information regarding the Investment Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-120917).

Item 29.    Number of Holders of Securities

Set forth below is the number of record holders as of April 27, 2021 of each class of securities of the Fund.

Title of Class	Number of Record Holders
Class W Shares	0
Class I Shares	1

Item 30.   Indemnification

Reference is made to Article VIII Sections 8.1 through 8.4, of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) which is incorporated by reference herein.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

C-2

Item 31.    Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the Investment Adviser is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-120917), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Consultant of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the Investment Consultant is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

Ultimus Fund Solutions, LLC, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Foreside Fund Services, LLC, the Fund’s placement agent, maintains certain required accounting related and financial books and records of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank, N.A., the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106. The other required books and records are maintained by the Investment Adviser at 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

Not Applicable.

C-3

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, State of Colorado, on the 27th day of April, 2021.

Forum CRE Income Fund
By:	/s/ Darren Fisk
Darren Fisk
Chairman, Chief Executive Officer and Trustee

C-4